Exhibit 10.10

CLOSING BINDER INDEX

$100,000,000.00 Credit Facilities

from

Prosperity Bank

to

Houston International Insurance Group, Ltd.

Closing Date: December 11, 2019

Borrower	-	Houston International Insurance Group, Ltd.

Guarantors	-	HIIG Service Company HIIG Underwriters Agency, Inc.

Borrower’s Counsel	-	Leslie Shaunty, Vice President-Legal, HIIG Service Company

Lender	-	Prosperity Bank (Todd Coultas)

Lender’s Counsel	-	Reed Smith LLP (Al Kyle)

A.	LOAN DOCUMENTATION

1.	Participation Agreement with First Foundation Bank

2.	Credit Agreement

3.	$50,000,000 Promissory Note (Term Loan Note)

4.	$50,000,000 Revolving Promissory Note

5.	Guaranty Agreement

6.	Security Agreement

7.	Pledge and Security Agreement

8.	Trademark Security Agreement

9.	Notice of Final Agreement

10.	Flow of Funds; Request for Advance

CLOSING BINDER INDEX	Page 1

11.	UCC Financing Statement for Security Agreement [recorded with Delaware SOS]

B.	AUTHORITY DOCUMENTS

1.	Opinion of Counsel

2.	Secretary’s Certificate of Borrower, dated December 11, 2019, certifying the Organizational Documents and Corporate Resolutions of Borrower

3.	Secretary’s Certificate of HIIG Underwriters, dated December 11, 2019, certifying the Organizational Documents and Corporate Resolutions of HIIG Underwriters

4.	Secretary’s Certificate of HIIG Service, dated December 11, 2019, certifying the Organizational Documents and Corporate Resolutions of HIIG Service

C.	OTHER DOCUMENTS

1.	Compliance Certificate

2.	Certificate of Beneficial Owners

3.	UCC Searches

CLOSING BINDER INDEX	Page 2

PARTICIPATION AGREEMENT

This PARTICIPATION AGREEMENT (“Agreement”) is dated as of December 11, 2019 (the “Effective Date”), by and between PROSPERITY BANK, a Texas banking association (“Lead”) and FIRST FOUNDATION BANK (“Participant”).

RECITALS

A.          Lead has invited Participant to participate in, and Participant desires to participate in, that certain Term Loan (the “Term Loan”) originated by Lead to HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation (“Borrower”) along with a certain Revolving Loan (the “Revolving Loan” and collectively with the Term Loan, the “Loans”), and evidenced by Borrower’s promissory notes (as from time to time modified, amended or supplemented, the “Notes”), payable to the order of Lead, and described as follows:

Loan Date	Loans	Maximum Principal Amount	Loan Maturity	Payment Terms
December 11, 2019	Term Loan	$50,000,000.00	December 11, 2024	Interest only monthly, balloon payment at maturity
December 11, 2019	Revolving Loan	$50,000,000.00	December 11, 2024	Interest only monthly, balloon payment at maturity

B.          The collateral for the Loans, including any real property, personal property, instruments, accounts and guaranties, is generally described as follows:

(i)	First priority security interest in certain assets of the Borrower as more particularly set forth in: (a) that certain Pledge Agreement executed by and between Borrower and Lead, and (b) that certain Security Agreement executed by and between Borrower and Lead; and

(ii)	Guaranty Agreement, executed by HIIG Service Company and HIIG Underwriters Agency, Inc. for the benefit of Lead.

C.           Lead and Participant desire to set forth their respective undivided interests in the Term Loan and other agreements between them relating to the Loans.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, Lead and Participant hereby agree as follows:

1.           Loan Documents. The Loans are made in accordance with that certain Credit Agreement, dated December 11, 2019 (as from time to time modified, amended or supplemented, the “Loan Agreement”) between Borrower and Lead. The Loans shall be evidenced by the Notes which shall be payable to the order of Lead and further shall be evidenced and secured by various other documents and instruments (the Notes, the Loan Agreement and such other documents and instruments, together with any amendments thereto, being hereinafter together called the “Loan Documents”), all of which have been reviewed and approved by Participant. All Loan Documents executed and delivered in connection with the Loans shall be held by Lead. Duplicate original counterparts or photocopies of the Loan Documents shall be furnished to Participant promptly following their execution and the completion of all necessary filings of the Loan Documents.

2.           Participation. Lead hereby sells, and Participant hereby buys, a pro rata, undivided participation in the Term Loan and Loan Documents (the “Participation”) equal to $20,000,000.00 or 40% of the Term Loan (or 20% of the Loans, in each case as determined prior to any participations in, or assignments of, Lead’s rights in the Loan Documents), and such percentage at such time is referred to herein as Participant’s “Participation Percentage”) which shall entitle Participant: (a) to receive from Lead: (i) Participant’s Pro Rata Part (hereinafter defined) of any and all principal payments made by Borrower to Lead under the Loan Documents; (ii)   its Pro Rata Part of any and all interest payments made by Borrower to Lead under the Loan Documents, at the rates specified (and as calculated) therein; and (b) to its Pro Rata Part of the rights and benefits of Lead under the Loan Documents; subject, however, to the terms and conditions, if any, set forth with respect to such rights in the Loan Documents. It is further understood and agreed that the rights of Participant to the Participation sold hereunder exist solely as a result of this Agreement or as provided in the Loan Agreement. Except for the obligation of Lead to account for payments received by it or as otherwise specifically provided herein, the sale and purchase of the Participation hereunder shall be without recourse against, or representation or warranty (except as set forth herein in Paragraph 20) by, Lead. Notwithstanding the Participation sold to Participant hereunder, Lead shall remain liable to perform all of its obligations under the Loan Documents. “Pro Rata Part” means an amount or a right, title or interest, determined, at any time, with respect to any other amount, or any other right, title or interest, by multiplying such other amount, or such other right, title or interest, by a fraction, the numerator of which fraction is the aggregate amount of outstanding payments (“Purchase Payments”) made by Participant to Lead as Participant’s Participation Percentage of outstanding advances under the Term Loan made and Expenses not reimbursed by Borrower paid by Lead and the denominator of which fraction is the aggregate amount of outstanding advances of the Loans, and Expenses and interest rate agreement obligations, if any, not reimbursed by Borrower.

3.           Consideration. In consideration for the purchase of the Participation: (a)   Participant agrees to pay to Lead in immediately available funds, on the date hereof, a Purchase Payment equal to Participant’s Participation Percentage of the total advances under the Term Loan made by Lead to Borrower under the Loan Agreement which are outstanding on the date hereof; and (b) Participant agrees to pay to Lead, on the date each advance of the Term Loan is made after the date hereof, a Purchase Payment equal to Participant’s Participation Percentage of each such advance. In order to enable Participant to make the payments required by clause (b) above, Lead agrees to give Participant either telephonic (with written verification to immediately follow) or facsimile (with telephonic confirmation of receipt) notice of the maximum amount of each advance of the Term Loan to be made under the Loan Agreement at least one (1) Business Day prior to the advance. The payments required of Participant as set forth in this Paragraph must be made prior to 1:00 p.m., Dallas, Texas time, on the date due by debit to Participant’s account with Lead or by transfer of federal funds to Lead, pursuant to the wire instructions set forth on the signature page hereof.

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Upon receipt by Lead of each Purchase Payment from Participant, at Participant’s request Lead shall execute and send to Participant a Participation Statement (in the form set forth on the attached Exhibit A) to evidence Lead’s receipt of such Purchase Payment and the cumulative participation of Participant in advances of the Term Loan.

4.           Partial Payments. If Borrower makes only a partial principal, interest or fee payment to Lead under the Loan Agreement, Participant, subject to Paragraphs 5 and 6 of this Agreement, shall be entitled to receive an amount equal to the product of (a) Participant’s Pro Rata Part, multiplied by (b) the amount of such partial payment.

5.           Payments to Participant. Participant’s share of each interest, principal, or fee payment shall be paid to Participant by transfer of federal funds to Participant, pursuant to the wire instructions set forth on the signature page hereof, (a) on the same day Lead shall have received the applicable payment in good funds from Borrower, provided such payment is received by Lead prior to the applicable time for payment specified in the Loan Agreement or, if no such time is specified, prior to 12:00 noon, Dallas, Texas time, on such day, or (b) on the Business Day next following the day on which Lead receives such payment in good funds, if such payment is received later than such time. As used herein, the term “Business Day” shall mean any day which is not a Saturday, Sunday, or a legal holiday on which banking institutions in the State of Texas are authorized by law to close; provided, however, if the applicable day relates to a determination relative to an London Interbank Offered Rate or Eurodollar Rate, such day shall not include a day in which commercial banks in London, England are closed for international business (including dealings in U.S. dollar deposits). Without limitation of Participant’s obligation to pay Expenses (hereinafter defined) as provided in Paragraph 7 hereof, it is agreed that Lead shall be entitled to deduct from Participant’s Pro Rata Part of such payments (before remitting any remaining amount of such payments to Participant) Participant’s Participation Percentage of each Expense, if any, which has not been paid by Participant to Lead within twenty (20) days after request for payment is made by Lead, regardless of whether Participant disputes its obligation to pay any such Expense, but without prejudice to Participant’s rights to recover the amount so deducted if not in fact owed by Participant.

6.           Required Repayments to Borrower; Failure to Fund. Participant shall repay to Lead any sums paid to Lead by Borrower and distributed by Lead to Participant which Lead shall be required to return to Borrower or to any receiver, trustee, or custodian for Borrower. In the event Participant fails or refuses to make any such payment, to pay its Participation Percentage of each advance of the Term Loan under the Loan Agreement (as required in Paragraph 3 of this Agreement) or to pay its Participation Percentage of Expenses (as required in Paragraph 7 of this Agreement) to Lead (each being a “Defaulted Payment”), then; (a) in addition to any of its rights at law or in equity, Lead shall be entitled, but in no event shall have the obligation to fund such Defaulted Payment and, notwithstanding anything to the contrary herein, for so long thereafter as Participant fails to make such Defaulted Payment to offset the amount of such Defaulted Payment by Lead against Participant’s Pro Rata Part of all sums received by Lead under this Agreement (including offset for interest owed by Participant to Lead as provided below) until reimbursed therefor by Participant; and (b) if Participant does not cure its failure to make such Defaulted Payment within five (5) days after notice from Lead (and for so long thereafter as Participant fails to make such Defaulted Payment) Participant shall be deemed to have offered to sell Participant’s entire Participation for a sales price equal to the Purchase Payments which have been funded by Participant as of the date of such sale plus any and all unpaid interest thereon and fees in connection therewith in which Participant shares under Paragraph 2 hereof, which offer Lead may, but shall not be obligated to, accept. Furthermore, the unpaid portion of any such amount paid by Lead on behalf of Participant shall be payable by Participant to Lead on demand and shall bear interest for each day from the date of such payment until it is repaid by Participant at the rate borne by advances of the Term Loan as calculated in the Loan Documents, but never in excess of the maximum nonusurious rate permitted by applicable law.

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7.           Fees and Expenses. Participant shall promptly pay its Participation Percentage of the following (each an “Expense”): (a) all expenses reasonably incurred by Lead and deemed by Lead to be in the best interest of Lead and Participant to protect Lead’s and Participant’s rights and interests hereunder and under the Loan Documents and in the collateral securing the Loans (including, without limitation, property taxes, insurance premiums and other non-discretionary expenses reasonably incurred by Lead in connection with the protection and preservation of the collateral, including those with respect to the operation, management, maintenance, repair, sale and disposition of collateral after acquisition of title thereto by Lead), and all attorneys’ fees incurred by Lead in connection therewith, and (b) to the extent consented to by Participant, all other expenses, including, without limitation, attorneys’ fees, incurred by Lead in connection with the enforcement of the obligations of Borrower or any Guarantor (hereinafter defined) under any of the Loan Documents, or in connection with any collateral for the Loans. Participant shall be entitled to its Pro Rata Part of (i) any payments subsequently received by Lead with respect to such Expenses and (ii) any such Expenses which Participant has prepaid but which are not actually expended, which Pro Rata Part shall be in the form of a reimbursement or credit, as applicable.

8.           Borrower Information; Independent Credit Analysis. Lead shall provide to Participant: (a) a set of closing documents (as requested by Participant) for the Loans; (b) a copy of each Financial Statement received by Lead after the date hereof promptly upon the receipt of same by Lead; and (c) a copy of each Draw Request form received by Lead after the date hereof. To the extent not already available to Participant, Lead shall provide Participant and/or make available for Participant’s inspection during reasonable business hours and at Participant’s expense, upon Participant’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Lead’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loans; (iii) copies of all current financial statements in respect of Borrower, or any guarantor or other Person liable for payment or performance by Borrower of any obligations under the Loan Documents (herein called a “Guarantor”), then in Lead’s possession with respect to the Loans; and (iv) other current factual information then in Lead’s possession with respect to the Loans and bearing on the continuing creditworthiness of Borrower or any Guarantor under the Loan Documents; provided that nothing contained in this Paragraph shall impose any liability upon Lead for its failure to provide Participant any of such Loan Documents, information, or financial statements, INCLUDING ANY FAILURE CONSTITUTING IN WHOLE OR PART LEAD’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE, unless such failure constitutes willful misconduct or gross negligence on Lead’s part; and provided, further, that Lead shall not be obligated to provide Participant with any information in violation of law or any contractual restrictions on the disclosure thereof (provided such contractual restrictions shall not apply to distributing to Participant factual and financial information required to be provided under the Loan Documents). Participant hereby acknowledges, agrees, and represents: (a) that Participant has conducted or shall conduct an independent credit analysis of Borrower, and each Guarantor and an investigation or assessment of risk with respect to the Loans to satisfy itself that the Participation is a credit which Participant would make directly; (b) that Lead has not provided to Participant, and Participant has not relied on or used in any other way, any credit analysis of Borrower, or any Guarantor prepared by Lead or an investigation or assessment of risk with respect to the Loans prepared by Lead; (c) that any information provided to Participant by Lead regarding the Loan, Borrower, any Guarantor or any collateral for the Loans is provided without any warranty or representation, express or implied, as to its accuracy or completeness and is subject to independent verification by Participant; and (d) that Participant has independently and without reliance upon Lead or any other Person, and based upon such documents and information as Participant has deemed appropriate, made its own decision to enter into this Agreement.

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9.           Participant’s Ability to Enforce the Loan Documents. Participant hereby agrees that it shall not have any right or responsibility to enforce the obligations of Borrower or any other party under the Loan Documents, and except as expressly provided herein to the contrary, all rights pursuant to the Loan Documents (or otherwise) of Lead to secure or enforce payment of the obligations of Borrower, or any Guarantor under the Loan Documents shall be so held (and such rights shall be exercised solely by and at the option of Lead) for the pro rata benefit of Lead and Participant (collectively, “Lenders”).

10.         Other Financings. Without limiting rights to which Participant otherwise is or may become entitled, Participant shall have no interest, by virtue of this Agreement and Participant’s rights hereunder, in (a) any present or future loans from, letters of credit (other than those issued pursuant to the Loan Agreement) issued by, or leasing, other financing or capital markets transactions by, Lead or any parent, subsidiary or affiliate of Lead to, on behalf of, or with Borrower, any Guarantor or any partner, parent, subsidiary or other affiliate of any of them (collectively referred to herein as the “Other Financings”), other than the Loans in which Participant participates hereunder; (b) any present or future guaranties by or for the account of Borrower which are not contemplated by the Loan Documents; (c) any present or future offset exercised by Lead in respect of such Other Financings, except to the extent such present or future offset is also exercised in respect of the Loan; (d) any present or future property taken as security for any such Other Financings, except to the extent such present or future property is also taken as security for the Loans; or (e) any property now or hereafter in the possession or control of Lead which may be or become security for the obligations of Borrower arising under any Loan Document by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any such Other Financings; provided that, if payments in respect of such guaranties or such property or the proceeds thereof shall be applied to the obligations of Borrower arising in respect of an advance of the Loans in which Participant participates hereunder, then Participant shall be entitled to share in such application as set forth in Paragraph 2 herein.

11.         Performance through Representatives. Lead may perform any of its duties hereunder by or through officers, directors, employees, attorneys, or agents (collectively, “Representatives”), and Lead and its Representatives shall be entitled to rely, and shall be fully protected in relying, upon any communication or document believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon the opinion of counsel selected by Lead.

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12.         Duty of Care. Neither Lead nor its parent, subsidiaries or affiliates, nor any of their Representatives, nor owners shall be liable for any action taken or omitted to be taken by it or them under this Agreement, any Loan Document or Other Financings in good faith and believed by it or them to be within the discretion or power conferred upon it or them by this Agreement, any Loan Document or any Other Financing agreement, or be responsible for the consequences of any error of judgment, INCLUDING IN WHOLE OR PART FOR LEAD’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE, except for actions taken or omitted to have been taken by them which constitute willful misconduct or gross negligence. Lead will exercise the same care in administering the Loan Documents as it exercises with respect to similar transactions entered into solely for its own account, including, but not limited to, the taking of such action as is appropriate to maintain the perfection and priority of the liens, mortgages and security interests granted by Borrower to Lead in any of the Loan Documents, and shall otherwise have no liability or responsibility to Participant, INCLUDING IN WHOLE OR PART FOR LEAD’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE, except for actions taken or omitted to be taken by Lead which constitute willful misconduct or gross negligence. Unless indemnified to the satisfaction of Lead against loss, cost, liability, and expense, Lead shall be under no duty to enforce any rights, remedies, powers, or privileges with respect to any of the obligations of Borrower under any of the Loan Documents and shall not be compelled to do any act hereunder or thereunder or to take any action toward the exercise or enforcement of the powers created by this Agreement or any Loan Document, or to prosecute or defend any suit in respect thereof. Lead shall not be responsible in any manner to Participant for: (a) the effectiveness, enforceability, genuineness, validity, or, except with respect to this Agreement, due execution of this Agreement, any of the Loan Documents, or any other documents, agreements, or instruments; (b) any representation, warranty, document, certificate, report, or statement therein made or furnished under or in connection with any of the Loan Documents; (c) the adequacy of collateral for the obligations of Borrower, or any Guarantor under any of the Loan Documents; (d) the existence, priority, or perfection of any lien or security interest granted or purported to be granted in connection with any of the Loan Documents; or (e) the observation of or compliance with any of the terms, covenants, or conditions of the Loan Documents on the part of Borrower or any Guarantor.

13.         Not a Loan; No Duty to Repurchase the Participation. No amount paid by Participant to purchase the Participation shall be considered a loan by Participant to Lead. Lead shall have no obligation to repurchase the Participation upon any default by Borrower under any of the Loan Documents or in any other event whatsoever.

14.         Right to Purchase. Lead shall have the right, but is not obligated, on five (5) days’ prior written notice, to purchase Participant’s Participation by paying to Participant an amount equal to its Participation Percentage of the unpaid principal and accrued interest on the Loans and, upon such payment, this Agreement shall be terminated and Participant shall have no further interest in the Loans or in any of the Loan Documents, and will release Lead from any obligations to Participant if any exist under the terms of this Agreement.

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15.         Amendments, Waivers, etc. Lead may enter into any amendment or modification of, or may waive compliance with the terms of, any Loan Document without the consent of Participant; provided that, unless Lead is authorized to offset under Paragraph 6 of this Agreement the consent of Participant (which consent shall not unreasonably be withheld or delayed) shall be required before Lead may take or omit to take any action under any of the Loan Documents which would result in the following (each a “Material Change”): (a) reduce or increase the amounts of principal or interest payments under either Loan; (b) reduce or increase any interest rate under either Loan in which Participant shares under Paragraph 2 hereof; (c) postpone any due date for payment of principal or interest under either Loan in which Participant shares under Paragraph 2 hereof, including, without limitation, the final maturity date of either Loan; (d) release or subordinate any existing collateral described in the Loan Documents; (e) release the liability of Borrower or any existing Guarantor; or (f) permit the sale, transfer, pledge, mortgage or assignment of (i) any collateral for the Loans or (ii) any direct or indirect interest in Borrower, except such action as expressly permitted under the Loan Documents or in connection with the exercise of Lead’s rights and remedies under the Loan Documents; provided, however, that Participant shall be deemed to have consented to any Material Change described in clauses (a), (b), (c), (d), (e) or (f) immediately above if Participant has not objected thereto in writing within ten (10) Business Days after Lead has notified Participant thereof in writing. If Participant is unwilling to consent to any amendment or modification of, or waiver of compliance with, the Loan Agreement or any other Loan Document (where the consent of Participant is required), Participant shall be deemed to have offered to sell to Lead Participant’s Participation at such time for a sales price equal to Participant’s Purchase Payments which have been funded by Participant as of the date of such sale plus any and all unpaid interest thereon and fees in connection therewith in which Participant shares under Paragraph 2 hereof. Lead shall have the right, but not the obligation, to accept such offer and shall be entitled to deduct from such sales price the amount, if any, equal to Participant’s Participation Percentage of each Expense which has not been paid by Participant to Lead. As set forth in Paragraph 9 and subject to Paragraphs 15 and 16 hereof, Lead shall be entitled, at its option, and without the consent of Participant from time to time and at any time, to exercise any rights or remedies under or in respect of any Loan Document, or refrain from exercising any such right or remedy, upon the occurrence of a default under the Loan Documents or at any other time.

16.         Notice of Default; Advances After Default. Unless Lead is authorized to offset under Paragraph 6 of this Agreement Lead will, with reasonable promptness, notify Participant of any material default with respect to either Loan of which it is actually aware and of any other matters which, in its judgment, materially affect the interest of Participant in respect of the Loans (collectively, a “Material Default”), but Lead will not in any event (INCLUDING IN WHOLE OR PART FOR LEAD’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE, except for gross negligence or willful misconduct) be liable to Participant for Lead’s failure to do so. Without the prior written consent of Participant (which consent shall not unreasonably be withheld or delayed), unless Lead is authorized to offset under Paragraph 6 of this Agreement, Lead shall not make any advances to Borrower under the Loans after the occurrence of a Material Default or an unconsented Material Change, except advances deemed by Lead to be in the best interests of Lead and Participant to protect Lead’s and Participant’s rights and interests hereunder and under the Loan Documents and in the collateral securing the Loans (including, without limitation, completion of the collateral, property taxes, insurance premiums and other non-discretionary expenses incurred by Lead in connection with the protection and preservation of the Property), and all attorneys’ fees incurred by Lead in connection therewith.

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17.         Foreclosure; Acquisition of Title. Without the prior written consent of Participant (which consent shall not unreasonably be withheld or delayed), unless Lead is authorized to offset under Paragraph 6 of this Agreement, Lead shall not consummate a foreclosure sale of any of the collateral for the Loans or take title to any of the collateral for the Loans by any other means; provided, however, that the consent of Participant shall not be required in connection with any action on the part of Lead in preparation for any such foreclosure sale or other means of taking title, including, without limitation, (a) giving any notice of default, intent to accelerate or acceleration, (b) accelerating either Loan, or (c) giving any notice of any such foreclosure sale or other means of taking title, including without limitation commencing a judicial action.

If foreclosure of any of the collateral for the Loans occurs, then after all expenses of foreclosure and collection are paid, and subject to Lead’s right of offset under Paragraph 6 hereof, if applicable, Lead shall promptly remit to Participant its Pro Rata Part of all net collections respecting such collateral which are received by Lead as a consequence of such foreclosure.

In the event that Lead shall have acquired title to any of the collateral by foreclosure or otherwise, that title shall be held in Lead’s name or in the name of a nominee acceptable to Lead, but Lead or such nominee shall hold such title for the undivided benefit and protection of Participant (to the extent of Participant’s Pro Rata Part) and Lead. If such title is taken, Lead and Participant respectively waive any statutory or common law right of partition or any other similar rights or remedies, and unless Lead is authorized to offset under Paragraph 6 of this Agreement Lead shall make reasonable efforts to consult with Participant as to the best manner in which to proceed with respect to the operation, management, improvement, maintenance, repair, sale and disposition of such collateral but the decision of Lead shall control. Lead shall retain in its capacity as lead lender and servicer, all rights with respect to the operation, management, maintenance, improvement and repair of such collateral pending the disposition thereof. Participant agrees to promptly execute and deliver to Lead all documents which Lead may reasonably request to enable or facilitate the exercise of such rights with respect to such collateral and to effect a disposition thereof.

18.         Sale After Foreclosure or Acquisition of Title. Without the prior written consent of Participant (which consent shall not unreasonably be withheld or delayed), unless Lead is authorized to offset under Paragraph 6 of this Agreement, Lead shall not consummate any sale or disposition of such collateral after foreclosure or other means of acquisition of title if in connection therewith (a) a purchase money obligation and mortgage instrument or security interest shall be taken as the entire or partial payment for the sale of any of such collateral, or (b) Participant shall not receive payment in full; it being understood that the consent of Participant shall not be required if Lead is authorized to offset under Paragraph 6 of this Agreement, or upon consummation of any such sale or disposition, Participant shall receive the minimum payment set forth above. If a purchase money obligation and mortgage instrument or security interest shall be taken in partial payment for the sale of any of the collateral acquired by Lead or its nominee, Participant agrees to enter into an agreement with respect to that obligation and mortgage instrument or security interest, defining Participant’s rights in the same in accordance with Participant’s Pro Rata Part and this Agreement, which agreement shall be in all material respects similar to this Agreement, to the extent this Agreement is appropriate or applicable. In the absence of such an agreement, the obligation and mortgage instrument or security interest shall be held by the mortgagee or security interest holder for the ratable benefit of Participant and shall be subject to the terms of this Agreement to the extent applicable.

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If Lead receives a purchase offer for collateral for the Loans which requires Participant’s consent, but for which Participant does not consent within ten (10) Business Days after notification from Lead, Lead may offer (“Purchase Offer”) to purchase all of Participant’s right, title and interest in the collateral for a purchase price equal to Participant’s Pro Rata Part of the net proceeds anticipated from such sale of such collateral (as reasonably determined by Lead, including the undiscounted face principal amount of any purchase money obligation not payable at closing) (“Net Proceeds”). Within ten (10) Business Days thereafter Participant shall be deemed to have accepted such Purchase Offer unless Participant notifies Lead that it elects to purchase all of Lead’s right, title and interest in the collateral for a purchase price payable by Participant in an amount equal to the Net Proceeds less Participant’s Pro Rata Part of the Net Proceeds, in which event Lead shall assign all of its rights and obligations under the Purchase Offer to Participant. Any amount payable hereunder by Participant or Lead shall be due on the earlier to occur of the closing of the sale of the collateral or 30 days after the Purchase Offer, regardless of whether the collateral has been sold.

19.         Participant’s Representations. Participant represents and warrants to Lead that: (a) Participant is purchasing the Participation hereunder for its own account in respect of a commercial transaction made in the ordinary course of its business and not with a view to or in connection with any subdivision, resale, or distribution thereof; (b) Participant is engaged in the business of entering into commercial lending transactions (including transactions of the nature contemplated herein) and can bear the economic risk related to the purchase of the same; and (c) Participant does not consider the acquisition of the Participation hereunder to constitute the “purchase” or “sale” of a “security” within the meaning of any federal or state securities statute or law, or any rule or regulation under any of the foregoing.

20.         Lead’s Representations. Lead represents and warrants to Participant that, as of the date hereof, (a) no default in the payment of principal or interest on the Loans has occurred and remains uncured under the Loan Documents; (b) Participant is being requested to advance no more than its Participation Percentage of the current outstanding principal balance of the Loan; (c) Lead has not previously assigned or participated the Loans to a third party except as previously disclosed to Participant; (d) Lead is the owner of the Loans and has the right to sell the Participation to Participant; and (e) Lead does not consider the sale of the Participation hereunder to constitute the “purchase” or “sale” of a “security” within the meaning of any federal or state securities statute or law, or any rule or regulation under any of the foregoing.

21.         Additional Participations. Without the prior written consent of Participant, Lead may grant additional participations (other than the Participation) in, or assignments of, the rights and obligations of Lead under the Loan Documents. Without the prior written consent of Lead, the Participation may not be subdivided or transferred in any way by Participant and Participant may not grant participations in the Participation.

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22.         Withholding Taxes. If Lead shall be required by law to deduct and withhold taxes or other charges imposed by any jurisdiction (“Taxes”) from any amounts payable to Participant with respect to the Loans because Participant is a Non-Exempt Person (hereinafter defined), Lead shall be entitled to do so with respect to Participant’s interest in such payment (all withheld amounts being deemed paid to Participant). A “Non- Exempt Person” is any Person other than a Person who either (a) is a United States Person or (b) has on file with Lead for the year involved such duly-executed form(s) or statements which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Person, (ii) the United States Internal Revenue Code of 1986, as amended and as such may hereafter be amended, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, permit Lead to make such payments free of any obligation or liability for withholding. Participant agrees to indemnify Lead against and to hold Lead harmless from any Taxes, interest, penalties and reasonable attorneys’ fees arising from any failure of Lead to withhold Taxes from payments made to Participant in reliance upon any representation or document made or provided by Participant to Lead, it being agreed that (x) Lead shall be absolutely and unconditionally entitled to accept any such representation or document as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate the same, and (y) Participant shall, upon request of Lead and at Participant’s sole cost and expense, defend any claim relating to the foregoing indemnification, by counsel selected by Participant and reasonably satisfactory to Lead. Participant represents to Lead that Participant is not a Non-Exempt Person and that Lead is not obligated under applicable law to withhold Taxes on any sums paid to Participant pursuant to this Agreement. Contemporaneously with the execution of this Agreement, and from time to time as necessary during the term of this Agreement, Participant shall deliver to Lead evidence reasonably satisfactory to Lead substantiating that Participant is not a Non-Exempt Person and that Lead is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Loans or otherwise.

23.         No Reliance by Others. None of the provisions of this Agreement shall inure to the benefit of Borrower or any Person other than Lenders; consequently, Borrower shall not be, and no Person other than Lenders shall be, entitled to rely upon or raise as a claim or defense, in any manner whatsoever, the failure of either Lender to comply with the provisions of this Agreement. Neither Lender shall incur any liability to Borrower or any other Person for any act or omission of the other Lender.

24.         Not a Partnership. Neither the execution of this Agreement, the sharing in the Loan Documents, nor any agreement to share in profits or losses arising as a result of the transactions contemplated hereby is intended to be or to create, and the foregoing shall be construed not to be or to create, any partnership, joint venture, or other joint enterprise between Lenders; and neither the execution of this Agreement, nor the management and administration of the Loan Documents and the related documents by Lead, nor any other right, duty or obligation of Lead under or pursuant to this Agreement is intended to be or create any express, implied or constructive trust or other fiduciary relationship between Lead and Participant.

25.         Waivers. No delay or omission by any party to exercise any right under this Agreement shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default. Any waiver, consent, or approval under this Agreement must be in writing to be effective.

10

26.         Recovery of Costs. In the event of any action to enforce the provisions of this Agreement against a party hereto, the prevailing party shall be entitled to recover all costs and expenses incurred in connection therewith including, without limitation, reasonable attorneys’ fees and expenses.

27.         Illegality. The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

28.         Notices. Except as otherwise provided to the contrary in this Agreement, any notice, consent, approval, direction, authorization, request or demand required or which any party desires to give to another party under this Agreement, must be in writing (including facsimile, telegram or telex) to be effective and shall be deemed to have been given when actually received or, if sent by facsimile, upon telephonic confirmation of receipt or, if mailed, on the third Business Day after it is enclosed in an envelope addressed to the party to be notified at the address stated opposite its signature below (or at such other address as may have been designated by written notice), properly stamped, sealed, and deposited in the appropriate official postal service. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph shall not be construed in any way to require giving of notice or demand to or upon any Person in any situation or for any reason. If Participant does not notify or inform Lead of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Lead, in connection with the Loans or any matter pertaining to the Loan, within ten (10) Business Days (or such longer period as may be specified by Lead) after such consent, approval or agreement is requested by Lead, Participant shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.

29.         Construction. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender in this Agreement shall include each other gender where appropriate.

30.         Governing Law. THIS AGREEMENT IS PERFORMABLE IN THE COUNTY WHERE LEAD IS LOCATED PURSUANT TO LEAD’S ADDRESS BELOW, AND THE LAWS OF THE STATE WHERE LEAD IS LOCATED PURSUANT TO LEAD’S ADDRESS BELOW AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

31.         Counterparts/Facsimile. This Agreement and all amendments hereto may be executed in any number of original counterparts, each of which when so executed and delivered shall be an original, and all of which, collectively, shall constitute one and the same agreement, it being understood and agreed that the signature pages may be detached from one or more counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled. In addition, due execution of this Agreement by any party may be evidenced by a facsimile copy hereof reflecting the signature of such party; provided, however, that such party shall forward to the other parties via overnight courier an executed counterpart of this Agreement bearing its ink original signature.

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32.         Successors and Assigns. Subject to Paragraph 20, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

33.         Entire Agreement. This Agreement embodies the entire agreement between the parties, supersedes all prior agreements and understandings between such parties, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by an authorized officer of each party hereto. Participant disclaims that it is relying upon or relied upon any alleged representations or warranties made by Lead, and acknowledges and agrees that Lead has specifically disclaimed and does hereby disclaim any such representations and warranties not contained herein.

34.         Participation. Lead and Participant and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective, duly authorized officers, as of the date first above written.

LEAD:

PROSPERITY BANK,
a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Address:
Prosperity Bank
5851 Legacy Circle, Suite 1200
Plano, Texas 75024
Attention: Todd Coultas
Telephone No.: (972) 461-4837
Email: Todd.Coultas@legacytexas.com

Wire Instructions:
Prosperity Bank
ABA No.:
Account:
Reference:
Notes No.:
Attention:

PARTICIPANT:

FIRST FOUNDATION BANK

By:	/s/ Michael S. Berry

Name:	Michael S. Berry

Title:	SVP, Corporate Banking Director

Address:
First Foundation Bank
18101 Von Karman Ave., Suite 750
Irvine, California 92612
Attn: Loan Servicing Department
Telephone No.: (949) 202-4103
Email: loanservice@ff-inc.com

Wire Instructions:

First Foundation Bank
ABA No.: 122287581
Account: Loan No. 60152800
Reference: Houston International Insurance Group, Ltd.
Notes No.:
Attention: Loan Servicing Department

Exhibit A

Participation Statement

Types of Advance
Houston International
P.O. Box 869105, Plano, TX 75086-9105	Borrower:	Insurance Group Ltd.
972.578.5000 / 800.578.9009	Loan Number:	XXXXXX4922
	Date:	12/11/2019
	Global Facility Amount:	$ 50,000,000.00

FIRST FINANCIAL BANK, N.A
ATTN: NICOLE HERNANDEZ
2233 DOUGLAS BLVD.
ROSEVILLE, CA 95661
PHONE: 510-250-8135
FAX: 510-250-8144
EMAIL: nhernandez@ff-inc.com; sqomes@ff-inc.com

Transaction Activity
Effective Date	Global Advance	First Foundation Bank	Transaction Description	Amount
12-11-2019	$50,000,000.00	40.00%	Advance	$20,000,000.00

Index Type	LIBOR
Value	1.715130%
Margin	1.650000%
All in Rate	3.365130%

LegacyTexas Wiring Instructions:
Address: 2101 Custer Rd, Plano, TX 75075
ABA Number: 111901234
Account Name: Participations Payable
Account Number: 260980
Attention: Corporate Administration
Reference: Houston International Insruance Group Ltd.

If you have any questions about this loan, please call Kristin Cormier 972-509-2020 ext 63611.

Credit Agreement

between

Houston International Insurance Group, Ltd.,

As Borrower,

and

Prosperity Bank,

As Lender

December 11, 2019

i

5.2	Conditions Precedent to all Revolving Borrowings	34

ARTICLE VI AFFIRMATIVE COVENANTS		35
6.1	General Covenants	35
6.2	Accounts, Reports and Other Information	36
6.3	Inspection	38
6.4	Compliance with ERISA	39
6.5	Material Obligations	39
6.6	Maintenance of Priority of Bank Liens	39
6.7	Indemnity	39
6.8	Further Assurances	40
6.9	2019-1 Notes	40

ARTICLE VII NEGATIVE COVENANTS		40
7.1	Minimum Fixed Charges Coverage Ratio	40
7.2	Total Adjusted Capital	40
7.3	Limitation on Debt	41
7.4	Limitation on Liens	41
7.5	Issuance of Stock; Negative Pledge	41
7.6	Acquisition of Assets	41
7.7	Disposition of Assets	41
7.8	Merger and Consolidation	41
7.9	Dividends	42
7.10	Restrictive Agreements	42
7.11	Advances, Investments and Loans	42
7.12	Assignment	43
7.13	Transactions with Affiliates	43
7.14	Business	43
7.15	Use of Proceeds	43
7.16	Sanctions	43
7.17	2006 Documents	43

ARTICLE VIII REPRESENTATIONS AND WARRANTIES		44
8.1	Organization and Qualification	44
8.2	Authorization; Validity	44
8.3	Capitalization	44
8.4	Financial Statements	45
8.5	Compliance With Laws and Other Matters	45
8.6	Litigation	45
8.7	Debt	45
8.8	Investments	45
8.9	Title to Properties	45
8.10	Leases	45
8.11	Taxes	46
8.12	Use of Proceeds	46
8.13	Possession of Franchises, Licenses, Etc.	46
8.14	Disclosure	47
8.15	ERISA	47
8.16	Subsidiaries	47
8.17	Intellectual Property, Etc.	47
8.18	Labor Relations, Collective Bargaining Agreements	47
8.19	Regulatory Acts	47

8.20	Solvency	48
8.21	No Default	48
8.22	Insurance	48
8.23	Environmental Matters	48
8.24	Sanctions	48
8.25	Liens in Favor of Landlord	48
8.26	Survival of Representations and Warranties, Etc.	49

ARTICLE IX DEFAULT		49
9.1	Event of Default	49
9.2	Remedies	51
9.3	Application of Funds	51

ARTICLE X MISCELLANEOUS		52
10.1	Reliance by Lender	52
10.2	Notices	52
10.3	Expenses	52
10.4	Waivers	53
10.5	Determinations by Lender Conclusive and Binding	53
10.6	Set Off	53
10.7	Assignment	53
10.8	Counterparts	54
10.9	Electronic Signatures and Electronic Records	54
10.10	Severability	54
10.11	Interest and Charges	54
10.12	Amendment and Waiver	55
10.13	Exception to Covenants	55
10.14	Confidentiality	55
10.15	USA Patriot Act Notice	55
10.16	GOVERNING LAW	56
10.17	WAIVER OF JURY TRIAL	56
10.18	ENTIRE AGREEMENT	56

EXHIBITS AND SCHEDULES

Exhibit A	Term Loan Note
Exhibit B	Borrower Pledge Agreement
Exhibit C	Borrower Security Agreement
Exhibit D	Compliance Certificate
Exhibit E	Guaranty
Exhibit F	Arbitration and Notice of Final Agreement
Exhibit G	Revolving Loan Note
Exhibit H	Revolving Loan Notice

Schedule 8.3	Borrower and Subsidiary Entity Information
Schedule 8.4	Off-Balance Sheet Liabilities
Schedule 8.6	Existing Litigation
Schedule 8.7	Existing Debt
Schedule 8.8	Existing Investments
Schedule 8.13	Licensed Jurisdiction
Schedule 8.15	ERISA Plans
Schedule 10.2	Notice Addresses

Credit Agreement

THIS CREDIT AGREEMENT is dated as of December 11, 2019 (this agreement, together with all amendments and restatements hereto, this “Agreement”), between HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation (“Borrower”), and PROSPERITY BANK, a Texas banking association (“Lender”).

BACKGROUND

Borrower has requested that Lender make a term loan credit facility and a revolving credit facility available to Borrower. Lender has agreed to do so, subject to the terms and conditions of this Agreement.

AGREEMENT

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by all parties hereto, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1          Definitions. For purposes of this Agreement:

“2006 Debentures” means the $59,794,000 aggregate principal amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due September 15, 2036, issued by Borrower to HCT.

“2006 Documents” means any equity security of HCT, any 2006 Debenture, any 2006 Preferred Security, the 2006 Indenture, the HCT Declaration of Trust, the 2006 Guaranty, any document evidencing or governing any equity or Debt of HCT and all other documents and instruments executed and delivered by Borrower or HCT in connection with any of the foregoing.

“2006 Guaranty” means the Guarantee Agreement dated August 2, 2006, made by Borrower in favor of Wilmington Trust Company, as Guarantee Trustee, together with all amendments and restatements.

“2006 Indenture” means the Indenture dated August 2, 2006, between Borrower and Wilmington Trust Company, as Trustee, together with all amendments and restatements.

“2006 Preferred Securities” means the $58,000,000 Fixed/Floating Rate Capital Securities issued by HCT.

“2019-1 Notes” means the notes issued by Borrower pursuant to the Subordinated Note Purchase Agreement dated as of May 24, 2019, between Borrower and EJF Portfolio Vehicle I LLC.

“2019 -1 Notes Blockage Notice” means a notice from Lender to Borrower stating either or both of the following: a default in any payment with respect to any Obligations has occurred, or an Event of Default exists and as a result thereof, the payment or performance of all or any of the Obligations has been accelerated.

“Accounting Principles” means either (a) the accounting methodology used by Borrower on the Agreement Date, which methodology (and assumptions used with respect thereto) shall be acceptable to Lender, or (b) GAAP, each consistently applied and in accordance with past practices.

“Adjustment Date” means, with respect to a Eurodollar Rate Loan, the date two (2) Texas Business Days before the first day of the applicable Interest Period.

“Affiliate” means any Person that directly, or indirectly, through one or more intermediaries, Controls or is Controlled By or is Under Common Control with any other Person.

“Agreement Date” means the date of this Agreement.

“Applicable Law” (a) in respect of any Person, means all provisions of Laws and orders of Governmental Authorities applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all Governmental Authorities and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, means the Laws of the United States of America, including without limitation 12 U.S.C. §§ 85 and 86, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the Laws of the State of Texas, and any other Laws of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit.

“Applicable Margin” means one and sixty-five hundredths percent (1.65%).

“A.M. Best Rating” means the rating published from time to time by the A.M. Best Company, Inc. or its Affiliate.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Accounting Principles, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with Accounting Principles if such lease or other agreement or instrument were accounted for as a Capital Lease.

“Auditors” means any independent certified public accountants selected by Borrower and reasonably acceptable to Lender.

“Authorized Control Level” means “Authorized Control Level” as defined by NAIC from time to time and as applied in the context of the Risk Based Capital Guidelines promulgated by NAIC (or any term substituted therefor by NAIC).

“Authorized Signatory” means, with respect to a Person, such senior personnel of such Person as may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

“Bank Liens” means all Liens granted by Borrower and any other Person in favor of or for the benefit of Lender pursuant to the Loan Documents, securing all or any of the Secured Obligations, including, but not limited to, Liens on any Collateral created in favor of or for the benefit of Lender, whether by mortgage, pledge, hypothecation, assignment, transfer, or other granting or creation of Liens.

“Borrower Group” means Borrower, any other Obligor, any Subsidiary and/or any subsidiaries of any of the foregoing.

“Borrower Pledge Agreement” means a Pledge Agreement substantially in the form of Exhibit B.

“Borrower Security Agreement” means a Security Agreement substantially in the form of Exhibit C.

“Business Day” means (a) any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of Texas (each such day, a “Texas Business Day”) or the State of New York, and (b) if such day relates to any Eurodollar Rate Loan as to which the Eurodollar Basis was determined as provided in clause (b) of the definition of Eurodollar Basis, any such day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

“Capital Leases” means any lease or sublease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of the lessee or sublessee, as applicable, under Accounting Principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Accounting Principles.

“Cash Capex” means any capital expenditure (determined in accordance with Accounting Principles) the source of funds for which was not or is not proceeds of any Debt (whether or not subordinate to any other obligation of any Person) or any equity issuance.

“Cash Collateralize” means to pledge and deposit with or deliver to Lender, as collateral for Letter of Credit Liabilities, cash or deposit account balances or, if Lender shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance and in an amount satisfactory to Lender (not to exceed 110% of the underlying Letter of Credit Liabilities).

“Cash Collateral” shall have a meaning correlative to the foregoing definition and shall include the proceeds of such cash collateral and other credit support.

“Cash Management Agreement” means any agreement between or among any Obligor and/or any Subsidiary of any Obligor and Lender and/or any Affiliate of Lender related to treasury management, deposit accounts, cash management, custodial services, automated clearinghouse, funds transfer, overdraft, or credit or debit card services (including p-cards, purchasing cards and commercial cards) or arrangements, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation, trade finance services or similar services or arrangements.

“Cash Management Obligations” means all obligations and liabilities of any Obligor or any Subsidiary of any Obligor owed to Lender or any Affiliate of Lender arising under or in connection with any Cash Management Agreement.

“Change in Law” means the occurrence, after the Agreement Date, of any of the following or compliance with any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, implemented or issued.

“Change of Control” means (a) an event or series of events by which during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, or (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (b) any Person or Persons (other than any Person beneficially and indirectly owning any Equity Interest in Borrower on the Agreement Date), shall individually or collectively become the legal or beneficial owner or owners of Equity Interests representing more than fifty percent of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Borrower.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any assets of any Person in which at any time Lender, or another Person acting for the benefit of Lender, shall be granted a Bank Lien to secure the Secured Obligations.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a compliance certificate, substantially in the form of Exhibit D.

“Contingent Debt” means, for any Person:

(a)           Guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) in connection with the obligations of any other Person;

(b)           obligations under any contract providing for the making of loans, advances or capital contributions to any other Person, or for the purchase of any property from any other Person, in each case in order to enable such other Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay Debts, Dividends or expenses;

(c)           obligations under any contract to rent or lease (as lessee) any real or personal property (other than operating leases) if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor;

(d)           obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

(e)           obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar agreements; and

(f)            all obligations under any other contract which, in economic effect, is substantially equivalent to a guaranty, including but not limited to “keepwell” or “capital maintenance” agreements.

“Control” or “Controlled By” or “Under Common Control” means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided that, in any event any Person which beneficially owns, directly or indirectly, 50% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation or managers of a limited liability company or other governance board of an entity shall be conclusively presumed to control such corporation, limited liability company or other entity.

“Current Financials” means the most recent annual Financial Statements of Borrower, Guarantor or any Subsidiary.

“Debt” means, at any time, for any Person, all of the following (without duplication), whether or not included as indebtedness or liabilities in accordance with Accounting Principles:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments (including obligations with respect to the deferred purchase price of property);

(b)           the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar agreements;

(c)           net obligations of such Person under any Swap Contract;

(d)          Contingent Debt;

(e)           all obligations (including, without limitation, earnout obligations) of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than sixty (60) days after the date on which such trade account was created);

(f)            indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(g)          all liabilities in respect of unfunded vested benefits under any Plans;

(h)           all Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations of such Person;

(i)            all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(j)            all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Debt of any Person shall include the Debt (without duplication) of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any of the events specified in Section 9.1 that would, with the giving of notice or the passage of time, or the happening of any further specified condition, event or act, become an Event of Default.

“Default Rate” means a per annum interest rate equal to the sum of (a) the Prime Rate plus (b) 3.00%.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Disposition” and “Dispose” mean any sale, lease, abandonment, transfer, disposal, exchange or other transfer of any ownership or leasehold interest in or control of any asset.

“Disqualified Equity Interest” means any capital stock or other equity interest of Borrower that, by its terms (or by the terms of any security or other capital stock or other equity interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interest), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Debt or any other capital stock or other equity interest of Borrower that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one days after the last to occur of the Revolving Loan Maturity Date and the Term Loan Maturity Date.

“Dividends” means, with respect to any Person, (a) any dividend on any class of its Equity Interests now or hereafter outstanding, (b) any distribution of cash or property by such Person to or for the benefit of owners of any of such Person’s Equity Interests, (c) any retirement, redemption, purchase or other acquisition by such Person, directly or indirectly, of any of such Person’s Equity Interests now or hereafter outstanding, (d) the establishment by such Person of a sinking fund or similar arrangement with respect to such Person’s Equity Interests, or (e) any transaction that has a substantially similar effect as any of clauses (a) – (d).

“Dollars” and the sign “$” mean lawful money of the United States of America.

“EBITDA” means the sum of (a) the lesser of (i) the greater of an amount equal to the greater of (A)  10% of Surplus of HSIC or (B) the Net Income of HSIC for the four (4) fiscal quarters ended on the date of determination, or (ii) the Unassigned Surplus of HSIC, plus (b) the earnings before taxes, depreciation and amortization for the non-RIC companies.

“Eligible Transferee” means any national banking association, state chartered bank, federal savings bank or association, state chartered savings bank or association or other financial institution (a) the deposits of which are insured by the Federal Deposit Insurance Corporation, and (b) the gross assets of which financial institution (or its holding company if the publicly available financial statements for such holding company do not state the gross assets of such financial institution) are greater than $2,500,000,000, as stated in the most recent publicly available financial statements for such financial institution or holding company, as applicable, issued prior to the effective date of the Participation or assignment, as applicable.

“Environment” means ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, real property improvements or as otherwise defined in any Environmental Law.

“Environmental Claim” means any written accusation, overt allegation, notice of violation, claim, demand, order, directive, consent decree, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any Person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, property damage, natural resource damages, nuisance, pollution, any adverse effect on the Environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon: (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases); (b) exposure to any Hazardous Material; (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material; or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

“Environmental Law” means any and all applicable present and future treaties, Laws, codes, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq. (collectively “CERCLA”), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, 42 U.S.C. §§ 7401 et seq., as amended, the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, as amended by 29 U.S.C. §§ 651 et seq., the Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. §§ 11001 et seq., the Safe Drinking Water Act of 1974, as amended by 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 5101 et seq., and any similar or implementing state or local Law.

“Environmental Permit” means any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

“Equity Interests” means, with respect to any Person, (a) all of the (i) shares of capital stock, (ii)  limited liability company interests, (iii) partnership interests, (iv) trust interests of or (v) other ownership or profits interests in such Person (the interests in clauses (i) – (v), the “Base Equity Interests”), (b)  all of the warrants, options or other rights for the purchase or acquisition from such Person of Base Equity Interests of such Person, (c) all of the securities or other interests convertible into or exchangeable for Base Equity Interests of such Person or warrants, rights or options entitling the holder thereof to purchase or acquire such equity interest, and (d) all of the other ownership or profit interests in such Person, whether voting or nonvoting, and whether or not such shares, limited liability company interest, partnership interest, trust interest, warrants, options, rights or other interests are outstanding on any date of determination; provided however, such term does not include interests in limited partnerships or separately managed accounts that are used solely to consolidate otherwise Permitted Investments.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means each person (as defined in Section 3(9) of ERISA) which together with Borrower or a Subsidiary would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Eurodollar Basis” ” means for any Interest Period a rate per annum equal to the “London Interbank Offered Rate” for a thirty-day term, quoted on the Adjustment Date with respect to such Interest Period in The Wall Street Journal (U.S. Edition) in the “Money Rates” column (or if The Wall Street Journal is not published on such day, in the issue most recently published prior to the applicable Adjustment Date of The Wall Street Journal in the “Money Rates” column); provided, if the London Interbank Offered Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and each other Loan Document. Borrower acknowledges that (a) if more than one London Interbank Offered Rate is published at any time by The Wall Street Journal, the highest of such London Interbank Offered Rate shall constitute the London Interbank Offered Rate hereunder; provided, if the highest of such London Interbank Offered Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and each other Loan Document, and (b) if at any time The Wall Street Journal ceases to publish a London Interbank Offered Rate, Lender shall have the right to select a substitute rate that Lender determines, in the exercise of its reasonable commercial discretion, to be comparable to such London Interbank Offered Rate, and the substituted rate as so selected, upon the sending of written notice thereof to Borrower, shall constitute the London Interbank Offered Rate hereunder; provided, if such substituted rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and each other Loan Document. The Wall Street Journal London Interbank Offered Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Each determination by Lender of the London Interbank Offered Rate shall be conclusive and binding absent manifest error, and may be computed using any reasonable averaging and attribution method.

“Eurodollar Rate Loan” means a Loan or any portion thereof that bears interest at a rate based on the Eurodollar Basis plus Applicable Margin.

“Event of Default” has the meaning specified in Section 9.1.

“Excluded Swap Obligation” means, with respect to any Obligor (other than Borrower), any Swap Obligation if, and to the extent that, all or a portion of any guaranty of such Obligor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Obligor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty of such Obligor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means, with respect to Lender or any Affiliate of Lender that receives a payment pursuant to a Loan Document, (a) Taxes imposed on or measured by its overall net income (however denominated), and interest withholding taxes, Taxes on doing business and franchise taxes imposed on it (in lieu of or in addition to net income taxes), (b) interest withholding or similar Taxes imposed (i) by the jurisdiction (or any political subdivision thereof) under the Laws of which such Person is organized or in which its principal office, any applicable lending office, or any branch or Affiliate thereof is located or, in the case of Lender, in which its Principal Office is located or (ii) by reason of any present or former connection between the jurisdiction imposing such Tax and Lender or its Principal Office, applicable lending office, branch or Affiliate thereof, (c) any branch profits taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which Borrower is located or described in clause (b), (d)  any U.S. federal taxes imposed pursuant to FATCA on any “withholdable payment” (as defined under FATCA).

“Existing Debt” means the Debt of Borrower and Subsidiaries existing on the Agreement Date, including extensions and renewals (but not increases) thereof.

“Existing Investments” means, with respect to any Person, the Investments of such Person existing as of September 30, 2019.

“Existing Litigation” means (a) Litigation (other than Insurance Litigation) existing on the Agreement Date involving or otherwise affecting Borrower or any Subsidiary which could reasonably be expected to result in a judgment against or liability of Borrower or a Subsidiary (net of insurance issued by an unrelated third party) in an amount equal to or greater than $5,000,000, and (b) Insurance Litigation existing on the Agreement Date involving or otherwise affecting Borrower or any Subsidiary which could reasonably be expected to result in a judgment against or liability of any such Person in an amount equal to or greater than $5,000,000 in excess of the policy limits under the related Insurance Contract (net of any reinsurance).

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Agreement Date (or any amended or successor version that is substantively comparable) and any current or future regulations or official interpretations thereof.

“Financial Statements” includes, as applicable to a Person, balance sheets, profit and loss statements, statement of stockholders’ equity, as appropriate, and statements of changes in financial position or cash flow of such Person, prepared in comparative form with respect to the corresponding period of the preceding fiscal year and prepared in accordance with SAP or Accounting Principles, as appropriate.

“Fixed Charges” means the difference between (a) the sum of (i) Interest Expenses for the four fiscal quarter period most recently ended as of the date of determination, plus (ii) Implied Principal Payments, plus (iii) Cash Capex actually paid by Borrower during the four fiscal quarter period most recently ended as of the date of determination, plus (iv) the aggregate amount of Taxes actually paid by Borrower during the four fiscal quarter period most recently ended as of the date of determination, less (b) Cash Capex actually paid by any RIC during the four fiscal quarter period most recently ended as of the date of determination.

“Fixed Charges Coverage Ratio” means the ratio (rounded to two decimal places), determined as at the last day of the most recent fiscal quarter of Borrower, of (a) EBITDA for the four fiscal quarter period ended on the last day of such fiscal quarter, to (b) Fixed Charges determined as at the last day of such fiscal quarter.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt of the kind described in clauses (a) through (i) of the definition of “Debt” or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt, or (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means HSG and HUA, jointly and severally.

“Guaranty” means a Guaranty Agreement, substantially in the form of Exhibit E.

“Hazardous Materials” means all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls (“PCBs”) or PCB containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“HCT” means HIIG Capital Trust I, f/k/a Delos Capital Trust, a Delaware statutory trust established by Borrower, of which Borrower holds all the common securities, which is the issuer of the 2006 Preferred Securities, and which purchased from Borrower the 2006 Debentures with the net proceeds from the issuance and sale of the 2006 Preferred Securities.

“HCT Declaration of Trust” means the Declaration of Trust of HCT, together with all amendments and restatements.

“Highest Lawful Rate” means at the particular time in question the maximum rate of interest which, under Applicable Law, Lender is then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, Lender is permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to Borrower. For purposes of determining the Highest Lawful Rate under Applicable Law, the indicated rate ceiling shall be the lesser of (a) (i) the “weekly ceiling”, as that expression is defined in Section 303.003 of the Texas Finance Code, as amended, or (ii) if available in accordance with the terms thereof and at Lender’s option after notice to Borrower and otherwise in accordance with the terms of Section 303.103 of the Texas Finance Code, as amended, the “annualized ceiling” and (b) (i) if the amount outstanding under this Agreement is less than $250,000, 24% per annum, or (ii) if the amount under this Agreement is equal to or greater than $250,000, 28% per annum.

“HSG” means HIIG Service Company, a Delaware corporation.

“HSIC” means Houston Specialty Insurance Company, a Texas-domiciled insurance company.

“HUA” means HIIG Underwriters Agency, Inc., a Texas corporation.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

“Implied Principal Payments” means the total annual principal payments required for the Term Loan as of any date of determination with such payments calculated based upon a seven (7) year straight line amortization period, regardless of the actual amortization period for such Term Loan.

“Insurance Business” means one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

“Insurance Contract” means any insurance contract or policy issued by a RIC or subject to a Reinsurance Agreement or a Retrocession Agreement to which a RIC is a party.

“Insurance Litigation” means any Litigation which includes claims under an Insurance Contract, a Reinsurance Agreement or Retrocession Agreement.

“Insurance Regulator” means, when used with respect to any Obligor or any Subsidiary (a) the Governmental Authority, insurance department or similar administrative authority or agency located in the state in which such Obligor or Subsidiary is organized or domiciled that asserts regulatory authority over such Obligor or Subsidiary, and (b) to the extent asserting regulatory jurisdiction over such Obligor or Subsidiary, the Governmental Authority, insurance department, authority or agency in each state in which such Obligor or Subsidiary is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Obligor or Subsidiary.

“Interest Expenses” means, for any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of Borrower in connection with borrowed money (including capitalized interest but excluding any payments on the 2006 Debentures and the 2019-1 Notes) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with Accounting Principles, and (b) the portion of rent expense of Borrower with respect to such period under Capital Leases that is treated as interest in accordance with Accounting Principles.

“Interest Payment Date” means (a) as to any portion of any Eurodollar Rate Loan, (i) the last day of the Interest Period applicable to such Eurodollar Rate Loan, (ii) the Term Loan Maturity Date (with respect to the Term Loan) and (iii) the Revolving Loan Maturity Date (with respect to the Revolving Loan); and (b) as to any Prime Rate Loan, (i) the fifteenth day of each January, April, July, and October, (ii) the Term Loan Maturity Date (with respect to the Term Loan) and (iii) the Revolving Loan Maturity Date (with respect to the Revolving Loan).

“Interest Period” means, as to each Eurodollar Rate Loan, (a) with respect to the Term Loan, (i) the period commencing on the date that the proceeds of the Term Loan are advanced to Borrower and ending on December 15, 2019, and (ii) except as provided in clause (a)(i), the period commencing on the sixteenth day of each month (or, if the date on which the Term Loan was converted to a Eurodollar Rate Loan was not the sixteenth day of a month, the date of such conversion in accordance with this Agreement) and ending on the fifteenth day of the following month; provided, that no Interest Period shall extend beyond the Term Loan Maturity Date, and (b) with respect to the Revolving Loan, (i) the period commencing on the date that the proceeds of the Revolving Loan are advanced to Borrower and ending on the fifteenth day of the following month, and (ii) except as provided in clause (b)(i) , the period commencing on the sixteenth day of each month (or, if the date on which the Revolving Loan was converted to a Eurodollar Rate Loan was not the sixteenth day of a month, the date of such conversion in accordance with this Agreement) and ending on the fifteenth day of the following month; provided, that no Interest Period shall extend beyond the Revolving Loan Maturity Date.

“Investment” means as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or acquisition of all or substantially all of the assets of any Person, (b) any direct or indirect purchase or other acquisition of, or a beneficial interest in, any Equity Interest or other securities of any other Person, or (c) any direct or indirect loan, advance, or capital contribution to or investment in any other Person, including without limitation the incurrence or sufferance of Debt or accounts receivable of any other Person that are not current assets or do not arise from Dispositions to that other Person in the ordinary course of business.

“Investment Grade Securities” means and includes (a) securities that are direct obligations of the United States of America, the payment of which is backed by the full faith and credit of the United States of America, (b) debt securities or debt instruments with an NAIC rating of 1 or 2, but excluding any debt securities or instruments constituting loans or advances among Borrower and Subsidiaries, and (c) any fund investing exclusively in investments of the type described in clauses (a) and (b), which funds may also hold immaterial amounts of cash pending investment and/or distribution.

“Knowledge of Borrower and Other Obligors” means the Chief Executive Officer, President, Chief Financial Officer or Senior Vice President, Corporate Affairs, is actually aware of such fact or other matter or is deemed to be aware if such Person using ordinary care in the exercise of his/her duties and responsibilities would have been aware of such fact or other matter in the normal organizational reporting process consistent with reasonable business practices.

“Laws” means, collectively, all international, foreign, Federal, state and local constitutions, statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Letter of Credit” means any letter of credit issued by Lender or any of its Affiliates for the account of Borrower and/or another Obligor pursuant to Article III.

“Letter of Credit Agreement” means an Application and Agreement for Standby Letter of Credit, or an Amendment Request Form in each case properly completed and signed by Borrower and, if the applicant for the related Letter of Credit is an Obligor (other than Borrower), such Obligor, requesting issuance, amendment, renewal or extension of a Letter of Credit, and any other document related to a Letter of Credit, all in form and substance satisfactory to Lender.

“Letter of Credit Commitment” means $20,000,000.00.

“Letter of Credit Liabilities” means, at any time, the sum of (a) the aggregate amount available to be drawn under all outstanding Letters of Credit, plus (b) the aggregate amount of all disbursements made by Lender under the outstanding Letters of Credit that have not yet been reimbursed by or on behalf of Borrower at such time.

“Letter of Credit Termination Date” means December 11, 2024.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give or not to give any of the foregoing), any conditional sale or other title retention agreement, any financing or other lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the Laws of any jurisdiction.

“Litigation” means any proceeding, claim, lawsuit and/or investigation conducted or, to the knowledge of the applicable Person, threatened in writing by or before any Governmental Authority or arbitrator, including, but not limited to, proceedings, arbitrations, mediations, claims, lawsuits, and/or investigations under or pursuant to any Environmental Law, occupational, safety and health, antitrust, unfair competition, securities, Tax, or other Law, or under or pursuant to any contract, agreement or other instrument.

“Loan” means each of the Term Loan and the Revolving Loan.

“Loan Documents” means this Agreement, the Term Loan Note, the Revolving Loan Note, the Security Documents, the Guaranty and all other documents and instruments executed and delivered to Lender by any Obligor or any other Person pursuant to this Agreement.

“Loss Portfolio Transfer” means a retroactive reinsurance treaty whereby the RICs cede 100% of certain existing and future claim liabilities to an affiliated Cayman Island captive insurance company, transferring loss reserves, including the disposition of assets to provide cash for the reserves and the cost of such transfer, on or before December 31, 2020.

“Material Adverse Change” or “Material Adverse Effect” means any act or circumstance or event which (a) causes an Event of Default or Default, (b) otherwise would reasonably be expected to be material and adverse to the business, operations, properties or financial condition of the Borrower Group, taken as a whole, or (c) in any manner whatsoever would reasonably be expected to materially and adversely affect the validity or enforceability of any of the Loan Documents.

“Material Contract” means, with respect to any Person, each contract or agreement (a) to which such Person is a party involving aggregate consideration payable to or by such Person of $1,000,000 or more in any year or (b) otherwise material to the business, condition (financial or otherwise), operations, performance, or properties of such Person or (c) any other contract, agreement, permit or license, written or oral, of Borrower and Subsidiaries as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

“Maximum Amount” means the maximum amount of interest which, under Applicable Law, Lender is permitted to charge on the Obligations.

“NAIC” means the National Association of Insurance Commissioners and each successor thereto.

“Net Income” means, with respect to a RIC, as of the end of any fiscal quarter, the amount of net income of the RIC using the same information and in the same manner as was utilized in preparing page 4, line 20 of the December 31, 2018 annual regulatory financial statement, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 20 of such regulatory financial statement of such RIC dated December 31, 2018. With respect to Borrower or any other non-RIC Obligor, “Net Income” means, as of the end of any fiscal quarter, the amount of net income for the four fiscal quarter period ending on such date, utilizing the format determined by the Accounting Principles.

“Note” means each of the Term Loan Note and the Revolving Loan Note.

“Obligations” means all obligations, indebtedness and liabilities under the Loan Documents now or hereafter owing by Borrower or any other Person to or for the benefit of Lender or any Affiliate of Lender, whether joint or several, fixed or contingent, including principal, interest, expenses of collection and foreclosure and Attorney Costs. Without limiting the generality of the foregoing, “Obligations” includes all interest, fees and other amounts which would be owed by Borrower or any other Person to Lender or any Affiliate of Lender under any Loan Document, regardless of whether such interest, fees or other amounts are enforceable or allowed claims in any proceeding under any Debtor Relief Law involving Borrower or any other Person (other than Lender, any Affiliate of Lender, any Assignee or any Participant).

“Obligor” means Borrower, each other Person liable for payment or performance of any of the Obligations and each other Person any property of which secures the payment or performance of any of the Obligations.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liabilities” means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with Accounting Principles or SAP, as applicable: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i)  the unrecovered investment of purchasers or transferees of assets so transferred and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (A) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (B) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws); (b) any Synthetic Lease Obligation; (c) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (d) any other monetary obligation arising with respect to any other transaction which (i) upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any Dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

“Organizational Documents” means (a) with respect to any corporation, (i) the articles or certificate of incorporation (or the equivalent organizational documents) of such entity, (ii) the bylaws (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such entity’s Equity Interests or the holders thereof; (b) with respect to any partnership (whether limited or general), (i) the certificate of partnership (or equivalent organizational documents), (ii) the partnership agreement (or equivalent organizational or governing documents) of such partnership and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such partnership’s Equity Interests or the holders thereof; (c) with respect to any limited liability company, (i) the articles of organization (or the equivalent organizational documents) of such entity, (ii) the limited liability company or operating agreement (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such limited liability company’s Equity Interests or the holders thereof; and (d) with respect to any other type of entity, the organizational and governing documents for such entity which are equivalent to those described in clauses (a) through (c), as applicable.

“Outstanding Amount” means, as of any date of determination the aggregate outstanding principal amount of the Revolving Loan, after giving effect to any Revolving Borrowing and any principal payment of the Revolving Loan occurring on such date.

“PBGC” means the Pension Benefit Guaranty Corporation established under ERISA.

“Permitted Debt” means, without duplication (a) the Obligations, (b) Existing Debt (excluding any increase in the principal amount thereof after the Agreement Date), (c) trade accounts payable of Borrower and Subsidiaries and other similar obligations incurred in the ordinary course of business, (d) claims to payment under Insurance Contracts, (e) intercompany balances in the ordinary course of business among Borrower and Subsidiaries; provided, that, all such amounts owed by a Subsidiary to a Person other than a RIC or a Subsidiary of a RIC shall be subordinated to all Obligations on terms reasonably acceptable to Lender, (f) Capital Leases of Borrower and Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any time, (g) the obligations of Borrower or a Subsidiary with respect to “earn outs” or similar future payments or transfers of property to any Person from whom Borrower or such Subsidiary acquired all or substantially all of the capital stock or other equity interest or significant assets of an entity, and which obligations Borrower or such Subsidiary are required to treat as indebtedness pursuant to GAAP; provided, that the aggregate principal amount of such obligations and indebtedness shall not exceed $25,000,000 at any time; (h) debt outstanding under the 2019-1 Notes; provided that the aggregate unpaid principal amount of the 2019 -1 Notes shall not exceed $20,000,000 at any time; and (j) other Debt of Borrower and Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time.

“Permitted Liens” means (a) Bank Liens, (b) pledges or deposits made to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, pensions, or other social security programs (excluding any Liens in respect of ERISA), (c) good-faith pledges or deposits made to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds in the ordinary course of business, (d)  encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair the use of such property by any Obligor or any of its Subsidiaries in the operation of its business in any manner which would have a Material Adverse Effect, (e) reinsurance trust accounts and Liens securing performance with respect to such reinsurance trust accounts if such Lien attaches to property in the reinsurance trust account, only, (f) the following, if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings and so long as levy and execution thereon have been stayed and continue to be stayed: claims and Liens for Taxes due and payable; claims and Liens upon, and defects of title to, real or personal property or other legal process prior to adjudication of a dispute on the merits, including mechanic’s and materialmen’s Liens; and adverse judgments on appeal, (g)  set-off, charge-back and other rights of depository and collection banks and other financial institutions with respect to money or instruments of Borrower or Subsidiaries on deposit with or in possession of such institutions, (h) Liens arising under Capital Leases permitted under this Agreement, (i) Liens securing reverse repurchase agreements entered into by Borrower or a Subsidiary if (i) such reverse repurchase agreement relates to cash management and liquidity management activities of Borrower or such Subsidiary and (ii) such Lien attaches to the security the subject of such reverse repurchase agreement, only, (j) Liens arising from precautionary UCC financing statement filings with respect to operating leases otherwise permitted by this Agreement, (k) licenses, leases and subleases permitted under this Agreement which do not interfere in any material respect with the business operations of Borrower and Subsidiaries, (l) Liens securing purchase money indebtedness permitted under this Agreement and such Lien attaches to only the property acquired with the proceeds of such purchase money indebtedness, (m) securities pledged as a condition to the issuance or maintenance of a RIC’s certificate of authority to conduct Insurance Business, and (n) extensions, renewals and replacements of any of the foregoing Liens.

“Person” means and includes an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, and a government or any department, Governmental Authority, agency or political subdivision thereof.

“Plan” means any plan subject to Title IV of ERISA and maintained for employees of any Obligor or any of its Subsidiaries, or of any such plan maintained by an ERISA Affiliate; provided, “Plan” shall not include any “multiemployer plan” (as defined in Section 4001 of ERISA).

“Prime Rate” means the maximum “Latest” “U.S.” prime rate of interest per annum published from time to time in the Money Rates section of The Wall Street Journal (U.S. Edition) or in any successor publication to The Wall Street Journal. Borrower understands that the Prime Rate may not be the best, lowest, or most favored rate of Lender or The Wall Street Journal, and any representation or warranty in that regard is expressly disclaimed by Lender. Borrower acknowledges that (a) if more than one U.S. prime rate is published at any time by The Wall Street Journal, the highest of such prime rates shall constitute the Prime Rate hereunder and (b) if at any time The Wall Street Journal ceases to publish a U.S. prime rate, Lender shall have the right to select a substitute rate that Lender determines, in the exercise of its reasonable commercial discretion, to be comparable to such prime rate, and the substituted rate as so selected, upon the sending of written notice thereof to Borrower, shall constitute the Prime Rate hereunder. Upon each increase or decrease hereafter in the Prime Rate, the rate of interest upon the unpaid principal balance of each then outstanding Prime Rate Loan (if any) shall be increased or decreased by the same amount as the increase or decrease in the Prime Rate, such increase or decrease to become effective as of the day of each such change in the Prime Rate and without notice to Borrower or any other Person.

“Prime Rate Loan” means a Loan when it bears interest at a rate based on the Prime Rate.

“Principal Office” means the principal office of Lender, located at 5851 Legacy Circle, Suite 1200, Plano, Texas 75024.

“Qualified Equity Interest” means any capital stock or other equity interest of Borrower that is not Disqualified Equity Interests.

“Regulatory Order” means any (a) judicial or administrative order, consent agreement or decree required by or to which a Governmental Authority is a party, (b) memorandum of understanding required by or to which a Governmental Authority is a party, judicial or administrative ruling or finding, restriction required by any Governmental Authority on Borrower’s or any Subsidiary’s business operations, (c)  requirement of any Governmental Authority regarding the raising of capital by Borrower or any Subsidiary or (d) restriction required by any Governmental Authority regarding the activities of a specified individual, or similar matters, regardless of whether any of the foregoing is a public record.

“Reinsurance Agreement” means any agreement, contract, treaty or other arrangement whereby one or more insurers, as reinsurers, assume liabilities under insurance policies or agreements issued by another insurance or reinsurance company or companies.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.

“Remedial Action” means (a) “remedial action” as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to: (i) cleanup, remove, treat, abate or in any other way address any Hazardous Material in the Environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the Environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or (ii) above.

“Reportable Event” means a reportable event as defined in Section 4043(b) of Title IV of ERISA or PBGC regulations, other than events for which the thirty (30) day notice period has been waived.

“Restrictive Agreement” means an agreement that (a) prohibits, restricts or limits the ability (i) of any Subsidiary to pay Dividends to the holders of its Equity Interests, (ii) of any Subsidiary (other than a RIC or a Subsidiary of a RIC) to guarantee payment and performance of the Secured Obligations, or (iii) of any Subsidiary (other than a RIC or a Subsidiary of a RIC) to create, incur, assume or suffer to exist a Lien on property of such Subsidiary, or (b) requires the grant of a Lien to secure an obligation of a Person if a Lien is granted to secure another obligation of such Person.

“Retrocession Agreement” means any agreement, contract, treaty or other arrangement whereby one or more insurers or reinsurers, as retrocessionaires, assume liabilities of reinsurers under a Reinsurance Agreement or other retrocessionaires under another retrocession agreement.

“Revolving Borrowing” means a borrowing by Borrower of the Revolving Loan made by Lender pursuant to Section 2.1(b) and Section 2.2(b).

“Revolving Loan” means the revolving loan evidenced by the Revolving Loan Note to be disbursed to Borrower by Lender pursuant to the Revolving Loan Commitment, subject to the terms and conditions of this Agreement.

“Revolving Loan Commitment” means $50,000,000; provided, however, Borrower shall have the right to request that such amount be increased to $75,000,000 upon the approval by Lender in Lender’s sole and absolute discretion.

“Revolving Loan Maturity Date” means the first to occur of (a) December 11, 2024, (b) the date the Revolving Loan Commitment is terminated pursuant to either Section 2.6 or 9.2, or (c) the date any of the Obligations are accelerated.

“Revolving Loan Note” means the promissory note made by Borrower in favor of Lender evidencing the Revolving Loan made by Lender, substantially in the form of Exhibit G.

“Revolving Loan Notice” means a notice of a Revolving Borrowing request pursuant to Section 2.2(b), substantially in the form of Exhibit H.

“Revolving Loan Origination Fee” has the meaning as set forth in Section 5.1(i).

“RIC” means any Subsidiary that (i) is authorized or admitted to engage in the business of selling, issuing or underwriting insurance or reinsurance in any jurisdiction, (ii) is regulated by any Insurance Regulator, and (iii) is either (A) required by any Insurance Regulator to file an annual financial statement in the form prescribed by the NAIC for a life, accident and health, health, property and casualty, title, fraternal benefit or other insurance company, as applicable, or (B) a captive insurance company.

“Risk-Based Capital Ratio” means for a RIC, the ratio (expressed as a percentage), at any time, of the Total Adjusted Capital of such RIC to the Authorized Control Level of such RIC.

“Sanction(s)” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SAP” means the statutory accounting and reporting practices prescribed by the insurance Laws or Insurance Regulator (or other similar Governmental Authority) with respect to each RIC, consistently applied.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Obligations” means collectively, (a) the Obligations, (b) all Swap Obligations, (c) all Cash Management Obligations, and (d) any and all out-of-pocket expenses (including, without limitation, expenses and Attorney Costs of any holder of Swap Obligations or Cash Management Obligations) incurred by any such holder in enforcing its rights under any Cash Management Agreement, any Swap Contract between or among any Obligor and/or any Subsidiary of any Obligor and Lender and/or any Affiliate of Lender, or any other agreement related to or evidencing Swap Obligations or Cash Management Obligations. Without limiting the generality of the foregoing, “Secured Obligations” includes all interest, fees and other amounts which would be owed by Borrower or any other Person to Lender or an Affiliate of Lender under any Cash Management Agreement, any Swap Contract between or among any Obligor and/or any Subsidiary of any Obligor and Lender and/or any Affiliate of Lender, or any other agreement related to or evidencing Cash Management Obligations or Swap Obligations, regardless of whether such interest, fees or other amounts are enforceable or allowed claims in any proceeding under any Debtor Relief Law involving Borrower or any other Person (other than Lender or any holder of such Swap Obligation or Cash Management Obligation). Notwithstanding the foregoing or any other provision of any Loan Document, “Secured Obligations” shall exclude all Excluded Swap Obligations.

“Security Documents” means, collectively, the Borrower Pledge Agreement, the Borrower Security Agreement and any and all other documents, instruments, financing statements, control agreements, public notices and the like executed or delivered in connection with any of the Bank Liens or the Collateral.

“Senior Manager” means an individual holding the office of Senior Vice President (or higher) of Borrower.

“Solvent” means, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of Contingent Debt or other contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (a) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person, or (b) the management of which is otherwise Controlled, directly or indirectly through one or more intermediaries, by such Person. Unless otherwise specified, all references to a “Subsidiary” or to “Subsidiaries” refer to a Subsidiary or Subsidiaries of Borrower.

“Surplus” means (a) if the calculation is made as at the last day of the first three (3) fiscal quarters of a RIC, the amount of surplus as regards policyholders, computed using the same information and in the same manner as was utilized in preparing page 3, line 31 of the June 30, 2019 quarterly regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner as contained on page 3, line 37 of such regulatory financial states of such RIC dated June 30, 2019; or (b) if the calculation is made as at the last day of the fiscal year of a RIC, the amount of surplus as regards policyholders, computed using the same information and in the same manner as was utilized in preparing page 3, line 31 of the December 31, 2018 annual regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator., or if such format is changed after the Agreement Date, the same type of information, computed in the same manner as contained on page 3, line 37 of such regulatory financial states of such RIC dated December 31, 2018.

“Swap Contract” means any of the following entered into by Borrower and/or any Subsidiary: (a)  any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Obligor or any other Subsidiary any obligation to pay or perform under any Swap Contract or other agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to- market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include Lender or any Affiliate of Lender).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called “synthetic,” off-balance sheet, financing or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Law to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Maturity Date” means the first to occur of (a) December 11, 2024, or (b) the date any of the Obligations are accelerated.

“Term Loan Note” means the promissory note made by Borrower in favor of Lender evidencing the Term Loan made by Lender, substantially in the form of Exhibit A.

“Total Adjusted Capital” means “Total Adjusted Capital” as defined by NAIC as of December 31, 2018, without adjustment, and as applied in the context of the Risk-Based Capital Guidelines promulgated by NAIC (or any term substituted therefor by NAIC).

“UCC” means the Uniform Commercial Code, as currently adopted in Texas.

1.2         Additional Definitions. The following additional terms have the meaning specified in the indicated Section or other provision of this Agreement:

Term	Section/Provision

Agreement	Introductory Paragraph
Assignee	Section 10.7(c)
Base Equity Interests	“Equity Interests”
Borrower	Introductory Paragraph
Borrower Indemnitees	Section 6.8(b)
Cure Notice	Section 4.8(b)
Cure Right	Section 4.8(a)
Eurocurrency liabilities	Section 4.4(d)
Financial Covenant Event of Default	Section 4.8(a)
Indemnified Taxes	Section 4.1(a)
Information	Section 10.13
Lender	Introductory Paragraph
Lender Indemnities	Section 6.7
Lender Information	Section 6.8(a)
Other Taxes	Section 4.1(b)
Participant	Section 10.7(b)
Participation	Section 10.7(b)
PCB	“Hazardous Materials”
Properties	Section 8.23(a)
Required Contribution Date	Section 4.8(c)
Revolving Borrowing	Section 2.1(b)
Revolving Loan Origination Fee	Section 5.1(i)
Origination Fees	Section 5.1(i)
Specified Equity Contribution	Section 4.8(c)
Successor Rate Index	Section 4.7
Term Loan	Section 2.1(a)
Term Loan Origination Fee	Section 5.1(i)
Texas Business Day	“Business Day”

1.3         Construction. Unless otherwise expressly provided in this Agreement or the context requires otherwise (a) the singular shall include the plural, and vice versa, (b) words of a gender include the other gender, (c) all accounting terms shall be construed in accordance with the Accounting Principles or SAP, as the context requires (subject to Section 1.4), (d) all references to time are Plano, Texas time, (e)  monetary references are to Dollars, (f) all references to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to the Articles, Sections, Exhibits, and Schedules of and to this Agreement, (g) headings used in this Agreement and each other Loan Document are for convenience only and shall not be used in connection with the interpretation of any provision hereof or thereof, (h) references to any Person include that Person’s heirs, personal representatives, successors, and permitted assigns, that Person as a debtor in possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets, (i) references to any Law include every amendment or restatement to it, rule and regulation adopted under it, and successor or replacement for it, (j) references to a particular Loan Document include each amendment, modification, or supplement to or restatement of it made in accordance with this Agreement and such Loan Document, (k) references (if any) to consolidated Financial Statements of Borrower and Subsidiaries (or any other Person) or to the determination of any amount for Borrower and Subsidiaries (or any other Person) on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Borrower (or any other Person) is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein, and (l) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

1.4        Changes in Accounting Principles, SAP or NAIC Ratings. All financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with Accounting Principles or SAP (as applicable), applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Financial Statements described in Section 5.1(l), and in conformity with the applicable requirements of any Governmental Authority (including each applicable Insurance Regulator), except as otherwise specifically prescribed herein. If at any time there occurs (a) any change in the Accounting Principles (including the adoption of IFRS) that would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Lender shall so request, Borrower and Lender shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in SAP; provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with SAP prior to such change therein and (b) Borrower shall, and shall cause each Subsidiary to, provide to Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in SAP. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of Borrower and Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

1.5         Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the undrawn amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increase, whether or not such maximum stated amount is in effect at such time.

ARTICLE II

LOANS

2.1         Loans.

(a)           Term Loan. Subject to the terms and conditions set forth herein, Lender shall make a term loan to Borrower in the amount of $50,000,000 (the “Term Loan”). The Term Loan may not be repaid and then reborrowed.

(b)           Revolving Loan. Subject to the terms and conditions of this Agreement, Lender agrees to fund requested borrowings (each a “Revolving Borrowing”) to Borrower from time to time on any Business Day during the period from the Agreement Date to the Revolving Loan Maturity Date; provided, however, that after giving effect to any Revolving Borrowing, the Outstanding Amount shall not exceed the Revolving Loan Commitment plus all Letter of Credit Liabilities.

Prior to the Revolving Loan Maturity Date, Borrower may borrow, repay and reborrow the Revolving Loan, all in accordance with this Agreement.

2.2         Borrowings.

(a)            Term Loan. Upon satisfaction of the applicable conditions set forth in Section 5.1, Lender shall make the proceeds of the Term Loan available to Borrower by wire transfer of immediately available funds to an account of the Borrower nominated by the Borrower.

(b)           Revolving Borrowings.

(i)              Revolving Borrowing Request. Each Revolving Borrowing shall be made upon Borrower’s irrevocable notice to Lender, which may be given by telephone. Each such notice must be received by Lender not later than 3:00 p.m. three (3) Texas Business Days prior to the requested date of any Revolving Borrowing. Any telephonic notice must be confirmed promptly by delivery to Lender of a written Revolving Loan Notice appropriately completed and signed by an Authorized Signatory of Borrower. Each Revolving Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Revolving Borrowing (which shall be a Texas Business Day), (ii) the principal amount of the Revolving Borrowing to be borrowed, and (c) whether such loan will be a Prime Rate Loan or Eurodollar Rate Loan. Each Revolving Loan shall be in the principal amount of $50,000.00 or any whole multiple of $50,000.00 in excess thereof or the unused portion of the Revolving Loan Commitment.

(ii)             Funding of Revolving Loan. Upon satisfaction of the applicable conditions set forth in Article V, Lender shall make the proceeds of each Revolving Borrowing available to Borrower by wire transfer of immediately available funds to an account of the Borrower nominated by the Borrower.

2.3         Repayment.

(a)          Term Loan. The entire principal of the Term Loan Note (less any amounts pre-paid by the Borrower), together with all accrued unpaid interest thereon, shall be due and payable on the Term Loan Maturity Date.

(b)          Revolving Loan. The entire principal of the Revolving Borrowing (less any amounts pre-paid by the Borrower), together with all accrued unpaid interest thereon, shall be due and payable on the Revolving Loan Maturity Date.

2.4         Mandatory Prepayment of Revolving Loan. On each date that the Outstanding Amount exceeds the Revolving Loan Commitment plus all Letter of Credit Liabilities, Borrower shall prepay the Revolving Loan in an amount equal to such excess. Each mandatory prepayment shall be accompanied by all accrued interest thereon.

2.5         Voluntary Prepayments. Borrower may, upon notice to Lender, at any time or from time to time voluntarily prepay any Loan in whole or in part without premium or penalty; provided, that (a) such notice must be received by Lender not later than 3:00 p.m. one (1) Texas Business Day prior to the date of prepayment, and (b) any prepayment shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the unpaid principal amount of the applicable Loan). Each such notice shall specify the Loan to be prepaid and the date and amount of such prepayment. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Each voluntary prepayment shall be accompanied by all accrued and unpaid interest on the amount prepaid, together with any additional amounts required pursuant to Article IV. All prepayments shall be applied (a) first, to accrued, unpaid interest on the amount prepaid (to the extent not paid in accordance with the preceding sentence) and (b) second, to outstanding principal in the reverse order of the scheduled maturity dates. If any notice of prepayment fails to specify the Loan to be prepaid, such prepayment shall be applied (a) first, to the Term Loan and (b) second, to the Revolving Loan.

2.6         Termination and Reduction of Commitments.

(a)            Borrower shall have the right to terminate or reduce the Revolving Loan Commitment at any time. Each reduction shall be in the minimum amount of $100,000.00 and a whole multiple of $100,000.00 in excess thereof.

(b)           On the Revolving Loan Maturity Date, the Revolving Loan Commitment shall automatically reduce to zero and terminate.

(c)            Borrower shall not have any right to rescind any termination or reduction. Once terminated or reduced, the Revolving Loan Commitment may not be reinstated.

2.7         Interest on Loans Generally.

(a)           Subject to the provisions of Sections 2.7(b) and 2.9, the Term Loan Note and the Revolving Borrowing shall bear interest on the outstanding principal amount thereof for the applicable Interest Period at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) either (i) the Eurodollar Basis plus the Applicable Margin or (ii) the Prime Basis plus the Applicable Margin, depending on the rate type chosen by Borrower.

(b)           Subject to the provisions of Section 2.9, if at any time Lender has notified Borrower that the provisions of Sections 4.2 or 4.3 apply, all of the Loans shall become a Prime Rate Loan effective on the date on which Lender determines that the provisions of Section 4.2 apply or on the last day of the current Interest Period applicable to such Loan if Lender determines that the provisions of Section 4.3 apply and Borrower may not elect that any Loan be a Eurodollar Rate Loan until Lender notifies Borrower that the provisions of Sections 4.2 and 4.3 no longer apply.

(c)            Interest on each Loan shall be due and payable in arrears on each Interest Payment Date and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)           Notwithstanding any provision of this Agreement, Borrower may not elect that any Loan be a Prime Rate Loan, nor may Lender convert any Loan to be a Prime Rate Loan, unless Lender has notified Borrower that the provisions of Sections 4.2 or 4.3 apply; provided, any Loan can bear interest at the Default Rate regardless of whether the provisions of Sections 4.2 or 4.3 apply. Each Loan shall be either a Eurodollar Rate Loan or a Prime Rate Loan. Only one Interest Period can be in effect at any time with respect to each Loan.

2.8         Computations. Subject to Section 10.11, interest on each Loan and any other amounts due hereunder shall be calculated on the basis of actual days elapsed over a year of 360 days, unless such calculation would result in a rate greater than the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days or 366 days in a leap year, as the case may be. Nothing herein shall be deemed to obligate Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.9         Interest After an Event of Default. (a) If an Event of Default exists (other than an Event of Default specified in Section 9.1(d) or (e)), at the option of Lender, and (b) if an Event of Default specified in Section 9.1(d) or (e) exists, automatically and without any action by Lender, the Obligations shall bear interest at a rate per annum equal to the lesser of (i) the Default Rate and (ii) the Highest Lawful Rate. Such interest shall be payable on the earlier of demand and the Term Loan Maturity Date (with respect to the Term Loan) and the Revolving Loan Maturity Date (with respect to the Revolving Loan), and shall accrue until the earlier of (a) waiver or cure (to the satisfaction of Lender) of the applicable Event of Default, (b)  agreement by Lender to rescind the charging of interest at the Default Rate, or (c) payment in full of the Obligations. Lender shall not be required to accelerate the maturity of any Loan, to exercise any other rights or remedies under the Loan Documents, or to give notice to Borrower of the decision to charge or the charging of interest at the Default Rate. Lender will undertake to give notice to Borrower within ten (10) Business Days after the effective date of the charging of interest at the Default Rate; provided, any failure of Lender to give, or of Borrower to receive, any such notice of the charging of interest at the Default Rate shall not impair Lender’s right to charge or receive, or Borrower’s obligation to pay, interest as the Default Rate. The determination of the Default Rate by Lender shall be prima facie evidence as to the facts thereof. Notwithstanding any other provision of any Loan Document, the failure of Borrower to pay interest accrued at the Default Rate shall not be an additional Event of Default unless Borrower fails to pay to Lender the amount of the accrued and unpaid interest within five (5) Business Days after Lender sends notice to Borrower of the charging of interest at the Default Rate and the amount of interest that is due and payable.

2.10       Late Charge. If a payment is made more than ten (10) days after it is due, Borrower will be charged (subject to Section 10.11), in addition to interest, a delinquency charge of (a) 5.00% of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less. Additionally, if (a)  the amount of the Term Loan (plus all accrued but unpaid interest) is not paid in full on the Term Loan Maturity Date, Borrower will be charged (subject to Section 10.11) a delinquency charge of (i) 5.00% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less, and (b) the amount of the Revolving Loan (plus all accrued but unpaid interest) is not paid in full on the Revolving Loan Maturity Date, Borrower will be charged (subject to Section 10.11) a delinquency charge of (i) 5.00% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

2.11       Unused Line Fee. Upon receipt of an invoice from Lender, the Borrower shall pay to Lender on the first Interest Payment Date following the end of each calendar quarter, a fee in an amount equal to one quarter of one percent (0.25%) per annum of the daily unused portion of the Revolving Loan Commitment for such calendar quarter, as reasonably determined by Lender. Such fee shall be paid in arrears.

2.12       Manner of Payment.

(a)           Each payment (including prepayments) by Borrower of the principal of or interest on each Loan and any other amount owed under this Agreement or any other Loan Document shall be made not later than 3:00 p.m. on the date specified for payment under this Agreement to Lender at Lender’s Principal Office, in Dollars constituting immediately available funds. All payments received by Lender after 3:00 p.m. shall be deemed received on the next succeeding Texas Business Day and any applicable interest and fees shall continue to accrue.

(b)           If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Texas Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

(c)           Borrower shall pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set off or counterclaim or any deduction whatsoever.

(d)           Except as otherwise specified in this Agreement, if some but less than all amounts due from Borrower are received by Lender, Lender shall apply such amounts in the following order of priority: (i) first, to the payment of Lender’s expenses then due and payable, if any; (ii) second, to the payment of all other fees then due and payable; (iii) third, to the payment of interest then due and payable on the Term Loan; (iv) fourth, to the payment of interest then due and payable on the Revolving Loan; (v)  fifth, to the payment of all other amounts not otherwise referred to in this Section 2.12(d) then due and payable under the Loan Documents; (vi) sixth, to the payment of principal then due and payable on the Term Loan; and (vii) seventh, to the payment of principal then due and payable on the Revolving Loan.

2.13       Booking the Loans. Lender may make, carry or transfer the Loans at, to or for the account of any of its offices or the office of any Affiliate of Lender.

2.14       Collateral and Guaranty on Agreement Date. Payment of the Secured Obligations is secured and guaranteed on the Agreement Date by (a) a perfected first priority security interest in all of the authorized, issued and outstanding capital stock and other Equity Interests of each Guarantor and HSIC, the percentage of the authorized, issued and outstanding capital stock and other Equity Interests described in the Borrower Pledge Agreement, and the other assets of Borrower described as Collateral in the Borrower Pledge Agreement, (b) a perfected first priority security interest in the assets of Borrower described as Collateral in the Borrower Security Agreement, and (c) the Guaranty of the Secured Obligations by each Guarantor.

ARTICLE III

LETTERS OF CREDIT

3.1         Letters of Credit. Subject to the terms and conditions of this Credit Agreement and the applicable Letter of Credit Agreement, Lender agrees to issue, amend, renew or extend one or more Letters of Credit for the account of Borrower and, in the sole discretion of Lender, another Obligor from time to time from the Agreement Date to and including the Letter of Credit Termination Date; provided, however, that the Letter of Credit Liabilities will not at any time exceed the amount of the Letter of Credit Commitment. Each Letter of Credit (i) will expire at or prior to the close of business on the Letter of Credit Termination Date, (ii) will be payable in Dollars, (iii) will have a minimum face amount of $1,000,000 and a maximum face amount equal to the lesser of $20,000,000.00 and the unused portion of the Letter of Credit Commitment, (iv) must support a transaction that is entered into in the course of Borrower’s, or such other Obligor’s, insurance-related business, (v) must be satisfactory in form and substance to Lender, and (vi) will be issued pursuant to such documents and instruments (including, without limitation, the Letter of Credit Agreement) as Lender may require. Furthermore, if a draw is made on any Letter of Credit, Lender shall be reimbursed within three (3) Business Days of such draw or Borrower shall be deemed to have requested a Revolving Borrowing in the amount of such draw effective as the date of the honoring of such draw under the applicable Letter of Credit by Lender.

3.2          Procedure for Issuing, Amending, Renewing and Extending Letters of Credit. Each request for issuance of a Letter of Credit will be made on at least five (5) Business Days prior notice from Borrower and, if applicable, the Obligor who is the proposed applicant with respect to such Letter of Credit to Lender by means of a written Letter of Credit request describing the transaction proposed to be supported thereby and specifying (a) the requested date of issuance (which will be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, (e)  the form of the draft and any other documents required to be presented at the time of any drawing (such notice to set forth the exact wording of such documents or to attach copies thereof), and (f) the name of the proposed applicant for such Letter of Credit. Borrower and, if applicable, the Obligor who is the proposed applicant with respect to such Letter of Credit shall also submit and execute a Letter of Credit Agreement in connection with any request for issuance of a Letter of Credit. Each request for amendment, renewal or extension of an existing Letter of Credit shall be in writing, identifying the applicable Letter of Credit by Letter of Credit number and specifying the date of amendment, renewal or extension (which shall be a Business Day) and such other information as shall be necessary to amend, renew or extend such Letter of Credit. Borrower and, if applicable, the Obligor who is the applicant with respect to such Letter of Credit shall also submit and execute a Letter of Credit Agreement in connection with any request to amend, renew or extend an existing Letter of Credit. Lender is not obligated to amend, renew or extend any Letter of Credit. Lender may refuse to issue, amend, extend or renew a Letter of Credit in the event Lender would be prohibited from doing so under any applicable Governmental Requirement.

3.3         Letter of Credit Fee. Borrower and the Obligor who is the applicant with respect to the applicable Letter of Credit, jointly and severally, will pay to Lender (a) a letter of credit commission payable on the date each Letter of Credit is issued or renewed in an amount equal to one and one-half percent (1.50%) of the face amount of such Letter of Credit, and (b) such other fees, commissions, costs and out– of–pocket expenses charged or incurred by Lender with respect to issuance, amendment, renewal or extension of or any payments made with respect to any Letter of Credit.

3.4         Obligations Absolute. The joint and several obligations of Borrower and each other Obligor who is an applicant with respect to a Letter of Credit under this Credit Agreement and the other Loan Documents (including without limitation the joint and several obligation of Borrower and each such other Obligor to reimburse Lender for draws under any Letter of Credit), and the obligations of each other Obligor, will be absolute, unconditional, and irrevocable, and will be performed strictly in accordance with the terms of this Credit Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:

(a)          Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

(b)          Any amendment or waiver of or any consent to departure from any Loan Document;

(c)          The existence of any claim, set-off, counterclaim, defense or other rights which Borrower, its Subsidiaries, any Obligor, or any other Person may have at any time against any beneficiary of any Letter of Credit, Lender, or any other Person, whether in connection with this Credit Agreement or any other Loan Document or any unrelated transaction;

(d)          Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(e)          Payment by Lender under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; or

(f)          Any other circumstance or happening whatsoever (including any circumstance or happening that might otherwise constitute a defense available to, or a discharge of, Borrower or any other Obligor), whether or not similar to any of the foregoing.

3.5        Limitation of Liability. Borrower and each other Obligor assume all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. None of Lender, any of Lender’s Affiliates or any of their respective officers or directors will have any responsibility or liability to Borrower, any other Obligor or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by Lender or any of its Affiliates, (b)  errors, omissions, interruptions, or delays in transmission or delivery of any messages, (c) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect, (d) the payment by Lender or any of its Affiliates to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. Notwithstanding the foregoing, Borrower and the other Obligor who is the applicant for the applicable Letter of Credit will have a claim against Lender and its applicable Affiliates, and Lender and its applicable Affiliates will be liable to Borrower and such other Obligor, to the extent of any direct, but not consequential, damages suffered by Borrower or such other Obligor which Borrower or such Obligor proves in a final nonappealable judgment were caused by (a) Lender’s or such Affiliate’s willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (b) Lender’s or such Affiliate’s willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. Lender and its applicable Affiliates may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

3.6         Additional Costs in Respect of Letters of Credit. If as a result of any Change in Law there will be imposed, modified, or deemed applicable any Tax, reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or Lender’s or any of its Affiliate’s commitment to issue Letters of Credit hereunder, and the result will be to increase the cost to Lender or such Affiliate of issuing or maintaining any Letter of Credit or its commitment to issue Letters of Credit hereunder or reduce any amount receivable by Lender or such Affiliate hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, will be the result of Lender’s or such Affiliate’s reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by Lender or such Affiliate, Borrower and each other Obligor who is an applicant with respect to the applicable Letter of Credit, jointly and severally, agree to pay Lender or such Affiliate, from time to time as specified by Lender or such Affiliate, such additional amounts as will be sufficient to compensate Lender or such Affiliate for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by Lender or such Affiliate, submitted by Lender or such Affiliate to Borrower and, if applicable, such other Obligor, will be conclusive as to the amount thereof, provided that the determination thereof is made on a reasonable basis.

3.7         Cash Collateral Pledge. Upon request of Lender or any Affiliate of Lender that issued a Letter of Credit (a) to the extent not paid by Borrower or any other Obligor who is an applicant with respect to the applicable Letter of Credit in accordance with the terms of this Agreement, on demand, at any time, if Lender or such Affiliate has honored any drawing request on any Letter of Credit issued hereunder, (b) if as of the Expiration Date any Letter of Credit may remain outstanding and partially or wholly drawn, (c)  with respect to Letters of Credit with an expiry date after the Expiration Date, fifteen Business Days prior to the Expiration Date, or (d) upon the occurrence of an Event of Default (and automatically without any requirement for notice or request), Borrower and such other Obligor, jointly and severally, shall immediately cash collateralize the Letters of Credit in an amount equal to one hundred ten percent (110%) of the amounts available to be drawn under the Letters of Credit according to the records of Lender or its Affiliates. Such cash collateral shall be pledged to Lender or its Affiliates as a first and prior perfected security interest in favor of Lender and its Affiliates and Borrower and such other Obligor shall execute such further documents as required by Lender or its Affiliates to perfect its Lien on the cash collateral.

3.8        Letter of Credit Issuer. As used in each Loan Document, “Lender” shall mean and include Prosperity Bank and each of its Affiliates in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

ARTICLE IV

TAXES AND ILLEGALITY

4.1         Taxes.

(a)           Payments Free of Taxes. Except as provided below in this Section 4.1, any and all payments by any Obligor to or for the account of Lender under any Loan Document (or to or for the account of any Affiliates of Lender with respect to a Letter of Credit or Letter of Credit Agreement) shall be made free and clear of and without deduction for any and all present or future income, stamp or other Taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, now or hereafter imposed, and all liabilities with respect thereto, excluding, in the case of Lender, or its Principal Office, applicable lending office, or any branch or Affiliate thereof, Taxes imposed on or measured by its net income (including net income Taxes imposed by means of a backup withholding Tax), franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of Lender or its Principal Office, applicable lending office, or any branch or Affiliate thereof, in each case imposed: (i) by the jurisdiction under the Laws of which Lender or its Principal Office, applicable lending office, branch or Affiliate is organized or is located, or in which the chief executive office of Lender is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii)  by reason of any present or former connection between the jurisdiction imposing such Tax and Lender or its Principal Office, applicable lending office, branch or Affiliate (all such Taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities (other than Excluded Taxes), the “Indemnified Taxes”). If an Obligor shall be required by any Laws to deduct any Indemnified Taxes from or in respect of any sum payable under any Loan Document to Lender or an Affiliate of Lender, (i) the sum payable shall be increased as necessary to yield to Lender or such Affiliate an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions, (iii)  such Obligor shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with Applicable Laws, and (iv) promptly (but in no event later than thirty days) after the date of such payment, such Obligor shall furnish to Lender or such Affiliate the original or a certified copy of a receipt evidencing payment thereof.

(b)           Other Taxes. In addition, each Obligor shall pay any and all present or future stamp, court or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under any Loan Document or Letter of Credit Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document or Letter of Credit Document (“Other Taxes”).

(c)           Indemnity. BORROWER SHALL INDEMNIFY LENDER AND EACH OF ITS AFFILIATES FOR (i) THE FULL AMOUNT OF INDEMNIFIED TAXES AND OTHER TAXES (INCLUDING ANY INDEMNIFIED TAXES OR OTHER TAXES IMPOSED OR ASSERTED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.1) PAID BY LENDER, AND (ii) ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, IN EACH CASE WHETHER OR NOT SUCH INDEMNIFIED TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY IMPOSED OR ASSERTED BY THE RELEVANT GOVERNMENTAL AUTHORITY. PAYMENT UNDER THIS SECTION 4.1(c) SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE LENDER MAKES A DEMAND THEREFOR. IF ANY INDEMNIFIED TAXES RECEIVED BY LENDER PURSUANT TO THIS SECTION 4.1 ARE LATER DETERMINED IN A NON-APPEALABLE JUDGMENT OF A GOVERNMENTAL AUTHORITY (INCLUDING A COURT OF COMPETENT JURISDICTION) TO HAVE BEEN INCORRECTLY OR ILLEGALLY IMPOSED AND SUCH INDEMNIFIED TAXES ARE RECEIVED BY LENDER FROM THE APPLICABLE GOVERNMENTAL AUTHORITY, LENDER SHALL PAY TO BORROWER THE AMOUNT OF SUCH INDEMNIFIED TAXES PAID TO LENDER BY BORROWER, BUT NOT IN EXCESS OF THE AMOUNT RECEIVED BY BORROWER FROM SUCH GOVERNMENTAL AUTHORITY.

4.2          Illegality. If Lender reasonably determines that any Change in Law on or after the Agreement Date has made it unlawful, or that any Governmental Authority on or after the Agreement Date has asserted that it is unlawful, for Lender or its applicable lending office to make, maintain or fund a Eurodollar Rate Loan, or materially restricts the authority of Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Eurodollar Basis, then, on notice thereof by Lender to Borrower, any obligation of Lender to make or maintain a Eurodollar Rate Loan shall be suspended until the circumstances giving rise to such determination no longer exist, and Lender shall notify Borrower that such circumstances no longer exist and that the obligation of Lender to make or maintain a Eurodollar Rate Loan is no longer suspended. Upon the date of such notice, each Eurodollar Rate Loan shall convert to a Prime Rate Loan. Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the good faith judgment of Lender, otherwise be materially disadvantageous to Lender.

4.3          Inability to Determine Rates. If (a) Lender reasonably determines in connection with any request for or maintenance of a Eurodollar Rate Loan or any determination of the Eurodollar Basis that (i)  Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and applicable term, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Basis, or (b) Lender reasonably determines that the Eurodollar Basis for a Eurodollar Rate Loan does not adequately and fairly reflect the cost to Lender of funding or maintaining such Eurodollar Rate Loan, Lender will promptly notify Borrower. Thereafter, the obligation of Lender to make or maintain a Eurodollar Rate Loan shall be suspended until the conditions giving rise to the suspension no longer exist, and Lender shall notify Borrower that the obligation of Lender to make or maintain a Eurodollar Rate Loan is no longer suspended. Upon the last day of each Interest Period existing on the date of such notice, the Eurodollar Rate Loan shall convert to a Prime Rate Loan.

4.4          Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans; Compensation for Losses.

(a)           Increased Costs Generally. If Lender determines (in its reasonable discretion) that any Change in Law shall (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, Lender (except any reserve requirement contemplated by Section 4.4(d)); (ii)  subject Lender to any Taxes (other than Indemnified Taxes and Other Taxes, as to which Sections 4.1(a) and (b) shall apply) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on Lender or the London interbank market any other condition, cost or expense affecting this Agreement or any Eurodollar Rate Loan made by Lender; and the result of any of the foregoing shall be to increase the cost to Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Basis (or of maintaining its obligation to make any Loan), or to increase the cost to Lender or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount) then, upon written request of Lender in accordance with Section 4.4(c), Borrower will pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered.

(b)           Capital Requirements. If Lender reasonably determines that any Change in Law affecting Lender or any lending office of Lender or Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on Lender’s capital or on the capital of Lender’s holding company, if any, as a consequence of this Agreement, the commitment of Lender to make or maintain any Loan made by Lender to a level below that which Lender or Lender’s holding company would have achieved but for such Change in Law (taking into consideration Lender’s policies and the policies of Lender’s holding company with respect to capital adequacy), then from time to time, upon request of Lender in accordance with Section 4.4(c), Borrower will pay to Lender such additional amount or amounts as will compensate Lender or Lender’s holding company for any such reduction suffered.

(c)           Certificates for Reimbursement. A certificate of Lender setting forth the amount or amounts necessary to compensate Lender or its holding company, as the case may be, as specified in Section 4.4(a) or (b) and delivered to Borrower shall be conclusive absent manifest error; provided that such certificate sets forth details of Lender’s reasonable calculations regarding such amount. Borrower shall pay Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

(d)          Reserves on Eurodollar Rate Loans. Borrower shall pay to Lender, as long as Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Eurodollar Rate Loan by Lender (as determined by Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on each Loan, provided Borrower shall have received at least ten (10) days’ prior notice of such additional interest from Lender. If Lender fails to give notice ten (10) days prior to the relevant payment date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

(e)           Delay in Requests. Failure or delay on the part of Lender to demand compensation pursuant to the foregoing provisions of this Section 4.4 shall not constitute a waiver of Lender’s right to demand such compensation, provided that Borrower shall not be required to compensate Lender pursuant to the foregoing provisions of this Section 4.4 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

4.5         Compensation for Losses. Upon demand of Lender from time to time, Borrower shall promptly compensate Lender for and hold Lender harmless from any actual loss or expense incurred by it as a result of any failure by Borrower to prepay, borrow, continue or convert any Loan (including a conversion of a Eurodollar Rate Loan to a Prime Rate Loan pursuant to Section 2.7(b)) on the date or in the amount notified by Borrower, including any actual loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Loan or from fees payable to terminate the deposits from which such funds were obtained.

For purposes of calculating amounts payable by Borrower to Lender under this Section 4.5 and subject to Section 10.11, Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Basis for such Eurodollar Rate Loan by a matching deposit or other borrowing in the London interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

4.6         Matters Applicable to all Requests for Compensation. Any demand or notice delivered by Lender to Borrower claiming compensation under this Article IV shall be in writing and shall certify (a) that one of the events described in this Article IV has occurred, describing in reasonable detail the nature of such event and (b) as to the amount or amounts for which Lender seeks compensation hereunder, setting forth in reasonable detail the basis for and calculations of such compensation. Such certification shall be conclusive in the absence of manifest error. In determining such amount, Lender may use any reasonable averaging and attribution methods.

4.7         Cessation of Eurodollar Basis. Notwithstanding anything to the contrary, if the Eurodollar Basis ceases to exist, the interest rate applicable to all Eurodollar Rate Loans will be equal to the sum of the Successor Rate Index plus the Applicable Margin. The “Successor Rate Index” is, at Lender’s written election, either of the following (as may be adjusted by Lender as established below): (i) any replacement index selected by Lender that measures comparable borrowing rates for minimal credit risks over comparable time periods as the Eurodollar Basis; (ii) any alternate rate promulgated or identified by Federal Reserve Board as a U.S. dollar Eurodollar Basis alternative; (iii) any alternate rate administered and identified by the Bank of England as a preferred Eurodollar Basis alternative; or (iv) the rate (called the “SOFR Rate”) per annum equal to the weighted average of the rates on secured overnight federal funds transactions with members of the Federal Reserve System, as published for each Business Day by the Federal Reserve Bank of New York. In the case of each of the four successor/alternate rate options identified above, each may be adjusted by Lender to reflect differences between the chosen successor/alternate rate or index and the Eurodollar Basis described above. For example, if Lender determines that the SOFR Rate is determined to be .05% lower than the Eurodollar Basis, then the Successor Rate Index based on the SOFR Rate will be the actual rate (assume, for example only, 1.50%) adjusted by .05% for a Successor Rate Index, in this example, of 1.55%.

4.8          Right to Cure.

(a)           If (i) for any fiscal quarter, Borrower fails to comply with Section 7.1 or (ii) for any fiscal year, Borrower fails to comply with Section 7.2 (in each such case, a “Financial Covenant Event of Default”), and no other Default or Event of Default exists, Borrower shall have the right to cure any or all of the Financial Covenant Event of Default on the following terms and conditions (the “Cure Right”):

(b)           If Borrower desires to cure a Financial Covenant Event of Default, Borrower shall deliver to Lender an irrevocable written notice of Borrower’s intent to cure (a “Cure Notice”) no later than five (5) Business Days following the date on which (i) a Compliance Certificate under Section 6.2(c) should have been delivered for (i) the fiscal quarter as to which the Financial Covenant Event of Default under Section 7.1 occurred, or (ii) the calendar year as to which the Financial Covenant Event of Default under Section 7.2 occurred. The Cure Notice shall set forth the method by which the Borrower will cure the Financial Covenant Event of Default, which may include but is not limited to providing a calculation of the applicable Specified Equity Contribution, and contain a representation and warranty that no other Default or Event of Default exists.

(c)           If Borrower delivers a Cure Notice, Borrower may elect at its sole discretion to sell Qualified Equity Interests for cash consideration or receive a cash contribution in any amount not less than the Specified Equity Contribution, no later than twenty-five (25) days after receipt by Lender of the Cure Notice (the “Required Contribution Date”). The “Specified Equity Contribution” shall equal an amount by which the Surplus of any RIC as of the last day of a fiscal quarter or Total Adjusted Capital of Borrower’s Subsidiaries as at the last day of a calendar year, as applicable, would have to be increased in order to have prevented the occurrence of the applicable Financial Covenant Event of Default; provided that in no event shall such Specified Equity Contribution exceed such required amount and such Specified Equity Contribution shall be treated as an increase in Surplus for such fiscal quarter or Total Adjusted Capital solely for such calendar year , as applicable. The Specified Equity Contribution may not exceed (i) more than $10,000,000 with regard to any single election per this Section 4.8(c) and (ii) no more than $20,000,000 in aggregate cash consideration with regard to all elections per this Section 4.8(c) during the term of this Agreement.

(d)           Borrower may exercise the Cure Right no more frequently than (i) one time during any calendar year of Borrower and (ii) two times during the term of this Agreement; provided Borrower may not exercise the Cure Right during two consecutive fiscal quarters.

(e)           Upon the receipt by any RIC or Subsidiary, as applicable, from Borrower in cash of the Specified Equity Contribution on or before the Required Contribution Date, the applicable Financial Covenant Event of Default for the applicable fiscal quarter or day shall be deemed cured and shall no longer be considered continuing for purposes of this Agreement. If Borrower elects any other method to cure the Financial Covenant Event of Default, the Financial Covenant Event of Default must be cured no later than twenty-five (25) days after receipt by Lender of the Cure Notice and thereafter shall be deemed cured and shall no longer be considered continuing for purposes of this Agreement.

(f)            This Section may not be relied on for any purpose other than with respect to a Financial Covenant Event of Default.

4.9         Survival. All of Borrower’s obligations under this Article IV shall survive the funding of each Loan and payment in full of all Obligations.

ARTICLE V

CONDITIONS PRECEDENT

5.1         Conditions Precedent to the Term Loan, the initial Revolving Borrowing and the Initial Letter of Credit. The obligation of Lender to make the Term Loan and the initial Revolving Borrowing and to issue the initial Letter of Credit is subject to (a) receipt by Lender of the following items which are to be delivered, in form and substance reasonably satisfactory to Lender and (b) satisfaction of the following conditions, in form and substance reasonably satisfactory to Lender:

(a)           Borrower Certificate. A certificate of officers acceptable to Lender of Borrower certifying as to (i) the incumbency of the officers signing such certificate and the Loan Documents to which it is a party, (ii) an original certified copy of its Articles of Incorporation, certified as true, complete and correct by the secretary of state of Delaware as of a date acceptable to Lender, (iii) a copy of its By-Laws, as in effect on the Agreement Date, (iv) a copy of the resolutions of its directors authorizing it to execute, deliver and perform the Loan Documents to which it is a party, (v) a Certificate of Good Standing issued by the secretary of state of Delaware (certified as of a date acceptable to Lender), (vi) no Default or Event of Default existing, (vii) no Material Adverse Change having occurred since December 31, 2018, and (viii)  either (A) attached copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by Borrower and the validity against Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) that no such consents, licenses or approvals are so required.

(b)           Guarantor Certificate. A certificate of officers acceptable to Lender of Guarantor certifying as to (i) the incumbency of the officers signing such certificate and the Loan Documents to which it is a party, (ii) an original certified copy of its Articles of Incorporation, certified as true, complete and correct by the secretary of state of Delaware as of a date acceptable to Lender, (iii) a copy of its By-Laws (or similar Organizational Document), as in effect on the Agreement Date, (iv) a copy of the resolutions of the appropriate governance board authorizing it to execute, deliver and perform the Loan Documents to which it is a party, (v) a Certificate of Good Standing issued by the secretary of state of Delaware or Texas (certified as of a date acceptable to Lender) as applicable and (vi) either (A) attached copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by Guarantor and the validity against Guarantor of the Loan Documents to which it is a party and such consents, licenses and approvals shall be in full force and effect, or (B) that no such consents, licenses or approvals are so required.

(c)            Notes. The duly executed Revolving Loan Note and Term Loan Note, each payable to the order of Lender.

(d)           Security Documents. The duly executed and completed (i) Borrower Pledge Agreement executed by Borrower, dated as of the Agreement Date, (ii) Borrower Security Agreement executed by Borrower, dated as of the Agreement Date, and (iii) Guaranty executed by Guarantor, dated as of the Agreement Date.

(e)           UCC and Lien Searches. With respect to each of Borrower and Guarantor, searches of the Uniform Commercial Code, Tax lien, judgment, bankruptcy court and other records of the jurisdiction of organization of such Person (and each predecessor entity) and the jurisdiction in which the chief executive office of such Person (and each predecessor entity) is located, as Lender may require.

(f)            Certificates. Certificates evidencing all capital stock and other Equity Interests in each Guarantor and HSIC in which a Bank Lien has been granted pursuant to the Borrower Pledge Agreement, which certificates shall not contain any restriction on transfer not acceptable to Lender in its reasonable discretion, together with undated, blank stock and other powers executed by the owner of the stock or other Equity Interest evidenced by such certificates (with signatures guaranteed as required by Lender).

(g)           Opinion of Obligors’ and Subsidiaries’ Counsel. Opinions of counsel to, or general counsel of, Obligors and Subsidiaries addressed to Lender and in form and substance satisfactory to Lender, dated the Agreement Date, and covering such matters incident to the transactions contemplated hereby, as Lender may reasonably request.

(h)           Obligor Proceedings. Evidence that all corporate, partnership and limited liability company proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Agreement and the other Loan Documents, shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(i)           Origination Fees. Borrower shall have paid to Lender (i) a fee in the amount of $250,000.00 (“Term Loan Origination Fee”) for its commitment to make the Term Loan, and (ii) a fee in the amount of $62,500.00 (the “Revolving Loan Origination Fee” and together with the Term Loan Origination Fee, the “Origination Fees”) for its commitment to make the Revolving Loan Commitment available to Borrower. The Origination Fees have been fully earned by Lender and are due and payable to Lender whether or not the applicable transaction actually closes, unless the failure to close is solely as a result of any action or inaction of Lender. Borrower shall pay the Origination Fees at closing of the Loan, if not previously paid.

(j)           Pro Forma Balance Sheet. A pro forma consolidated balance sheet of Borrower, prepared as at the Agreement Date and after giving effect to execution, delivery and effectiveness of the Loan Documents and the funding of and application of the proceeds of the Term Loan and any Revolving Borrowing made on the Agreement Date based on Accounting Principles.

(k)          Compliance Certificate. A Compliance Certificate, dated the Agreement Date and signed by an Authorized Signatory who is the chief financial officer or chief executive officer of Borrower, confirming compliance with the financial covenants set forth therein as of a date acceptable to Lender.

(l)           Current Financial Statements. A copy of the audited Financial Statements, showing the consolidated financial condition and results of operations of Borrower as of, and for the fiscal year ended on, December 31, 2018.

(m)         Insurance. Evidence that insurance required by the Loan Documents is in effect.

(n)          Existing Debt. A schedule of all Existing Debt, in detail satisfactory to Lender.

(o)          Existing Litigation. A schedule of all Existing Litigation, in detail satisfactory to Lender.

(p)          Investment Portfolio and Policy. (i) A schedule of all Existing Investments of each Obligor and each RIC and (ii) a copy of the complete currently effective Investment Policy for each such Person, and Lender shall be satisfied with the investment portfolio and the currently effective Investment Policy for Borrower Group.

(q)          Governmental Approvals and Notices. Evidence reasonably satisfactory to Lender that each Obligor and each RIC have obtained all necessary consents of and made all necessary notice filings with all applicable Governmental Authorities related to the transactions the subject of the Loan Documents, if any.

(r)           Expenses. Subject to Section 10.3(a), reimbursement for all Attorney Costs incurred through the Agreement Date.

5.2         Conditions Precedent to all Revolving Borrowings. The obligation of Lender to make each Revolving Borrowing (including the initial Revolving Borrowing) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Revolving Loan:

(a)          Representations and Warranties. All of the representations and warranties of each Obligor and each Subsidiary under this Agreement and each other Loan Document, which, pursuant to Section 8.26, are made at and as of the time of each Revolving Borrowing, shall be true and correct when made (except to the extent applicable to a specific date) both before and after giving effect to the application of the proceeds of such Revolving Borrowing.

(b)          No Default or Event of Default. There shall not exist a Default or Event of Default at the time of and immediately after giving effect to such Revolving Borrowing.

(c)          Notices; Documents. Lender shall have received all notices and documents required by Section 2.2(a) as a condition to the related Revolving Borrowing.

(d)          Litigation. There shall be no Litigation pending against, or, to Borrower’s knowledge, threatened in writing against any Obligor or any Subsidiary, or in any other manner relating directly and adversely to any Obligor or any Subsidiary, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any Governmental Authority which could reasonably be expected to (A) with respect to Litigation other than Insurance Litigation, result in a judgment against or liability of an Obligor or any Subsidiary in an amount equal to or greater than $1,000,000 (net of insurance issued by unrelated third parties), or (B) with respect to Insurance Litigation, result in a judgment against or liability of Borrower, either Guarantor or HISC in an amount equal to or greater than $1,000,000 in excess of the policy limits under the related Insurance Contract, or (C) have a Material Adverse Effect.

(e)          Material Adverse Change. There shall have occurred no change in the business, assets, operations or conditions (financial or otherwise) of any Obligor or any RIC since December 31, 2018, which caused or could reasonably be expected to cause a Material Adverse Effect.

ARTICLE VI

AFFIRMATIVE COVENANTS

From the Agreement Date, and so long as this Agreement is in effect and until final payment in full of the Obligations, the termination of the Revolving Loan Commitment, all Letters of Credit have expired, been terminated or Cash Collateralized on terms satisfactory to Lender and the performance of all other obligations of all Obligors under this Agreement and each other Loan Document, Borrower will, and will cause each other Obligor and each Subsidiary to:

6.1          General Covenants.

(a)          Payment of Taxes and Claims. Pay and discharge as the same become due and payable (i) all lawful Taxes imposed upon it, its income or profits or upon any of its property before the same shall be in default, and all lawful claims for labor, rentals, materials and supplies which, if unpaid, might become a Lien upon any of its property or any part thereof; provided, however, that such Person shall not be required to cause to be paid or discharged any such Tax, assessment or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and adequate book reserves in accordance with Accounting Principles (with respect to each member of Borrower Group, other than a RIC) or SAP (with respect to each RIC) shall be established with respect thereto; provided, further, such Person shall pay such Tax, charge or claim (A) before any property subject thereto shall be sold to satisfy a Lien (if the property subject to such Lien is not subject to a Bank Lien), and (B) before any property subject thereto shall be subject to a Lien (other than a Permitted Lien) to secure such Tax, assessment or claim (if the property which may be subject to such Lien is subject to a Bank Lien) (ii) all lawful claims which, if unpaid, would by Law become or be secured by a Lien upon its property, and (iii) all Debt as and when due, but subject to any subordination provisions applicable to such Debt.

(b)         Maintenance of Existence. Do all things necessary to preserve and keep in full force and effect its existence as a corporation, limited liability company, partnership, insurance company or other entity type, as appropriate.

(c)           Preservation of Property. Keep its properties which are necessary to continue business, whether owned in fee or otherwise, or leased, in good operating condition, ordinary wear and tear excepted, and comply with all material leases to which it is a party or under which it occupies or uses property so as to prevent any material loss or forfeiture thereunder.

(d)          Insurance. Maintain in force with financially sound and reputable insurers, policies with respect to its property and business against such casualties and contingencies and in such amounts as is customary in the case of entities engaged in the same or similar lines of business of comparable size and financial strength.

(e)          Compliance with Applicable Laws. Comply in all respects with the requirements of all applicable Laws and orders of any Governmental Authority, including any Insurance Regulator having authority over such Person, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(f)           Licenses. Obtain and maintain all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of the business of such Person, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

6.2         Accounts, Reports and Other Information. Maintain a system of accounting in accordance with Accounting Principles or SAP, and in conformity with the applicable requirements of any Governmental Authority (including each applicable Insurance Regulator), and Borrower shall furnish, or cause each Obligor and each Subsidiary to be furnished, to Lender the following:

(a)	Annual Financial Statements.

(i)              As soon as available, but in any event within one-hundred twenty (120) days after the last day of each fiscal year of Borrower (commencing with the fiscal year ended December 31, 2019), annual audited Financial Statements in format substantially similar to the Financial Statements provided to Lender prior to the Agreement Date, showing the consolidated financial condition and results of operations of Borrower as of, and for the year ended on, such last day, accompanied by (A) a certificate of the chief financial officer, chief accounting officer or other chief executive officer of Borrower, which certificate shall state that said Financial Statements have been prepared in accordance with Accounting Principles and present fairly, in all material respects, the financial condition of Borrower and its results of operations; and (B) a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower.

(ii)             With respect to each RIC, within fifteen (15) days after the first to occur of (A) the required filing date (as established by Law or the applicable Insurance Regulator), and (B) the date on which actually filed, audited annual Financial Statements, prepared in accordance with SAP, showing the financial condition and results of operations of such RIC, as of, and for the year ended on, such last day, accompanied by a description of all material Contingent Debt and Off-Balance Sheet Liabilities of such RIC.

(iii)            With respect to each RIC, within fifteen (15) days after the first to occur of (A) the required filing date (as established by Law or the applicable Insurance Regulator), and (B) the date on which actually filed, annual Financial Statements prepared in the form of convention blanks prescribed by NAIC, as filed with each Insurance Regulator.

(iv)            With respect to each RIC, if required to be filed with an Insurance Regulator, within fifteen (15) days after the first to occur of (A) the required filing date (as established by Law or the applicable Insurance Regulator), and (B) the date on which actually filed, a copy of the “Statement of Actuarial Opinion” and “Management Discussion and Analysis” for such RIC (prepared in accordance with SAP) for such fiscal year of such RIC and as filed with the applicable Insurance Regulator in compliance with the requirements thereof.

(b)          Quarterly Financial Statements.

(i)              Within sixty (60) days after the last day of each of the first three (3) fiscal quarters of Borrower, (A) unaudited Financial Statements in format substantially similar to the Financial Statements provided to Lender prior to the Agreement Date, showing the consolidated financial condition and results of operations of Borrower as of, and for the quarter ended on, such last day (subject to year-end adjustment), which shall include an income statement for the fiscal year through such last day, prepared in accordance with Accounting Principles; (B) a certificate of the chief financial officer, chief accounting officer or other chief executive officer of Borrower, which certificate shall state that said Financial Statements have been prepared in accordance with Accounting Principles and present fairly, in all material respects, the financial condition of Borrower and its results of operations, subject to normal year-end adjustments and the absence of footnotes, as applicable; and (C) a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower.

(ii)             With respect to each RIC, within fifteen (15) days after the first to occur of (A) the required filing date (as established by Law or the applicable Insurance Regulator), and (B) the date on which actually filed, unaudited quarterly Financial Statements of such RIC, prepared in accordance with SAP, showing the financial condition and results of operations of such RIC as of, and for the quarter ended on, such last day (subject to year-end adjustment), in the form of quarterly financial statements prescribed by NAIC, together with a description of all material Contingent Debt and Off-Balance Sheet Liabilities of such RIC.

(c)          Compliance Certificate. Within sixty (60) days after the end of each of the first three (3) fiscal quarters and within seventy-five (75) days after the end of the last fiscal quarter of Borrower, a Compliance Certificate executed by an Authorized Signatory who is the chief financial officer, chief accounting officer or other chief executive officer of Borrower.

(d)          Annual Budget. As soon as available, but in any event not later than sixty (60) days after the first day of each fiscal year of Borrower starting with fiscal year 2020, (i) a copy of the final annual operating budget and projections of Borrower, each Guarantor and HSIC for such fiscal year, as presented to Borrower’s Board of Directors, and (ii) beginning with the results of the 2019 fiscal year budget, a comparison of the annual operating budget of Borrower, each Guarantor and HSIC for the preceding fiscal year to actual results for such fiscal year.

(e)          Other Reports. Subject to any confidentiality obligations of Borrower, whether by contract or otherwise, and to any provisions of any Law prohibiting such disclosure, promptly upon request by Lender, a copy of such regular or periodic reports and any registration statements, prospectuses and written communications in respect thereof filed by Borrower with any Governmental Authority (to the extent not otherwise required to be provided to Lender pursuant to Section 6.2).

(f)           Notice of Default. Promptly upon becoming aware of the happening of any condition or event which constitutes an Event of Default or Default, a written notice specifying the nature and period of existence thereof and what action it is taking and propose to take with respect thereto.

(g)          Notice of Litigation. Promptly upon becoming aware of the existence of any Litigation (but no later than thirty (30) days after the filing thereof) involving any Obligor or any Subsidiary, (i)  which could reasonably be expected to involve its payment of $5,000,000 or more (net of reinsurance or insurance coverage issued by unrelated third parties), or (ii) which, under normal operating standards, could reasonably be expected to result in a reserve being established in excess of $5,000,000 (net of reinsurance or insurance coverage issued by unrelated third parties), a written notice describing such Litigation.

(h)          Notice of Claimed Default. Promptly upon becoming aware that the holder of any note or any evidence of indebtedness or other security or payee of any obligation in an amount of $2,000,000 or more has given written notice or commenced an enforcement action, suit or proceeding with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default thereunder and what action it is taking or proposes to take with respect thereto.

(i)           Notice from Governmental Authority. Promptly upon receipt thereof, information with respect to and copies of any notices received from any Governmental Authority relating to an order, ruling, statute or other Law or information which could reasonably be expected to have a Material Adverse Effect.

(j)           Investment Policy. Within one hundred twenty (120) days after the last day of each fiscal year of Borrower, a copy of the Investment Policy of Borrower (if any), and each RIC then in effect, if different then Investment Policies previously delivered to Lender.

(k)          Licenses. Promptly after receipt thereof, and in any event within ten (10) Business Days after receipt thereof, copies of any written notice of actual suspension, termination or revocation of any license of any RIC or other Subsidiary by any Insurance Regulator, including any request by an Insurance Regulator which commits a RIC or other Subsidiary to take or refrain from taking any action or which otherwise affects the authority of such RIC or other Subsidiary to conduct its business.

(l)           Material Adverse Effect. Promptly upon the occurrence or knowledge of the existence thereof, written notice describing a condition, situation or event that has or could reasonably be expected to have a Material Adverse Effect.

(m)         Senior Manager. Not later than thirty (30) days after the termination of the employment or responsibilities or authority of any Senior Manager, notice of such termination, along with a plan to replace such person or delegate the responsibilities of such person to another employee or officer.

(n)          Requested Information. Subject to any confidentiality obligations of Borrower, whether by contract or otherwise, and to provisions of any Law prohibiting such disclosure, with reasonable promptness, such other data, including any management reports to the Board of Directors of any Obligor or any Subsidiary, and information as from time to time may be reasonably requested by Lender.

6.3         Inspection. (a) If no Event of Default exists, upon ten (10) Business Days’ prior notice by Lender, and not more than once per calendar year, and (b) if an Event of Default exists, upon three (3) Business Days prior notice by Lender, permit Lender or any representatives of Lender to visit and inspect during normal business hours any of its properties, to examine all books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss the affairs, finances and accounts with its officers, employees and Auditors (and by this provision Borrower authorizes Auditors to discuss with Lender and its representatives the affairs, finances and accounts of Borrower and its Subsidiaries); provided however, Borrower shall not be required to disclose any documents that would negate attorney-client privilege or attorney- work product. All costs and expenses of Lender related to each inspection conducted when (i) an Event of Default does not exist shall be at Lender’s sole expense, and (ii) an Event of Default exists shall be a part of the Obligations and paid by Borrower to Lender within ten (10) Business Days after written demand by Lender.

6.4          Compliance with ERISA. Comply with ERISA in all material respects, and (a) at all times make contributions within the time limits imposed by Law to meet the minimum funding standards set forth in ERISA with respect to any Plan; (b) notify Lender as soon as reasonably practicable of any fact which it knows or should know, including but not limited to any Reportable Event, arising in connection with any Plan which could reasonably be expected to result in termination thereof by the PBGC or for the appointment by a Governmental Authority of a trustee to administer the Plan; and (c) furnish to Lender upon such request such additional information concerning any Plan as Lender may reasonably request.

6.5          Material Obligations. Borrower will, and will cause each Subsidiary to, pay and perform its obligations, including Tax liabilities, that, if not paid, could not reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

6.6          Maintenance of Priority of Bank Liens. Upon the request of Lender from time to time it shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, pledge agreements, security agreements, control agreements and other agreements, documents, instruments, and certificates as Lender reasonably may deem necessary or appropriate in order to perfect and maintain the Bank Liens (and the priority thereof) in favor of Lender and preserve and protect the rights of Lender in respect of the Collateral.

6.7        Indemnity. BORROWER AND EACH OTHER OBLIGOR SHALL DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS LENDER AND EACH OF ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES’) OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, “LENDER INDEMNITEES”) FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE ATTORNEY COSTS FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, OR ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF BORROWER, ANY OTHER OBLIGOR OR ANY SUBSIDIARY OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF BORROWER, ANY OTHER OBLIGOR OR ANY SUBSIDIARY), IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MAKING OF THE TERM LOAN, THE LETTER OF CREDIT COMMITMENT AND ANY OTHER EXTENSION OF CREDIT, INCLUDING IN CONNECTION WITH, OR AS A RESULT, ANY NEGLIGENCE OF LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST LENDER AND NOT BORROWER OR ANOTHER OBLIGOR) OR ANY OTHER INDEMNITEE, OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE TERM LOAN OR A LETTER OF CREDIT, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING ANY CLAIM OR LIABILITY TO THE EXTENT THAT IT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION OR ARBITER (COLLECTIVELY, “INDEMNIFIED MATTERS”). IN ADDITION, BORROWER AND EACH OTHER OBLIGOR SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH BORROWER AND EACH OTHER OBLIGOR MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF BORROWER, EACH OTHER OBLIGOR, LENDER AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.

6.8         Further Assurances. Promptly upon request by Lender, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re -record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as Lender may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent not prohibited by Applicable Law, subject any Obligor’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Loan Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Lender the rights granted or now or hereafter intended to be granted to Lender under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Obligor or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.9         2019-1 Notes.

(a)          Upon request from Lender, Borrower shall deliver to Lender the name and contact information (including mail and courier delivery addresses of each holder of each 2019-1 Note and the principal amount of each such Note.

(b)          Not later than three Business Days after Borrower’s receipt of a 2019-1 Note Blockage Notice, Borrowers shall send a copy of such 2019-1 Note Blockage Notice to each holder of a 2019-1 Note and each other Person entitled to notice of the matters stated therein, by trackable delivery method, as supply Lender with copies of proof of delivery.

ARTICLE VII

NEGATIVE COVENANTS

From the Agreement Date and so long as this Agreement is in effect and until final payment in full of the Obligations, and the termination of the Revolving Loan Commitment and the performance of all other obligations of all Obligors under this Agreement and each other Loan Document:

7.1         Minimum Fixed Charges Coverage Ratio. Borrower shall not permit the Fixed Charges Coverage Ratio to be less than 1.50 to 1.00, as at the last day of each fiscal quarter of Borrower.

7.2         Total Adjusted Capital. Borrower shall not permit the aggregate Total Adjusted Capital of its Subsidiaries to be less than the greater of (a) the amount required for the Risk-Based Capital Ratio of such Subsidiaries (on an aggregate basis), net of any adjustment for Asset Risk – Credit (R3), to equal or exceed 350%, and (b) $300,000,000, in each case, as at the last day of each calendar year.

7.3         Limitation on Debt. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt except Permitted Debt, debt owed to any Obligor and any guarantees of Guarantor entered in the normal course of business.

7.4          Limitation on Liens. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, create or suffer to be created or to exist any Lien upon (a) any of its properties or assets (other than capital stock and other Equity Interest subject to a Bank Lien) except Permitted Liens or (b) any capital stock or other Equity Interest of any Subsidiary which is subject to a Bank.

7.5          Issuance of Stock; Negative Pledge. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly issue, sell, assign, pledge, or otherwise encumber or dispose of any of such Subsidiary’s Equity Interests, except (a) Liens created pursuant to (i) the Loan Documents, or (ii)  Laws (which Liens pursuant to such Laws secure only the Obligations), (b) the issuance or sale of Equity Interests of Subsidiaries of Borrower (provided that such Person was a Subsidiary prior to giving effect to such issuance or sale) to Borrower or a wholly-owned Subsidiary, and (c) the issuance or sale of Equity Interests of Subsidiaries (other than a RIC) constituting profits interests to management of Borrower or a Subsidiary. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, permit to exist any agreement (except as provided in a Loan Document and in provisions of Applicable Law) that prohibits, restricts or creates a condition to the ability of any Obligor or any other Person to grant to Lender a security interest (which shall be a perfected first priority security interest) in any security or other Equity Interest of any Subsidiary.

7.6         Acquisition of Assets. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, incur any Debt, other than Permitted Debt, owed to any person or entity other than Lender to acquire any assets, property or business of any Person, or participate in any joint venture, or create or acquire any Subsidiary, except (a) assets acquired in the ordinary course of business and (b) Investments permitted by Section 7.11.

7.7          Disposition of Assets. Except with respect to the Loss Portfolio Transfer, Borrower shall not, and shall not permit any Obligor or any Subsidiary to, directly or indirectly, Dispose of all or any portion of any of its properties (including any Equity Interest of any Subsidiary) and assets except (a) assets (other than Investments of Borrower, or any other Obligor) Disposed of in the ordinary course of business to Persons who are not Affiliates of Borrower, (b) Investments (other than Equity Interests subject to a Bank Lien) Disposed of in accordance with the Investment Policy of Borrower, or any other Obligor, as applicable and (c) other Dispositions of assets; provided, the aggregate net proceeds (or if such Disposition does not result in net proceeds, the book value of such asset) of all such Dispositions does not exceed $25,000,000 in any calendar year so long as the applicable Person receives cash in amount equal or greater to the value of such asset and the funds are held at the entity level and not distributed. Dispositions of Equity Interest of Borrower shall not be restricted by this Section 7.7 if no Event of Default under Section 9.1(l) exists after giving effect to such Disposition.

7.8          Merger and Consolidation. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, directly or indirectly consolidate with or merge into any other Person, or permit any other Person to consolidate with or merge into it; provided, (a) any Subsidiary (other than a RIC) may merge with any other Subsidiary (other than a RIC); provided, if any Equity Interest of either of such Subsidiaries is subject to a Bank Lien, all Equity Interest of the surviving entity shall be subject to a Bank Lien (which Lien shall be perfected and first priority), (b) Borrower and any Subsidiary (other than a RIC) may merge if Borrower is the surviving entity, and (c) any Person may merge with Borrower or any other Obligor; provided Borrower or such Obligor is the surviving entity.

7.9         Dividends. Borrower shall not (a) declare or pay any Dividend or (b) permit any Subsidiary to acquire any Equity Interest of Borrower; provided, if no Default or Event of Default exists prior to or after giving effect thereto, Borrower may declare and pay cash dividends to holders of Equity Interests of Borrower.

7.10       Restrictive Agreements. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, enter into or be subject to any Restrictive Agreement other than (a) this Agreement and any other Loan Document, (b) provisions of Applicable Law, (c) agreements between or among Borrower, any Subsidiary and any Governmental Authority or any Insurance Regulator, complete copies of which agreements have been delivered to Lender, (d) customary restrictions and conditions contained in agreements related to the sale of the Equity Interests or property of a Subsidiary that is to be sold and such sale is permitted hereunder and (e) with respect to clause (a)(iii) of the definition of Restrictive Agreements, customary provisions in leases or other contracts restricting the assignment thereof.

7.11       Advances, Investments and Loans. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, make or maintain any Investment, except:

(a)         Obligors and Subsidiaries may, subject to and in accordance with Applicable Law, invest in (i) cash, (ii) Cash Equivalents, (iii) Investment Grade Securities, and (iv) other Investments otherwise permitted by this Agreement, the company’s investment policy or by state guidelines and the regulations of Texas’, South Dakota’s and/or Oklahoma’s Department of Insurance, as applicable;

(b)         Obligors and Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(c)          Loans and advances to (i) employees for business related travel expenses, moving expenses and commission advances, in each case incurred in the ordinary course of business, and (ii) related parties; provided, the aggregate unpaid principal amount of all loans described in this clause (ii) shall not exceed $1,000,000 at any time; provided this provision does not apply to any loan to an employee pursuant to participation in the Borrower’s stock purchase program, or any successor program;

(d)         Investments acquired by any Obligor or any Subsidiary (i) in exchange for any other investment held by such Obligor or such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment or (ii) as a result of a foreclosure by any Obligor or any Subsidiary with respect to any secured investment or other transfer of title with respect to any secured investment in default;

(e)         Investments in Subsidiaries;

(f)          Other Existing Investments which have been reviewed and approved by Lender and are identified on Schedule 8.8 and other Investments in Captive Insurers to be reviewed and approved by Lender, such approval not to be unreasonably withheld; provided, notwithstanding any other provision of this Agreement (i) the sum of the aggregate amount invested in Captive Insurers by all Obligors, plus the aggregate amount of the commitments of all Obligors to invest in Captive Insurers, shall not exceed $1,000,000, and (ii) other than the Investments described in clause (i), no Obligor shall make or maintain any Investment in any RIC;

(g)         Investments permitted pursuant to Section 7.6; and

(h)         ERISA. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, permit the funding requirements of ERISA with respect to any Plan ever to be less than the minimum required by ERISA or the regulations thereunder, or any Plan ever to be subject to involuntary termination proceedings.

7.12       Assignment. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, directly or indirectly, assign or transfer, or attempt to do so, any rights, duties or obligations under the Loan Documents.

7.13       Transactions with Affiliates. Borrower shall not, and shall not permit any Obligor or any Subsidiary to, carry on any transaction with any Affiliate that is not a member of Borrower Group except (a)   existing agreements with Affiliates, if any, and (b) new agreements that are at arm’s length or in compliance with applicable state law and regulations.

7.14       Business. Borrower shall not permit any other Obligor or any Subsidiary to, engage in any material line or lines of business activity or any businesses other than the business of selling, producing, brokering or underwriting property and casualty, life, health, annuity, and supplemental insurance or reinsurance and those businesses that are complementary, ancillary or reasonably related thereto.

7.15       Use of Proceeds. Borrower shall not use the proceeds of any Loan for any purpose other than (a) refinancing of the Debt of the Borrower, (b) the general corporate purposes of the Borrower and (c) for any other purpose not in violation of Applicable Law.

7.16       Sanctions. Borrower shall not, directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available any Loan or the proceeds of any Loan to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender or otherwise) of Sanctions.

7.17       2006 Documents. Borrower shall not, and shall not permit any of its Subsidiaries to, change, amend or restate (or take any action or fail to take any action the result of which is an effective amendment, change or restatement, but excluding modifications occurring after December 22, 2010, which modifications either did not require the consent of, or could not have been prevented by, Borrower or a Subsidiary) or accept any waiver or consent with respect to any 2006 Document, that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any 2006 Document, (b) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2006 Document (including, without limitation, as a result of any redemption), (c) a change in any of the subordination provisions of any 2006 Document, (d) a change in any of the interest deferral provisions of any 2006 Document, or (e) any other change in any term or provision of any 2006 Document that could reasonably be expected to have an adverse effect on the interests of the Lender. No redemption, purchase, Dividend, payment, distribution or other transfer of property shall be made to or for the benefit of any holder of or in respect of any equity security or Debt of HCT, the 2006 Debentures, the 2006 Indenture, the 2006 Preferred Securities, the HCT Declaration of Trust or the 2006 Guaranty other than, if a Default or Event of Default does not exist prior to or after giving effect thereto, payments of regularly scheduled cash interest payments in respect of the 2006 Debentures by Borrower and payment of regularly scheduled cash interest payments in respect of the 2006 Preferred Securities by HCT.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants, and covenants, as follows:

8.1         Organization and Qualification. Each Obligor and each Subsidiary (a) is a corporation, limited partnership, limited liability company or insurance corporation, respectively, duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization; (b) is duly licensed and in good standing as a foreign corporation, limited partnership, limited liability company or insurance corporation, respectively, in each jurisdiction in which the nature of the business transacted or the property owned is such as to require licensing as such except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and (c) possesses all requisite corporate, limited partnership, limited liability company, insurance corporation and other necessary power, authority and legal right, to execute, deliver and comply with the terms of the Loan Documents to be executed by it, and for which no approval or consent of any Governmental Authority (including any Insurance Regulator) which has not been obtained is required. No proceeding is pending for the forfeiture of any such Obligor’s or any such Subsidiary’s Organizational Documents or its dissolution.

8.2         Authorization; Validity. The board of directors, partners, managers or other appropriate governance body of each Obligor and each Subsidiary have duly authorized the execution and delivery of the Loan Documents to which such Obligor or such Subsidiary is a party and the performance of their respective terms. No consent of the stockholders, partners, members or other equity holders of any Obligor or any Subsidiary is required as a prerequisite to the validity and enforceability of any Loan Document, other than consents that have been obtained. Each Obligor and each Subsidiary has full corporate, partnership, limited liability company, and other power, authority and legal right to execute and deliver and to perform and observe the provisions of all Loan Documents to which such Obligor or such Subsidiary is a party. Each of the Loan Documents is the legal, valid and binding obligation of each Obligor and each Subsidiary which is a party thereto, enforceable in accordance with its respective terms, subject as to enforcement of remedies to any applicable Debtor Relief Laws and general principals of equity (regardless of whether considered in a proceeding in equity, at law or otherwise).

8.3         Capitalization. The issued and outstanding capital stock, partnership interest, limited liability company interest and other Equity Interest of Borrower and each Subsidiary is duly authorized, validly issued, fully paid (except for any outstanding loans to employees pursuant to the stock purchase program) and nonassessable and free of the preemptive rights of any Person. Schedule 8.3 sets forth the correct name as set forth in the currently effective Organizational Documents, the respective jurisdiction of organization, the authorized capital stock, partnership interest, limited liability company interest and other Equity Interest, the issued and outstanding capital stock, partnership interest, limited liability company interest and other Equity Interest, and the percentage ownership (by class of Equity Interest) of Borrower and each Subsidiary. Except as described on Schedule 8.3, neither Borrower nor any Subsidiary has outstanding any securities convertible into or exchangeable for its capital stock, partnership interest, limited liability company interest, or other Equity Interest or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or other Equity Interest. Borrower has no Subsidiaries other than those set forth on Schedule 8.3.

8.4         Financial Statements. The financial statements described in Section 5.1(l) heretofore furnished to Lender are complete and correct in all material respects and prepared in accordance with Accounting Principles or SAP, as appropriate, and fairly present the financial condition of the Persons described therein as of the dates indicated and for the periods involved, subject to normal year-end adjustments and the absence of footnotes, as applicable. With respect to Borrower, such financial statements were prepared on a consolidated basis. There are no Contingent Debts, liabilities for Taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, any of which are material in amount in relation to the financial condition of Borrower or any Subsidiary, except as disclosed on such financial statements. The description of all Off-Balance Sheet Liabilities of Borrower and Subsidiaries heretofore furnished to Lender is complete and correct in all material respects. Since the later of the date of the most recent quarterly Financial Statements described in Section 5.1(l) or the Current Financials, there has been no Material Adverse Change. Neither Borrower nor any Subsidiary has any obligation with respect to any Off-Balance Sheet Liability except as described in Schedule 8.7.

8.5         Compliance With Laws and Other Matters. None of any Obligor or any Subsidiary is, nor will the execution, delivery and performance and compliance with the terms of the Loan Documents cause any Obligor or any Subsidiary to be, (a) in violation of its Organizational Documents, (b) in violation of any Law in any respect which could have any Material Adverse Effect, (c) in violation of any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (d) in default under any Material Contract, or (e) in default (nor has any event occurred which, with notice or lapse of time or both, could constitute a default) under any other agreement to which any Obligor or any Subsidiary is a party or it or its property is subject, which could have a Material Adverse Effect.

8.6         Litigation. There is no non-Insurance Litigation pending against, or, to Borrower’s knowledge, threatened against any Obligor or any Subsidiary, or in any other manner relating directly and adversely to any Obligor or any Subsidiary, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any Governmental Authority which could reasonably be expected to (i)  result in a judgment against or liability of any Obligor or any Subsidiary in an amount equal to or greater than $5,000,000 (net of (A) insurance issued by a third party not related to, or an Affiliate of, any Obligor, any Subsidiary or any Person who Controls Borrower, and (B) amounts due and payable to an Obligor and/or a Subsidiary pursuant to a written reimbursement, indemnification or liability assumption agreement between or among such Obligor and/or such Subsidiary and a third party who is not an Obligor or a Subsidiary and which obligation of such third party to reimburse or indemnify, or assume the liability of, such Obligor and/or such Subsidiary is not subject to any defense, setoff or counterclaim), or (ii) have a Material Adverse Effect. There are no outstanding or unpaid final judgments against any Obligor or any Subsidiary.

8.7         Debt. Schedule 8.7 sets forth a true and complete list of all Existing Debt in the principal amount (as to each separate item of Debt) equal to or greater than $1,000,000, in each case showing the aggregate principal amount thereof, the name of the lender in respect thereof and the name of the respective borrower and any other entity which has directly or indirectly Guaranteed or secured such Debt.

8.8         Investments. Schedule 8.8 sets forth a true and complete list of all Existing Investments of each Obligor and each RIC as of September 30, 2019.

8.9         Title to Properties. Each Obligor and each Subsidiary have (a) full corporate, partnership, limited liability company and insurance corporation, as appropriate, power, authority and legal right to own and operate the properties which it now owns, and to carry on the lines of business in which it is now engaged, and (b) good and marketable title to its owned properties, subject to no Lien of any kind, except Permitted Liens.

8.10       Leases. Each Obligor and each Subsidiary enjoy peaceful and undisturbed possession of all leases necessary for the operation of its properties and assets the loss of possession of which could reasonably be expected to have a Material Adverse Effect. All such leases are valid and subsisting and are in full force and effect.

8.11       Taxes. Each Obligor and each Subsidiary have filed all federal, state and other income tax returns which are required to be filed and has paid all Taxes as shown on said returns, and all Taxes due or payable without returns and all assessments received to the extent that such Taxes or assessments have become due, unless such failure would not have a Material Adverse Effect. All Tax liabilities of each Obligor and each Subsidiary are adequately provided for on the books of such Obligor and such Subsidiary, including interest and penalties. No income tax liability of a material nature has been asserted by taxing authorities for Taxes in excess of those already paid, except such Taxes being contested in good faith by appropriate proceedings. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of any Obligor or any Subsidiary, threatened by any Governmental Authority regarding any Taxes relating to such Obligor or such Subsidiary. None of any Obligor or any Subsidiary has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of such Obligor or such Subsidiary, or is aware of any circumstances that would cause the taxable years or other taxable periods of such Obligor or such Subsidiary not to be subject to the normally applicable statute of limitations.

8.12       Use of Proceeds.

(a)          Proceeds of the Term Loan may be used by Borrower (i) to pay of the existing debt of Borrower to Lender; and (ii) for general corporate purposes of the Borrower.

(b)         No proceeds of any Revolving Borrowing will be used for any purpose other than the general corporate purposes of the Borrower and other purposes not in violation of Applicable Law or any Loan Document.

(c)         None of any Obligor or any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of the Term Loan, any Revolving Borrowing will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not more than 25% of the assets of any Obligor or any Subsidiary are margin stock. None of any Obligor or any Subsidiary or any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the Loan Documents to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

8.13        Possession of Franchises, Licenses, Etc. Each Obligor and each Subsidiary possess all franchises, certificates, licenses, permits and other authorizations from all Governmental Authorities that (a)  are necessary for the ownership, maintenance and operation of its properties and assets, and (b) the loss of possession of which could reasonably be expected to have a Material Adverse Effect, and neither any Obligor nor any Subsidiary is in violation of any thereof. Schedule 8.13 lists, as of the Agreement Date, all of the jurisdictions in which each Obligor and each Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulators), permits or authorizations to transact business. To the knowledge of Borrower, (a) no such license is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, and (b) no such suspension, revocation or limitation is threatened by any relevant Governmental Authority. Except as set forth on Schedule 8.13, none of any Obligor, any Subsidiary, any direct holder of any Equity Interest of Borrower, or any officer or employee of any of the foregoing, is subject to any Regulatory Order.

8.14        Disclosure. To the Knowledge of the Borrower, and all other Obligors, neither this Agreement nor any other document, certificate or statement furnished to Lender by or on behalf of any Obligor or any Subsidiary in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to any Obligor or any Subsidiary and not known to the public generally which materially adversely affects its assets or in the future may (so far as such Obligor or such Subsidiary can now foresee) result in a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to Lender by or on behalf of such Obligor or such Subsidiary prior to the date hereof in connection with the transactions contemplated hereby.

8.15       ERISA. Schedule 8.15 sets forth each Plan. None of any Obligor, any Subsidiary or any ERISA Affiliate has (a) incurred any material accumulated funding deficiency within the meaning of ERISA, or (b) incurred any material liability to the PBGC in connection with any Plan established or maintained by it. No Reportable Event has occurred with respect to any Plan which could reasonably be expected to result in a Material Adverse Change. No Plan is in the process of termination or has an Unfunded Current Liability.

8.16       Subsidiaries. There are no restrictions on any Obligor or any Subsidiary which prohibit or otherwise restrict the transfer of cash or other assets from any Subsidiary to Borrower or any other Subsidiary or from Borrower to any Subsidiary, other than prohibitions or restrictions existing under or by reason of (a) this Agreement or the other Loan Documents, and (b) restrictions of Laws and Governmental Authorities having jurisdiction over such Obligor or a Subsidiary and which restrictions are also applicable to similarly situated third parties.

8.17        Intellectual Property, Etc. Each Obligor and each Subsidiary have obtained all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of its businesses as presently conducted and as proposed to be conducted. Borrower does not believe that any slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Obligor or any Subsidiary infringes in any material respect upon any rights held by any other Person.

8.18       Labor Relations, Collective Bargaining Agreements. None of any Obligor or any Subsidiary is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (a) no significant unfair labor practice complaint pending against any Obligor or any Subsidiary or, to the knowledge of Borrower, threatened in writing against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is now pending against any Obligor or any Subsidiary or, to the knowledge of Borrower, threatened in writing against any of them, (b) no significant strike, labor dispute, slowdown or stoppage is pending against any Obligor or any Subsidiary or, to the knowledge of Borrower, threatened in writing against any Obligor or any Subsidiary and (c) to the knowledge of each Obligor and each Subsidiary, no union representation question exists with respect to the employees of any Obligor or any Subsidiary, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect. Neither Borrower nor any Subsidiary is a party to any collective bargaining agreement with respect to employees of such Person.

8.19       Regulatory Acts. Neither any Obligor nor any Subsidiary is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Act of 2005, the Federal Power Act, the Interstate Commerce Act, or any other Law (other than Regulation X of the Board of Governors of the Federal Reserve System and applicable insurance Laws) which regulates the incurring by any Obligor or any Subsidiary of debt, including, but not limited to, Laws regulating common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

8.20       Solvency. Each Obligor and each Subsidiary is, and Borrower and Subsidiaries on a consolidated basis are, Solvent (both before and after giving effect to the transactions the subject of the Loan Documents). No Obligor is entering into any Loan Document to which such Obligor is a party or its property is subject with the intent of hindering, delaying or defrauding any creditor.

8.21       No Default. No Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

8.22       Insurance. The properties of Obligors and Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owing similar properties in localities where the applicable Obligor or the applicable Subsidiary operates.

8.23       Environmental Matters.

(a)          To the Knowledge of the Borrower and all other Obligors, the properties owned, operated or leased by each Obligor and each Subsidiary (the “Properties”) do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, Environmental Laws, which violations and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(b)          To the Knowledge of the Borrower and all other Obligors, all Environmental Permits have been obtained and are in effect with respect to the Properties and operations of each Obligor and each Subsidiary, and the Properties and all operations of each Obligor and each Subsidiary are in compliance, and have been in compliance, with all Environmental Laws and all necessary Environmental Permits, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(c)          To the Knowledge of the Borrower and all other Obligors, none of any Obligor or any Subsidiary has received any notice of an Environmental Claim in connection with the Properties or the operations of such Obligor or such Subsidiary or with regard to any Person whose liabilities for environmental matters such Obligor or such Subsidiary has retained or assumed, in whole or in part, contractually, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor does any Obligor or any Subsidiary have knowledge that any such notice will be received or is being threatened;

(d)          To the Knowledge of the Borrower and all other Obligors, Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could reasonably be expected to give rise to liability under any Environmental Law, nor has any Obligor or any Subsidiary retained or assumed any liability contractually, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

8.24        Sanctions. No Obligor, nor any Subsidiary, nor, to the knowledge of any Obligor or any Subsidiary, any director, officer, employee, agent, Affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor is any Obligor or any Subsidiary located, organized or resident in a Designated Jurisdiction.

8.25        Liens in Favor of Landlord. There are no statutory or contractual Liens over the personal property of any of Borrower, any other Obligor in favor of any lessor of the real property where the chief executive office and records of Borrower, each other Obligor are located.

8.26       Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made (a) at and as of the Agreement Date, and (b) at and as of the date of the making of each Revolving Borrowing, and each shall be true and correct in all material respects when made, except to the extent applicable to a specific date. All such representations and warranties shall survive until the indefeasible payment of all Obligations, and shall not be waived by the execution by Lender of this Agreement, any investigation or inquiry by Lender as to any matter related to the Loan Documents or Borrower Group, or by the making of any Loan under this Agreement.

ARTICLE IX

DEFAULT

9.1         Event of Default. The term “Event of Default” as used herein, means the occurrence and continuance of any one or more of the following events (including the passage of time, if any, specified therefor):

(a)           Payments. The failure or refusal of Borrower to pay any part of the Obligations on the date that such payment is due.

(b)          Certain Covenants. The failure or refusal of any Obligor or any Subsidiary punctually and properly to perform, observe and comply with any covenant, agreement or condition contained in Article VII or Sections 6.1(b), 6.2, 6.3, 6.4, or 6.7.

(c)          Other Covenants. The failure or refusal of any Obligor or any Subsidiary punctually and properly to perform, observe and comply with any covenant, agreement or condition contained in any of the Loan Documents (other than covenants to pay the Obligations referenced in Section 9.1(a) and those referenced in Section 9.1(b)) and such failure shall not have been remedied within thirty (30) days after Borrower becomes aware of such failure.

(d)          Voluntary Debtor Relief. Any Obligor or any Subsidiary shall (i) execute an assignment for the benefit of creditors, or (ii) admit in writing its inability, or be generally unable, to pay its debts generally as they become due, or (iii) voluntarily seek the benefit or benefits of any Debtor Relief Law, or (iv) voluntarily become a party to any proceeding provided for by any Debtor Relief Law that could suspend or otherwise affect any of the rights granted to or for the benefit of Lender in any of the Loan Documents.

(e)          Involuntary Proceedings. Any Obligor or any Subsidiary shall involuntarily (i) have an order, judgment or decree entered against it by any Governmental Authority pursuant to any Debtor Relief Law that could suspend or otherwise affect any of the rights granted to or for the benefit of Lender in any of the Loan Documents, or (ii) have a petition filed against it seeking the benefit or benefits provided for by any Debtor Relief Law that would suspend or otherwise affect any of the rights granted to or for the benefit of Lender in any of the Loan Documents and such order, judgment, decree or petition remains undismissed for a period of sixty (60) days.

(f)           Insurance Regulation. (i) Any Insurance Regulator or other Governmental Authority of any state intervenes in the management of the business or operations of, or issues an order of supervision or rehabilitation with respect to, Borrower or any Subsidiary, or (ii) Borrower or any Subsidiary facilitates or takes any affirmative action with the intention of facilitating such intervention, in each case that would reasonably be expected to result in a Material Adverse Effect.

(g)          Government Regulation. Any Governmental Authority issues any order (including a Regulatory Order) or makes any determination as to any Obligor or any Subsidiary that limits or restricts the ordinary course of business operations of such Person or any officer or employee of such Person, such that such Order would have a Material Adverse Effect.

(h)          Judgments. Any Obligor or any Subsidiary shall have rendered against it a money judgment with respect to any Litigation, arbitration or mediation, which could result in the payment by such Obligor or Subsidiary of an amount in excess of $5,000,000 net of reinsurance, and the same shall remain in effect and unstayed for a period of thirty consecutive days.

(i)           Other Debt. (i) Any Obligor or any Subsidiary shall default (A) in the payment of principal of or interest on any Debt in an aggregate amount, together with all other Debt as to which a default exists, in excess of $1,000,000.00, or (B) in the performance of any other covenant, term or condition contained in any agreement with respect to such Debt and (1) such default shall continue beyond any grace period with respect to such payment or performance and (2) the effect of such default is to cause or permit the holder or holders of such Debt (or any trustee on their behalf) to cause such Debt (or any portion thereof) to become due, prepaid, redeemed or purchased prior to its date of maturity, or (ii) any event shall occur which either causes or permits the holder or holders of such Debt (or any trustee on their behalf) to cause such Debt (or any portion thereof) to become due, prepaid, redeemed or purchased prior to its date of maturity.

(j)           Other Obligations. Any Obligor or any Subsidiary shall default in the payment or performance of any Cash Management Obligation or Swap Obligation, beyond any notice and cure periods, which would reasonably be expected to result in a Material Adverse Effect.

(k)          Misrepresentation. Any statement, representation or warranty in the Loan Documents or in any writing ever delivered to Lender pursuant to the Loan Documents, is false, misleading or erroneous in any material respect.

(l)           ERISA. Any Reportable Event under any Plan, or the appointment by an appropriate Governmental Authority of a trustee to administer any Plan, or the termination of any Plan within the meaning of Title IV of ERISA, or any material accumulated funding deficiency within the meaning of ERISA under any Plan, or proceedings shall be instituted by the PBGC to terminate any Plan or to appoint a trustee to administer any Plan.

(m)         Change of Control. A Change of Control shall occur.

(n)          Rating. Houston Specialty Insurance Company’s A.M. Best Rating falls below an “A-”.

(o)          Loan Documents. Any Loan Document shall at any time after its execution and delivery and for any reason, cease to be in full force and effect in or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Person party thereto (other than Lender) or any Person (other than Lender) shall deny in writing that it has any liability or any further liability or obligations under any Loan Document to which it is a party (including any revocation of any Guaranty by any Guarantor); or any Security Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in any Collateral.

(p)          2006 Documents. Any Person who is a holder of, or claims to act for the benefit of any holder of, any equity security or Debt of HCT, any 2006 Debenture, any 2006 Preferred Security, the 2006 Guaranty, or any other 2006 Document shall assert that any obligation under any 2006 Document is not subordinate in any respect to the Obligations; any payment or transfer of any property shall be made under any 2006 Document (other than payment of regularly scheduled cash interest payments in accordance with the 2006 Debentures and 2006 Preferred Securities (as such agreements existed on August 2, 2006) if no Default or Event of Default exists prior to or after giving effect to such payment); a default shall occur under any 2006 Document; or the 2006 Indenture, 2006 Debentures or the 2006 Preferred Securities shall benefit from any collateral or guaranty.

(q)          2019-1 Notes. Any Person who is a holder of, or claims to act for the benefit of any holder of, any 2019-1 Note shall assert that any obligation under any 2019-1 Note is not subordinate as provided in any 2019-1 Note or any agreement related thereto, to the Obligations; Borrower makes any payment or transfer of any property in violation of the provisions of such 2019-1 Note or any related agreement; any Person who is a holder of, or claims to act for the benefit of any holder of, any 2019-1 Note receives any payment or transfer of any property in violation of the provisions of any 2019-01 Note or any related agreement; a default shall occur under any 2019-01 Note or any agreement related thereto; or any 2019-1 Note or any indebtedness or obligation related thereto shall benefit from any collateral or guaranty.

9.2         Remedies. If an Event of Default exists:

(a)          With the exception of an Event of Default specified in Section 9.1(d) or (e), Lender may terminate the Letter of Credit Commitment and/or declare the principal of and interest on the Term Loan and the Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(b)         Upon the occurrence of an Event of Default specified in Section 9.1(d) or (e), the principal of and interest on the Term Loan and the Obligations and other amounts owed under the Loan Documents shall thereupon and concurrently therewith become due and payable and the Letter of Credit Commitment shall concurrently therewith terminate, all without any action by Lender, or any holder of the Term Loan Note and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(c)          Lender and any Person acting for the benefit of Lender may exercise all of the post default rights granted to it under the Loan Documents or under Law.

(d)         The rights and remedies of Lender hereunder shall be cumulative and not exclusive.

9.3         Application of Funds. After the exercise of remedies provided for in Section 9.2 (or after any Loan and other Obligations have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Lender in the following order:

(a)          First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including amounts payable under Article IV) payable to Lender;

(b)         Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loan;

(c)         Third, to payment of that portion of the Obligations constituting unpaid principal of the Term Loan in such order as Lender elects in its discretion;

(d)         Fourth, to payment of Letter of Credit Liabilities;

(e)          Fifth, to Cash Collateralize the Letter of Credit Liabilities comprised of the aggregate amount available to be drawn under all outstanding Letters of Credit;

(f)           Sixth, to all other Obligations in such order as Lender elects in its discretion;

(g)         Seventh, to all other Secured Obligations in such order as Lender elects in its discretion; and

(h)          Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

ARTICLE X

MISCELLANEOUS

10.1       Reliance by Lender. Lender and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, e- mail, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected or consented to by Lender.

10.2       Notices.

(a)          All notices and other communications under this Agreement (except in those cases where giving notice by telephone is expressly permitted) and the other Loan Documents shall be in writing and shall be deemed to have been given on the date personally delivered, when received if sent by electronic mail (including an attached PDF) to the electronic mail address set forth on Schedule 10.2, or three (3) days after deposit in the mail, designated as certified mail, return receipt requested, postage prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given if to Borrower, at the address specified on Schedule 10.2, and if to Lender, at the address specified on Schedule 10.2.

(b)          Any party hereto may change the address or electronic mail address, as applicable, to which notices shall be directed by giving ten (10) days’ written notice of such change to the other party.

10.3       Expenses. Borrower shall promptly pay:

(a)          all reasonable costs, out-of-pocket expenses and Attorney Costs of Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, the making of the Letter of Credit Commitment and the Term Loan and the issuance of each Letter of Credit hereunder;

(b)         all reasonable costs, out-of-pocket expenses and Attorney Costs of Lender incurred after the date of this Agreement in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by Lender relating to this Agreement or the other Loan Documents; and

(c)          all costs, out-of-pocket expenses and Attorney Costs of Lender incurred for enforcement, collection, restructuring, refinancing and “work out”, or otherwise incurred in obtaining performance under the Loan Documents, and all costs and out of pocket expenses of collection if default is made in the payment of the Obligations, which in each case shall include without limitation fees and expenses of consultants and counsel for Lender and administrative fees for Lender.

10.4       Waivers. The rights and remedies of Lender under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No failure or delay by Lender in exercising any right shall operate as a waiver of such right. Any waiver or indulgence granted by Lender shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by Lender at variance with the terms of the Agreement or any other Loan Document such as to require further notice by Lender of Lender’s intent to require strict adherence to the terms of the Agreement and each other Loan Document in the future. Any such actions shall not in any way affect the ability of Lender, in its discretion, to exercise any rights available to it under this Agreement, any other Loan Document or under any other agreement, whether or not Lender is a party thereto, relating to Borrower, any Subsidiary or any Obligor.

10.5       Determinations by Lender Conclusive and Binding. Any material determination required or expressly permitted to be made by Lender under this Agreement and each other Loan Document shall be made in its reasonable judgment, and shall when made, absent manifest error, be conclusive and binding on all parties.

10.6      Set Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the existence of an Event of Default, Lender and any subsequent holder of any Note or other Obligations, and any Assignee or Participant in any Note or other Obligations is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or any other Person, any such notice being hereby expressly waived, to set off, appropriate and apply any deposits (general or special (except trust, fiduciary accounts and escrow accounts), time or demand, including without limitation certificates of deposit, in each case whether matured or unmatured) and any other Debt at any time held or owing by Lender or such holder, Assignee or Participant to or for the credit or the account of Borrower, against and on account of the Obligations and other liabilities of Borrower to Lender or such holder, Assignee or Participant, irrespective of whether or not (a) Lender or such holder, Assignee or Participant shall have made any demand hereunder, or (b) Lender or such holder, Assignee or Participant shall have declared the principal of and interest on any Loan and other amounts due hereunder to be due and payable as permitted by Section 9.2 and although such obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by Lender or such holder, Assignee or Participant shall be applied pursuant to Section 9.3.

10.7        Assignment.

(a)          Neither Borrower nor any other Obligor may assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of Lender.

(b)          Lender may at any time sell participations in all or any part of the Letter of Credit Commitment, the Revolving Loan Commitment and Term Loan (collectively, “Participations”) to any banks or other financial institutions (“Participants”) provided that such Participation shall not confer on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (i) (A) the extension of the Term Loan Maturity Date, the Revolving Loan Maturity Date or the Letter of Credit Termination Date, or (B) the extension of the due date for any payment of principal, interest or fees respecting the Term Loan or the Revolving Loan, or (C)  the reduction of the amount of any installment of principal or interest on or the change or reduction of any mandatory reduction required hereunder, or (D) a reduction of the rate of interest on, the Term Loan or the Revolving Loan; or (ii) the release of substantially all of the security for the Obligations. Notwithstanding the foregoing, Borrower agrees that the Participants shall be entitled to the benefits of Article IX and Section 10.6 as though they were Lender. To the fullest extent it may effectively do so under Law, Borrower and each other Obligor agrees that any Participant may exercise any and all rights of banker’s lien, set off and counterclaim with respect to its Participation as fully as if such Participant were the holder of the Letter of Credit Commitment, the Revolving Loan Commitment and the Term Loan in the amount of its Participation.

(c)          Lender may assign to one or more financial institutions or funds organized under the Laws of the United States, or any state thereof, or under the Laws of any other country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, an “Assignee”) all of its rights and obligations under this Agreement and the other Loan Documents. From and after such assignment, such Assignee shall succeed to all rights and obligations of Lender under the Loan Documents; provided, that Lender shall retain all rights under Section 6.9.

(d)          Lender may, in connection with any assignment or Participation or proposed assignment or Participation pursuant to this Section 10.7, disclose to the Assignee or Participant or proposed assignee or participant, any information relating to any Obligor or any Subsidiary furnished to Lender by or on behalf of any such Person; provided, that Lender complies with Section 10.14.

(e)          Except as specifically set forth in this Section 10.7, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents.

10.8       Counterparts. This Agreement may be executed in any number of counterparts, including via facsimile or attachment to electronic mail, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

10.9       Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

10.10     Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any Governmental Authority shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

10.11      Interest and Charges. It is not the intention of any parties to this Agreement to make an agreement in violation of the Laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Document, Lender shall never be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Maximum Amount. If Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal by Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, Borrower and Lender shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lender shall refund to Borrower or such other Person legally entitled thereto the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, Lender shall not be subject to any penalties or forfeitures provided by any Laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents. The provisions of this Section applicable to Lender are equally applicable to each Participant, Assignee and any subsequent holder.

10.12      Amendment and Waiver. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of Borrower and Lender.

10.13     Exception to Covenants. No Obligor shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

10.14      Confidentiality. Lender agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority), (c) to the extent required by Laws or by any subpoena or similar legal process, (d)  in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section, to any Assignee of or Participant in, or any prospective Assignee of or Participant in, any of its rights or obligations under this Agreement, (f) with the written consent of Borrower or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii)  becomes available to Lender on a nonconfidential basis from a source other than any Obligor or any Subsidiary and the receipt by Lender of such Information does not breach an obligation of Lender pursuant to this Agreement. For purposes of this Section, “Information” means all information received from any Obligor, any Subsidiary or any of their Affiliates relating to any Obligor, any Subsidiary or any of their Affiliates or any of their respective businesses, other than any such information that is available to Lender on a nonconfidential basis prior to disclosure by any Obligor, any Subsidiary or any of their Affiliates. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

10.15     USA Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

10.16     GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN PLANO, COLLIN COUNTY, TEXAS, AND BORROWER AND EACH OTHER OBLIGOR WAIVES THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH OTHER OBLIGOR AND LENDER AGREE THAT THE STATE COURTS OF TEXAS AND FEDERAL COURTS LOCATED IN PLANO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

10.17     WAIVER OF JURY TRIAL. BORROWER, EACH OTHER OBLIGOR AND LENDER HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THIS AGREEMENT AND MAKING THE TERM LOAN AND ISSUING LETTERS OF CREDIT HEREUNDER.

10.18      ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Credit Agreement (HIIG) – Signature Page

LENDER:

PROSPERITY BANK, a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Credit Agreement (HIIG) – Signature Page

EXHIBIT A

TERM LOAN NOTE

Credit Agreement (HIIG)	Exhibit A

PROMISSORY NOTE

(Term Loan Note)

$50,000,000.00	December 6, 2019

For value received, HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation, as principal (“Borrower”), promises to pay to the order of PROSPERITY BANK, a Texas banking association (“Lender”), at 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, or at such other address as Lender shall from time to time specify in writing, the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by Applicable Law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be. Capitalized terms not otherwise defined in this Note have the meaning specified in the Credit Agreement dated as of December 6, 2019, between Borrower and Lender (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

1.            Payment Terms.

(a)          Principal. Principal hereunder shall be due and payable in full on the Term Loan Maturity Date along with all accrued but unpaid interest thereon.

(b)          Interest. Accrued, unpaid interest shall be due and payable on each Interest Payment Date; interest being calculated on the unpaid principal each day principal is outstanding.

(c)          Order of Application. All payments of interest and principal made shall be credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as provided in the Credit Agreement.

(d)          Additional Payments. Principal and interest may also be due on other dates as provided in the Credit Agreement.

2.            Late Charge. If a payment is made more than 10 days after it is due, Borrower will be charged (subject to Paragraph 8), in addition to interest, a delinquency charge of (a) 5% of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged (subject to Paragraph 8) a delinquency charge of (a) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (b)  $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

3.            Interest Rate.

(a)          Subject to and in accordance with the terms of the Credit Agreement and Paragraphs 3(b) and 4 of this Note, the Term Loan Note shall bear interest on the outstanding principal amount thereof for the applicable Interest Period at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Eurodollar Basis plus the Applicable Margin.

1

(b)         Subject to the provisions of Section 2.9 of the Credit Agreement and Paragraph 4, if at any time Lender has notified Borrower that the provisions of Sections 4.2 or 4.3 of the Credit Agreement apply, (i) all of the Term Loan shall become a Prime Rate Loan effective on the date on which Lender determines that the provisions of Section 4.2 of the Credit Agreement apply, and (ii) all of the Term Loan shall become a Prime Rate Loan on the last day of the current Interest Period applicable to the Term Loan if Lender determines that the provisions of Section 4.3 of the Credit Agreement apply and Borrower may not elect that the Term Loan be a Eurodollar Rate Loan until Lender notifies Borrower that the provisions of Sections 4.2 and 4.3 of the Credit Agreement no longer apply.

4.            Default Rate. If an Event of Default exists, subject to Section 2.9 of the Credit Agreement, and in addition to all other rights and remedies of Lender hereunder, interest shall accrue at a per annum rate, equal to the lesser of (a) the Default Rate, and (b) the Highest Lawful Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any Event of Default, and such accrued interest is a reasonable estimate of those damages and does not constitute a penalty.

5.            Prepayment. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without premium or penalty. Each prepayment shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Article IV of the Credit Agreement. Any prepayments shall be applied as provided in the Credit Agreement. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal as provided in the Credit Agreement. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at Lender’s Principal Office, or such other place as Lender shall designate in writing to Borrower.

6.            Default. It is expressly provided that if an Event of Default (other than an Event of Default described in Sections 9.1(d) or (e) of the Credit Agreement) exists, the holder of this Note may, at its option, without further notice or demand, (a) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (b) refuse to advance any additional amounts under this Note, (c) foreclose all Liens securing payment hereof, (d) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (e) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay all costs of collection, including Attorney Costs. It is expressly provided that upon the occurrence of an Event of Default specified in Section 9.1(d) or (e) of the Credit Agreement, and in addition to all other rights and remedies of Lender, the principal of and interest on the Term Loan and the Obligations and other amounts owed under the Loan Documents shall thereupon and concurrently therewith become due and payable, all without any action by Lender, or any holder hereof and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

7.            Joint and Several Liability; Waiver. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this Note without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by Law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

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8.            No Usury Intended; Usury Savings Clause. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by Applicable Law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by Applicable Law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

9.            Security. This Note has been executed and delivered pursuant to the Credit Agreement, and is secured by, inter alia, certain of the Loan Documents. The holder of this Note is entitled to the benefits and security provided in and subject to the terms of the Loan Documents.

10.          Texas Finance Code. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the “weekly ceiling” specified in such article is the applicable ceiling; provided that, if any Applicable Law permits greater interest, the Law permitting the greatest interest shall apply.

11.          Governing Law, Venue. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Collin County, Texas.

12.          Purpose of Loan. Borrower agrees that advances under this Note shall be used solely for the purposes stated in the Credit Agreement.

13.          Captions. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

The Remainder of This Page Is Intentionally Left Blank.

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BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:
Print Name:
Print Title:

Term Loan Note – Signature Page

EXHIBIT B

BORROWER PLEDGE AGREEMENT

Credit Agreement (HIIG)	Exhibit B

PLEDGE AND SECURITY AGREEMENT
Borrower/		Lender/
Grantor:	Houston International Insurance	Secured Party:	Prosperity Bank
	Group, Ltd.	Address:	5851 Legacy Circle
Address:	800 Gessner Road, 6th Floor		Suite 1200
	Houston, Texas 77024		Plano, Texas 75024

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”) is dated as of December 6, 2019, by and between Grantor and Lender (“Secured Party”).

1.            Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

(a)          “Code” means the Uniform Commercial Code as in effect in the State of Texas or of any other state having jurisdiction with respect to any of the rights and remedies of Secured Party on the date of this Agreement or as it may hereafter be amended from time to time.

(b)          “Collateral” means (i) all personal property of Grantor specifically described on Schedule A attached hereto and made a part hereof, (ii) all certificates, instruments and/or other documents evidencing the foregoing and following, (iii) all renewals, replacements and substitutions of all of the foregoing and following, (iv) all Additional Property (as hereinafter defined), and (v) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Grantor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

(c)          “Credit Agreement” means the Credit Agreement dated as of December 6, 2019, between Grantor and Secured Party, together with all amendments and restatements thereto.

(d)          “Grantor” means Borrower, a corporation whose federal taxpayer identification number is 14-1957288 and who is organized in the State of Delaware.

(e)          “Indebtedness” means (i) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii)  all indebtedness, obligations and liabilities now or hereafter existing of Grantor and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (iii)   all Secured Obligations, (iii) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (iv) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (v) all reasonable costs and expenses incurred by Secured Party prior to an Event of Default and all costs and expenses incurred by Secured Party during the existence of an Event of Default in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all Attorney Costs, and (vi) all renewals, extensions, modifications, restructurings and rearrangements of the indebtedness, obligations and liabilities described in this definition of “Indebtedness.”

(f)          “Margin Stock” means margin stock as defined in Section 221.3(v) of Regulation U, promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. part 221, as amended.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.            Security Interest. As security for the Indebtedness, Grantor, for value received, hereby grants to Secured Party, for it and the benefit of holders of Indebtedness, a continuing security interest in the Collateral.

3.            Additional Property. Collateral shall also include the following property (collectively, the “Additional Property”) which Grantor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that if an Event of Default does not exist or result therefrom and subject to the terms of the Credit Agreement, Grantor shall be entitled to all cash dividends (other than dividends representing a return of capital or a liquidating dividend) and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Grantor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Grantor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Grantor shall be shares of stock, other securities or other Equity Interests, such shares of stock, other securities and other Equity Interests shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

4.            Voting Rights. As long as no Event of Default exists, any voting rights incident to any stock, other securities or other Equity Interests pledged as Collateral may be exercised by Grantor; provided, however, that subject to Section 18, Grantor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

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5.            Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party’s possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a)  ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Grantor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i)  Grantor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; (c)  collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Grantor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Grantor makes written demand upon Secured Party to sell the Collateral, and (ii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Grantor.

6.            Representations and Warranties. Grantor hereby represents and warrants the following to Secured Party:

(a)          Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Grantor have been duly authorized by all necessary corporate action of Grantor.

(b)          Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is true and correct.

(c)          Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by Debtor Relief Laws or regulatory statutes and regulations and except to the extent specific remedies may generally be limited by equitable principles.

(d)          Ownership and Liens. Grantor has good and marketable title to the Collateral free and clear of all Liens or adverse claims, except for Liens expressly permitted by the Credit Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Grantor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(e)          No Conflicts or Consents. Subject to Section 18, neither the ownership, the intended use of the Collateral by Grantor, the grant of the security interest by Grantor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of Grantor or any issuer of any Collateral, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Grantor or otherwise affecting the Collateral, or (ii) result in or require the creation of any Lien upon any assets or properties of Grantor or of any Person except as may be expressly contemplated in the Loan Documents; provided that, prior to the exercise by Secured Party of any right or remedy hereunder over all or any part of the Collateral which would require the prior consent of one or more Insurance Regulators (including any change of control of a RIC sufficient to require a filing of a National Association of Insurance Commissioners Form A or equivalent filing or an application for an exemption from the requirement that such form be filed), Secured Party has obtained the prior consent of all such applicable Insurance Regulators required under Law. Except as expressly contemplated herein, in the other Loan Documents and except for the notice of this Agreement and the other Loan Documents which must be delivered to the Virginia Department of Insurance, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or other Person is required in connection with the grant by Grantor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

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(f)           Security Interest. Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral. Upon the filing of a financing statement describing the Collateral with the Uniform Commercial Code central filing office of the jurisdiction of Grantor’s location and delivery to Secured Party of all certificates evidencing Collateral, the security interest granted by this Agreement shall be perfected and prior to all other Liens.

(g)          Location/Identity. Grantor’s principal place of business and chief executive office (as those terms are used in the Code), is located at the address set forth herein. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address. Grantor’s exact legal name, as stated in the currently effective Organizational Documents of Grantor as filed with the appropriate authority of Grantor’s jurisdiction of organization, entity type, state of organization and federal taxpayer identification number (the “Organizational Information”) are as set forth in the definition of “Grantor”. Grantor is not organized in more than one jurisdiction. Except as specified herein, the Organizational Information shall not change. During the five years preceding the date of this Agreement or such lesser period as Grantor has been organized, Grantor has not had or operated under any name other than its name as stated in the definition of “Grantor,” has not been organized under the Laws of any jurisdiction other than Delaware, has not been organized as any type of entity other than a corporation and the chief executive office of Grantor has not been located at any address other than as set forth on the first page hereof, except as set forth on Schedule C.

(h)          Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, Grantor is and will be Solvent. Grantor is not entering into this Agreement or any other Loan Document to which Grantor is a party or its property is subject with the intent of hindering, delaying or defrauding any creditor.

(i)           Securities. Any certificates evidencing securities or other Equity Interests pledged as Collateral are valid and genuine and have not been altered. All securities or other Equity Interests pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Grantor or the issuer thereof is bound. Subject to Section 18, no restrictions or conditions exist with respect to the transfer or voting of any securities or other Equity Interests pledged as Collateral or the admission of Secured Party or any transferee as a holder of any Collateral, other than federal and state securities Laws applicable to issuers of securities generally. No issuer of such securities or other Equity Interests has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities or other Equity Interests outstanding or any other rights outstanding entitling any Person other than Grantor to have issued to such Person capital stock, other securities or other Equity Interests of such issuer. Schedule A contains a complete and correct description of each certificate or other instrument included in or evidencing Collateral. Schedule B is a complete and correct list of the exact name of the issuer of all Collateral described on Schedule A, its jurisdiction of organization, its federal taxpayer identification number, and the authorized, issued and outstanding capital stock and other Equity Interests of such issuer. Grantor’s interest in such issuer is as stated on Schedule A. The Organizational Documents and each other governance document of such issuer that is a limited partnership or a limited liability company do not provide that any Equity Interest in such issuer is a security governed by Article 8 of the Code. No Equity Interest in such issuer is evidenced by a certificate or other instrument.

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(j)            Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

(i)              Grantor is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Following the application of the proceeds of the extensions of credit under the Credit Agreement, not more than 25% of the value of the assets (either of Grantor only or of Grantor and its Subsidiaries on a consolidated basis) will be Margin Stock.

(ii)             None of Grantor, any Person controlling Grantor, or any subsidiary (i) is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 2005, or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

(k)          Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the “Patriot Act”) and in other statutes and all orders, rules and regulations of the United States government and its various executive department, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the “Patriot Rules” and are incorporated into this Agreement. Grantor represents and warrants to Secured Party that neither it nor any of its principals, shareholders, members, partners, or affiliates, as applicable, is a Person named as a Specially Designated National and Blocked Person (as defined in Presidential Executive Order 13224) and that it is not acting, directly or indirectly, for or on behalf of any such Person. Grantor further represents and warrants to Secured Party that Grantor and its principals, shareholders, members, partners, or affiliates, as applicable, are not, directly or indirectly, engaged in, nor facilitating, the transactions contemplated by this Agreement on behalf of any Person named as a Specially Designated National and Blocked Person. Grantor hereby agrees to defend, indemnify and hold harmless Secured Party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including Attorney Costs) arising from or related to any breach of the foregoing representations and warranties.

7.            Affirmative Covenants. Grantor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a)          Ownership and Liens. Grantor will maintain good and marketable title to all Collateral free and clear of all Liens or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Grantor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Grantor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party or is subordinate to Secured Party. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Grantor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

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(b)          Inspection of Books and Records. Grantor will keep adequate records concerning the Collateral and Grantor will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral in accordance with Section 6.3 of the Credit Agreement.

(c)          Adverse Claim. Grantor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Grantor’s expense, defend Secured Party’s security interest in the Collateral against the claims of any third party. Grantor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Grantor with respect to the Collateral, including without limitation, notices received from the issuer of any securities or other Equity Interests pledged hereunder as Collateral.

(d)          Further Assurances. Grantor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action reasonably necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities, other Equity Interests or other property pledged as Collateral of the pledge of such securities, other Equity Interests or other property, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities, other Equity Interests or other property pledged as Collateral with the issuer of such securities, other Equity Interests or other property; (D) delivering notice of Secured Party’s security interest in any securities, other Equity Interests or other property pledged as Collateral to any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities or other Equity Interests or other property constituting Collateral from any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Grantor covenants and agrees, at Secured Party’s request, to cooperate in registering such securities in Secured Party’s name or with Secured Party’s account maintained with a Federal Reserve Bank.

8.            Negative Covenants. Grantor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a)          Impairment of Security Interest. Grantor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b)          Dilution of Ownership. As to any securities or other Equity Interests pledged as Collateral, Grantor will not consent to or approve of the issuance of (i) any additional shares of any class of securities or other Equity Interests of such issuer (unless immediately upon issuance additional securities or other Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interests as Secured Party had before such issuance), (ii)  any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities or other Equity Interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities or other Equity Interests.

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(c)          Restrictions on Securities. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities or other Equity Interests pledged as Collateral, except as consented to in writing by Secured Party. No issuer of any Collateral which is either a partnership or limited liability company shall amend or restate its Organizational Documents, or other governance document, to provide that any Equity Interest of such issuer is a security governed by Article 8 of the Code or permit any Equity Interest of such issuer to be evidenced by a certificate or other instrument.

(d)          Organizational Information. Except as permitted by the Credit Agreement and this Agreement, Grantor shall not permit any Organizational Information to change.

9.            Rights of Secured Party. Secured Party shall have the rights contained in this Section 9 at all times during the period of time this Agreement is effective.

(a)          Power of Attorney. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest exercisable in the Event of Default, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, to, subject to Section 18, take any action and to execute any instrument which Secured Party may from time to time in Secured Party’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities or other Equity Interests, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness then due and owing under the Loan Documents; (iii) exchange any of the securities or other Equity Interests pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities or other Equity Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv)  exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities or other Equity Interest pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; provided further, Secured Party may exercise such power of attorney at any time (including when an Event of Default does not exist) if Secured Party reasonably believes that such exercise is necessary to protects its rights under this Agreement. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL INDEFEASIBLE PAYMENT IN FULL OF THE INDEBTEDNESS AND THE TERMINATION OF ALL COMMITMENTS OF SECURED PARTY TO EXTEND CREDIT PURSUANT TO THE LOAN DOCUMENTS.

(b)          Performance by Secured Party. If Grantor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

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Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

10.          Events of Default. Each of the following constitutes an “Event of Default” under this Agreement:

(a)          Default Under Loan Documents. The existence of an Event of Default (as defined in the Credit Agreement) under this Agreement or any of the other Loan Documents; or

(b)          Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Grantor or any attachment, sequestration or similar writ is levied upon any Collateral; or

(c)          Abandonment. Grantor abandons the Collateral or any portion thereof; or

(d)          Dilution of Ownership. The issuer of any securities or other Equity Interests constituting Collateral hereafter issues any shares of any class of capital stock or other Equity Interests (unless promptly upon issuance, additional securities or other Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interests as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock or other Equity Interests;

(e)          Search Report; Opinion. Secured Party shall receive at any time following the execution of this Agreement a search report or opinion of counsel indicating that Secured Party’s security interest is not prior to all other Liens (other than Permitted Liens), security interests or other interests reflected in the report or opinion.

11.          Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may, subject to Section 18, exercise one or more of the rights and remedies provided in this Section 11.

(a)          Remedies. Secured Party may from time to time at its discretion, without limitation and without notice:

(i)            exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii)            reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iii)           sell or otherwise dispose of, at its office, on the premises of Grantor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(iv)           buy the Collateral, or any portion thereof, at any public sale;

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(v)            buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vi)           apply for the appointment of a receiver for the Collateral, and Grantor hereby consents to any such appointment; and

(vii)          at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event any purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale actually received by Secured Party and applied to the Indebtedness. Grantor agrees that in the event Grantor or any Obligor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is delivered in accordance with the Credit Agreement ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.610 of the Code.

(b)          Private Sale of Securities; Further Approvals.

(i)             Grantor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities or other Equity Interests pledged as Collateral because of restrictions in applicable securities Laws, insurance Laws and contractual restrictions and that Secured Party may, therefore, determine to make one or more private sales of any such securities or other Equity Interests to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities or other Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities or other Equity Interests for the period of time necessary to permit the issuer to register such securities or other Equity Interests for public sale under any securities Laws. Grantor further acknowledges and agrees that any offer to sell such securities or other Equity Interests which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a “public sale” for the purposes of Chapter 9 of the Code, notwithstanding that such sale may not constitute a “public offering” under any securities Laws and that Secured Party may, in such event, bid for the purchase of such securities or other Equity Interests.

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(ii)             In connection with the exercise by Secured Party of its rights hereunder that effects the disposition of or use of any Collateral (including, without limitation, the exercise of rights and remedies as set forth in Section 18), it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral, including, without limitation, any Governmental Authorities regulating any issuer of Collateral or Grantor and their respective Affiliates. Grantor agrees, if an Event of Default exists, to execute, deliver, and file, and hereby appoints Secured Party as its attorney-in-fact, to execute, deliver, and file on Grantor’s behalf and in Grantor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party’s opinion, and to obtain such consents, waivers, or approvals under applicable Laws and agreements prior to an Event of Default. Grantor further agrees to use its best efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable Laws and agreements prior to an Event of Default. Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

(c)          Application of Proceeds. If any Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

(i)             to the repayment or reimbursement of the costs and expenses (including, without limitation, Attorney Costs) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(ii)            to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(iii)           by holding such cash and proceeds as Collateral;

(iv)           in accordance with Credit Agreement Section 9.3;

(v)            to the payment of any other amounts required by applicable Law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and (vi) by delivery to Grantor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)          Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Grantor and each other Obligor and any Person who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent not prohibited by the Code.

(e)          Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Grantor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Grantor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Grantor from resorting to judicial process at either party’s option, subject to Grantor’s waiver set forth above.

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(f)           Other Recourse. Grantor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Grantor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Grantor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Grantor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been finally paid in full in cash and all obligations of Secured Party to extend credit to or for the benefit of any Obligor pursuant to the Loan Documents are terminated, Grantor shall have no right of subrogation and Grantor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Grantor authorizes Secured Party, and without notice or demand and without any reservation of rights against Grantor and without affecting Grantor’s liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

(g)          Voting Rights. If an Event of Default exists, Grantor will not exercise any voting rights with respect to securities or other Equity Interests pledged as Collateral. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact (such power of attorney being coupled with an interest and exercisable if an Event of Default exists) and proxy to exercise any voting rights with respect to Grantor’s securities and other Equity Interests, subject to Section 18.

(h)          Dividend Rights and Interest Payments. If an Event of Default exists:

(i)             all rights of Grantor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

(ii)            all dividend and interest payments which are received by Grantor contrary to the provisions of clause (i) of this Section 11(h) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

12.          Intentionally Omitted.

13.          Miscellaneous.

(a)          Entire Agreement. This Agreement and the other Loan Documents contain the entire agreement of Secured Party and Grantor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

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(b)          Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Grantor or any other Obligor.

(c)          Actions by Secured Party. The Lien and other rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien or other rights of Secured Party hereunder or affect the obligations of Grantor hereunder.

(d)          Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Subject to applicable Statute of Limitations laws, neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Grantor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.

(e)          Transfer Restriction Waiver. To the extent not prohibited by Applicable Law, Grantor hereby agrees that any provision of any Organizational Documents of any issuer of Collateral, any designation of rights or similar agreement with respect to any Equity Interest of such issuer, any voting or similar equityholder agreement with respect to such issuer or any other organization or governance document with respect to such issuer, any agreement related to any debt issued by such issuer, or any Applicable Law that in any manner restricts, prohibits or provides conditions to (i) the grant of a Lien on any security, Equity Interest of or any interest in, or any debt issued by, such issuer, (ii) any transfer of any security, Equity Interest of or any interest in, or any debt issued by, such issuer, (iii) any change in management or control of such issuer, or (iv) any other exercise of any rights of Secured Party pursuant to this Agreement, any other Loan Document or Law shall not apply to (A) the grant of any Lien hereunder, (B)  the execution, delivery and performance of this Agreement by Grantor, (C) the foreclosure or other realization upon any interest in any Collateral, (D) the admission of Secured Party or its assignee or any other holder of any Collateral as an equityholder of such issuer and the exercise of all rights of an equityholder of such issuer, or (E) the exercise of all rights of a holder of debt of such issuer. Furthermore, Grantor agrees that it will not permit any amendment to or restatement of any Organizational Documents of any issuer of Collateral, any designation of rights or similar agreement with respect to any Equity Interest of such issuer, any voting or similar equityholder agreement with respect to such issuer, any other organization or governance document with respect to such issuer, or any agreement related to debt of such issuer, in any manner to adversely affect Secured Party’s ability to foreclose or otherwise realize on any Collateral or which conflicts with the provisions of this Section without the prior written consent of Secured Party.

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(f)           Controlling Law; Venue. This Agreement is executed and delivered as an incident to a lending transaction negotiated and consummated in Harris County, Texas, and shall be governed by and construed in accordance with the Laws of the State of Texas, except to the extent that perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular Collateral, are governed by the Laws of a jurisdiction other than the State of Texas. Grantor, for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (ii) waives, to the fullest extent not prohibited by Law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Collin County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts, and (v) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by Law or shall limit the right of Secured Party to bring any action or proceeding against Grantor or with respect to any of Grantor’s property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor acknowledges that these waivers are a material inducement to Secured Party’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Secured Party has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

(g)          Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(h)          No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to or for the benefit of any Obligor.

(i)           Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be delivered in the manner set forth in Section 10.2 of the Credit Agreement to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least ten (10) days’ prior to the effective date of such new address.

(j)           Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Grantor and the successors and assigns of Grantor, and (iii)  shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Grantor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

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(k)          Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the indefeasible satisfaction in full of the Indebtedness, (ii) the termination or expiration of each commitment of Secured Party to extend credit to or for the benefit of each Obligor, (iii) written request for the termination hereof delivered by Grantor to Secured Party, and (iv) written release delivered by Secured Party to Grantor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Secured Party will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Grantor agrees that to the extent that Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party, to the extent that Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Secured Party and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 13(k) shall survive the termination of this Agreement, and any satisfaction and discharge of each Debtor by virtue of any payment, court order, or Law.

(l)           Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(m)         Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

(n)          Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

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14.          Financing Statement Filings. Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the location of Grantor’s principal residence, the location of Grantor’s place of business, the location of Grantor’s chief executive office, or other such place as the Grantor may be “located” under the provisions of the Code; where Grantor maintains any Collateral, or has its records concerning any Collateral, as the case may be. Without limitation of any other covenant herein, Grantor will neither cause or permit any change in the location of (a) any Collateral, (b) any records concerning any Collateral, or (c) Grantor’s principal residence, the location of Grantor’s place of business, or the location of Grantor’s chief executive office, as the case may be, to a jurisdiction other than as represented in Section 6(g), nor will Grantor change its name or the Organizational Information as represented in Section 6(g), unless Grantor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, shall have complied with the Credit Agreement and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 14, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements, amendments or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral.

Without limiting Secured Party’s rights hereunder, Grantor authorizes Secured Party to file financing statements or amendments thereto under the provisions of the Code as amended from time to time.

15.          Consent to Disclose Information. Grantor authorizes and consents to the disclosure by Secured Party of all information relating to the Loan Documents to any other party to each account pledged as Collateral and upon which a security interest is granted herein, including, but not limited to, information regarding the name of Obligors and the amount, date and maturity of the credit facilities under the Loan Documents.

16.          Counterparts; Facsimile Documents and Signatures. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.

17.          Imaging of Documents. Grantor (a) understands and agrees that Secured Party’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals, and (b) waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

18.          Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

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19.          Limitation of Remedies. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Secured Party may not exercise any right or remedy hereunder over all or any part of the Collateral which results in a change of control of any RIC sufficient to require either the filing of (a) a National Association of Insurance Commissioners Form A or (b) an application for an exemption from the requirement to file such a form with the applicable Insurance Regulator unless Secured Party has first obtained the consent of all applicable Insurance Regulators required under Law.

20.          ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first written above.

GRANTOR:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:
Print Name:
Print Title:

Pledge Agreement (HIIG) – Signature Page

SECURED PARTY:

PROSPERITY BANK, a Texas banking association

By:
Todd Coultas, Vice President

Pledge Agreement (HIIG) – Signature Page

Pledge Agreement

Index of Schedules

SCHEDULE A	PROPERTY AS PART OF COLLATERAL

SCHEDULE B	NAME AND ISSUER OF ALL COLLATERAL

SCHEDULE C	CEO NAME AND ADDRESS

SCHEDULE A

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 6, 2019,

BY AND BETWEEN

PROSPERITY BANK

AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

The following property is a part of the Collateral as defined in Section 1(b):

A.           All capital stock and other Equity Interests of HIIG Service Company, a Delaware corporation now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

1,000 shares of common stock of HIIG Service Company, a Delaware corporation, as evidenced by certificate no. 3 issued in the name of Grantor.

Such common stock represents all of the authorized, issued and outstanding shares of stock of HIIG Service Company, a Delaware corporation.

B.            All capital stock and other Equity Interests of HIIG Underwriters Agency, Inc., a Texas corporation now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

1,000 shares of common stock of HIIG Underwriters Agency, Inc., a Texas corporation, as evidenced by certificate no. 2 issued in the name of Grantor.

As of the date of this Agreement, such common stock represents all of the authorized, issued and outstanding shares of common stock of HIIG Underwriters Agency, Inc., a Texas corporation.

C.            All capital stock and other Equity Interests of Houston Specialty Insurance Company, a Delaware corporation, now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

3,000,000 shares of common stock of Houston Specialty Insurance Company, a Delaware corporation, as evidenced by certificate no. 1 issued in the name of Grantor.

As of the date of this Agreement, such common stock represents all of the authorized, issued and outstanding shares of common stock of Houston Specialty Insurance Company, a Delaware corporation.

SCHEDULE B

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 6, 2019,

BY AND BETWEEN

PROSPERITY BANK

AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

Issuer Name:	HIIG Service Company

Jurisdiction of Incorporation:	Delaware

Federal Taxpayer I.D. Number:	45-5463484

Authorized Capital Stock:	3,000 shares of common stock

Issued Capital Stock:	1,000 shares of common stock

Outstanding Capital Stock:	1,000 shares of common stock

Issuer Name:	HIIG Underwriters Agency, Inc.

Jurisdiction of Incorporation:	Texas

Federal Taxpayer I.D. Number:	76-0165558

Authorized Capital Stock:	1,000 shares of common stock 9,000 of preferred stock

Issued Capital Stock:	1,000 shares of common stock

Outstanding Capital Stock:	1,000 shares of common stock

Issuer Name:	Houston Specialty Insurance Company

Jurisdiction of Incorporation:	Delaware

Federal Taxpayer I.D. Number:	20-8249009

Authorized Capital Stock:	5,000,000 shares of common stock

Issued Capital Stock:	3,000,000 shares of common stock

Outstanding Capital Stock:	3,000,000 shares of common stock

SCHEDULE C

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 6, 2019,

BY AND BETWEEN

PROSPERITY BANK

AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

Chief Executive Office(s) of Grantor:

Stephen L. Way

800 Gesner Road

Suite 600

Houston, Texas 77024

EXHIBIT C

BORROWER SECURITY AGREEMENT

Credit Agreement (HIIG)	Exhibit C

SECURITY AGREEMENT

Borrower/		Lender/
Grantor:	Houston International Insurance Group, Ltd.	Secured Party:	Prosperity Bank
Address:	800 Gessner Road, 6th Floor	Address:	5851 Legacy Circle, Suite 1200
	Houston, Texas 77024		Plano, Texas 75024

THIS SECURITY AGREEMENT (“Agreement”) is dated December 6, 2019, by and between Borrower identified above (“Borrower”) and Lender (“Secured Party”). Borrower hereby agrees with Secured Party as follows:

1.             Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

(a)           “Code” means the Uniform Commercial Code as in effect in the State of Texas or of any other state having jurisdiction with respect to any of the rights and remedies of Secured Party on the date of this Agreement or as it may hereafter be amended from time to time.

(b)           “Collateral” means all of the personal property of Grantor including but not limited to, wherever located, and now owned or hereafter acquired:

(i)            All “accounts”, as defined in the Code (including all health care insurance receivables), together with any and all books of account, customer lists and in any case where an account arises from the sale of goods, the interest of Grantor in such goods.

(ii)           All “inventory” as defined in the Code.

(iii)         All “chattel paper” as defined in the Code.

(iv)          All “equipment” as defined in the Code, of whatsoever kind and character now or hereafter possessed, held, acquired, leased or owned by Grantor and used or usable in Grantor’s business, and in any event shall include, but shall not be limited to, all machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, and all manuals and instructions. To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property, such real property and the record owner thereof (if other than Grantor) is described on Schedule 1 attached hereto and made a part hereof.

(v)           All “fixtures” as defined in the Code.

(vi)          All “instruments” as defined in the Code (including promissory notes).

(vii)         All “investment property” as defined in the Code.

(viii)        All “documents” as defined in the Code.

(ix)           All “deposit accounts” as defined in the Code.

(x)            All “commercial tort claims” as defined in the Code, including but not limited to all commercial tort claims described on Schedule 8.

(xi)           All “letter of credit rights” as defined in the Code.

(xii)          All “general intangibles” as defined in the Code, including all rights in all payment intangibles, permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property owned by Grantor or used in Grantor’s business.

(xiii)         All “supporting obligations” as defined in the Code.

(xiv)        All Patents, Trademarks, Copyrights, and Licenses.

(xv)         All commissions (including, but not limited to, all insurance, reinsurance, placement and broker commissions) and other payments owed to Grantor in consideration for services performed or to be performed and goods provided or to be provided by Grantor and its Subsidiaries, all renewal and reinstatement commissions and payments, and all contractual rights of Grantor and its Subsidiaries to receive such commissions or any other payments with respect to the other foregoing and following property and all future commissions, including but not limited to any of the foregoing that were earned by or owed to Grantor or such Subsidiary prior to or after the commencement of any proceeding under any Debtor Relief Law involving Grantor or such Subsidiary but which were received by Grantor or such Subsidiary after the commencement of such proceeding under any Debtor Relief Law.

(xvi)        All records relating in any way to the foregoing and following (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form).

(xvii)       Collateral also includes all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Grantor which may at any time come into the possession of Secured Party. The designation of proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property except as otherwise provided herein or in the other Loan Documents.

(c)           “Copyright License” means any agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting any right to Grantor under any Copyright now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

(d)           “Copyrights” means (i) all copyright rights in any work subject to the copyright Laws of any Governmental Authority, whether as author, assignee, transferee, or otherwise, (ii) all registrations and applications for registration of any such copyright in any Governmental Authority, including registrations, recordings, supplemental registrations, and pending applications for registration in any jurisdiction, and (iii) all rights to use and/or sell any of the foregoing.

(e)           “Credit Agreement” means the Credit Agreement dated as of December 6, 2019, between Grantor and Secured Party, together with all amendments and restatements thereto.

(f)            “Grantor” means Borrower, a corporation, who is organized in the State of Delaware.

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(g)           “Indebtedness” means (i) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all indebtedness, obligations and liabilities now or hereafter existing of Grantor and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (iii) all Secured Obligations, (iv) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (v) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (vi) all reasonable costs and expenses incurred by Secured Party prior to an Event of Default and all costs and expenses incurred by Secured Party following an Event of Default in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all Attorney Costs, and (vii) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in this definition of “Indebtedness”.

(h)           “License” means any Patent License, Trademark License, Copyright License, or other similar license or sublicense.

(i)            “Patent License” means any agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Grantor or which Grantor otherwise has the right to license, is in existence, or granting to Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Grantor under any such agreement.

(j)            “Patents” means (i) all letters patent of any Governmental Authority, all registrations and recordings thereof, and all applications for letters patent of any Governmental Authority, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

(k)           “Pledged Debt” means all Indebtedness owed to Grantor, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

(l)            “Software” means all right, title, and interest of Grantor in and to software (as defined in the Code), and (whether or not included in such definition), a computer program (including both source and object code) and any supporting information provided in connection with a transaction relating to the program.

(m)          “Trademark License” means any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

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(n)           “Trademarks” means (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any Governmental Authority in connection therewith, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby, (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (iv) all rights to use and/or sell any of the foregoing.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.             Security Interest. As security for the Indebtedness, Grantor, for value received, hereby pledges and grants to Secured Party, to the extent permitted by and subject to all limits of, Applicable Law, a continuing security interest in the Collateral.

3.             Representations and Warranties. In addition to any representations and warranties of Grantor set forth in the Loan Documents, which are incorporated herein by this reference, Grantor hereby represents and warrants the following to Secured Party:

(a)           Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Grantor have been duly authorized by all necessary limited liability company action of Grantor.

(b)           Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to Grantor and the Collateral is true and correct in all material respects. The exact name of Grantor, as stated in the currently effective Organizational Documents of Grantor as filed with the appropriate authority of Grantor’s jurisdiction of organization, is as stated on Schedule 1.

(c)           Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by Debtor Relief Laws and except to the extent specific remedies may generally be limited by equitable principles.

(d)           Ownership and Liens. Grantor has good and marketable title to the Collateral free and clear of all Liens or adverse claims, except for Permitted Liens. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Grantor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. Grantor has not been a party to a securitization or similar transaction involving assets of Grantor during the five years preceding the date of this Agreement.

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(e)           No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Grantor, the grant of the security interest by Grantor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of Grantor, or (C) any material agreement, judgment, license, order or permit applicable to or binding upon Grantor, or (ii) result in or require the creation of any Lien upon any assets or properties of Grantor or of any Person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or other Person is required in connection with the grant by Grantor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

(f)           Security Interest. Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien or other charge or encumbrance (other than Permitted Liens). This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. To the extent permitted in the Code, possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Grantor to Secured Party will perfect and establish the first priority of Secured Party’s security interest hereunder in the Collateral. Upon the filing of a financing statement describing the Collateral with the Uniform Commercial Code filing office described on Schedule 1, the security interest granted pursuant to this Agreement shall be perfected and prior to all other Liens (other than Permitted Liens) therein (to the extent such security interest can be perfected by the filing of a financing statement).

(g)           Location/Identity. Grantor’s principal place of business and chief executive office (as those terms are used in the Code), is located at the address set forth on the first page hereof. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address. Grantor’s exact legal name, entity type, state of organization and federal taxpayer identification number (the “Organizational Information”) are as set forth on Schedule 1. Grantor is not organized in more than one jurisdiction. Except as provided herein, the Organizational Information shall not change. During the five years preceding the date of this Agreement, Grantor has not had or operated under any name other than its name as stated on Schedule 1, has not been organized under the Laws of any jurisdiction other than Delaware, has not been organized as any type of entity other than a corporation. Schedule 1 is a complete and correct description of all addresses where Collateral is kept. Except for Collateral in the possession of Secured Party and Collateral in the possession of or subject to the control of third parties described on Schedule 1, Grantor has exclusive possession and control of all Collateral and all records related to Collateral.

(h)           Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, Grantor is and will be Solvent. Grantor is not entering into this Agreement or any other Loan Document to which Grantor is a party or its property is subject with the intent of hindering, delaying or defrauding any creditor.

(i)            Exclusion of Certain Collateral. Unless otherwise agreed by Secured Party, the Collateral does not include any aircraft, watercraft or vessels, railroad cars, railroad equipment, locomotives or other rolling stock intended for a use related to interstate commerce.

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(j)            Compliance with Environmental Laws. Except as disclosed in writing to Secured Party: (i) Grantor is conducting Grantor’s businesses in material compliance with all applicable federal, state and local Laws, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called “CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called “RCRA”), the Texas Water Code and the Texas Solid Waste Disposal Act; (ii) to the Knowledge of the Company, none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (iii) Grantor has not filed any notice under any Law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Grantor is conducting its businesses; and Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms “hazardous substance” and “release”, as used herein, shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal”, as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the Laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

(k)           Inventory. The security interest in the inventory shall continue through all stages of manufacture and shall, without further action, attach to the accounts or other proceeds resulting from the sale or other disposition thereof and to all such inventory as may be returned to Grantor by its account debtors.

(l)            Accounts. Each account represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Grantor of goods or the rendition by Grantor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Grantor to Secured Party from time to time in writing. The amount shown as to each account on Grantor’s books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

(m)          Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Grantor pledged hereunder have only one original counterpart and no party other than Grantor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments. No chattel paper is electronic chattel paper.

(n)           Patents. Schedule 2 is a complete and correct list of each Patent in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the Patent registration number, the date of Patent issuance, and the country issuing the Patent.

(o)           Patent Applications. Schedule 3 is a complete and correct list of each Patent application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Patent application number, the date of Patent filing, and the country with which the Patent application was filed.

(p)           Trademarks. Schedule 4 is a complete and correct list of each Trademark in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the registered Trademark, the Trademark registration number, the international class covered, the goods and services covered, the date of Trademark registration, and the country registering the Trademark.

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(q)           Trademark Applications. Schedule 5 is a complete and correct list of each Trademark application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Trademark the subject of the application, the Trademark application serial number, the international class covered, the goods and services covered, the date of Trademark application filing, and the country with which the Trademark application was filed.

(r)            Copyrights. Schedule 6 is a complete and correct list of each Copyright in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the registered Copyright, the date of Copyright issuance, and the country issuing the Copyright.

(s)           Copyright Applications. Schedule 7 is a complete and correct list of each Copyright application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Copyright the subject of the application, the date of Copyright application filing, and the country with which the Copyright application was filed.

(t)            Commercial Tort Claims. Schedule 8 is a complete and correct list of all commercial tort claims in which Grantor has any interest, including the complete case name or style, the case number, and the court or other Governmental Authority in which the case is pending.

(u)           Deposit Accounts. Schedule 9 is a complete and correct list of all deposit accounts maintained by or in which Grantor has any interest and correctly describes the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and account type.

(v)           Commodity Accounts. Schedule 10 is a complete and correct list of all commodity accounts in which Grantor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the commodity intermediary maintaining the account.

(w)          Securities Accounts. Schedule 11 is a complete and correct list of all securities accounts in which Grantor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the securities intermediary maintaining the account.

(x)            Letters of Credit. Schedule 12 is a complete and correct list of all letters of credit in which Grantor has any interest (other than solely as an applicant) and correctly describes the bank which issued the letter of credit, and the letter of credit’s number, issue date, expiry, and face amount.

(y)           Debt. Schedule 13 is a complete and correct list of all Pledged Debt, promissory notes and other instruments evidencing indebtedness held by Grantor, including all intercompany notes and other instruments between Grantor and each Subsidiary.

(z)           Software. Schedule 14 is a complete and correct list of all Software (excluding “mass market” Software (i) subject to a “shrink-wrap” or similar non-negotiable, non-exclusive license agreement and (ii) not material to the operations of Grantor or used in processing material information of Grantor) in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the licensor and the escrow agent under the applicable Software escrow agreement (if any).

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(aa)         Internet. Schedule 15 is a complete and correct list of all internet domain names, the complete name of the registered owner, and the domain registration provider for each domain name and internet website in which Grantor has any interest.

4.             Affirmative Covenants. In addition to all covenants and agreements of Grantor set forth in the Loan Documents, which are incorporated herein by this reference, Grantor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a)           Ownership and Liens. Grantor will maintain good and marketable title to all Collateral free and clear of all Liens or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Loan Documents. Grantor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Grantor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party or as permitted by the Credit Agreement or this Agreement. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Grantor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b)           Further Assurances. Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

(c)           Inspection of Collateral. Grantor will keep adequate records concerning the Collateral. Grantor will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral in accordance with Section 6.3 of the Credit Agreement.

(d)           Payment of Taxes. Grantor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a Lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with the Accounting Principles. Grantor may, however, delay paying or discharging any such Taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Grantor has set aside on Grantor’s books adequate reserves therefor; provided, however, Grantor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party’s written request, Grantor will establish with Secured Party an escrow reasonably acceptable to Secured Party adequate to cover the payment of such Taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Grantor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security reasonably acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such Taxes, assessments, governmental charges, interest, costs and penalties.

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(e)           Control Agreements. Grantor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of:

(A)	deposit accounts;

(B)	investment property;

(C)	letter-of-credit rights; and

(D)	electronic chattel paper.

(f)            Condition of Goods. Grantor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order, ordinary wear and tear excepted, and will cause such Collateral to be used and operated in good and workmanlike manner, in accordance with applicable Laws and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Grantor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which Secured Party may reasonably request from time to time.

(g)           Insurance. Grantor will, at its own expense, maintain such insurance as is required pursuant to the Credit Agreement. If requested, each policy of insurance maintained by Grantor shall name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear. Grantor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.

TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE (IF GRANTOR IS A “DEBTOR” AS DEFINED IN SUCH SECTION): (A) GRANTOR IS REQUIRED TO: (i) KEEP THE COLLATERAL INSURED AGAINST DAMAGE IN THE AMOUNT SECURED PARTY AND THE LOAN DOCUMENTS SPECIFY; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME SECURED PARTY AS THE PERSON TO BE PAID UNDER THE POLICY OR POLICIES IN THE EVENT OF A LOSS; (B) GRANTOR MUST, IF REQUIRED BY SECURED PARTY OR THE LOAN DOCUMENTS, DELIVER TO SECURED PARTY A COPY OF EACH POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IS CLAUSES (A) OR (B), SECURED PARTY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF GRANTOR AT GRANTOR’S EXPENSE.

(h)           Accounts and General Intangibles. Grantor will, except as otherwise provided in Subsection 6(e), collect, at Grantor’s own expense, all amounts due or to become due under each of the accounts and general intangibles. In connection with such collections, Grantor may and, at Secured Party’s direction, will take such action not otherwise forbidden by Subsection 5(d) as Grantor or Secured Party may reasonably deem necessary or advisable to enforce collection or performance of each of the accounts and general intangibles. Grantor will also duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account and all of its obligations to be performed under or with respect to the general intangibles. Grantor also covenants and agrees to take any action and/or execute any documents that Secured Party may reasonably request in order to comply with the Federal Assignment of Claims Act, as amended, and similar Laws applicable to Accounts as to which a Governmental Authority is the account debtor.

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(i)            Chattel Paper, Documents and Instruments. Grantor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Grantor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

(j)	Patents, Trademarks, and Copyrights.

(i)            Grantor shall cause fully executed security agreements in the form of Exhibit A (with respect to Patents), Exhibit B (with respect to Trademarks), and Exhibit C (with respect to Copyrights) (or in such other form as Secured Party may agree to) and containing a description of all Collateral consisting of Patents, Trademarks, Copyrights, and Licenses to be received and recorded by the United States Patent and Trademark Office within one month after the execution of this Agreement with respect to United States Patents and Trademarks and by the United States Copyright Office within one month after the execution of this Agreement with respect to United States registered Copyrights, and otherwise as may be required pursuant to the Laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral consisting of Patents, Trademarks, Copyrights, and Licenses in which a security interest may be perfected by filing, recording, or registration in the United States and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration, or reregistration is necessary (other than such actions as are necessary to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks, Copyrights, and Licenses (or registration or application for registration thereof) acquired or developed after the date hereof).

(ii)           Grantor (either itself or through licensees or sublicensees) will not do any act, or omit to do any act, whereby any Patent which is material to the conduct of Grantor’s business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable Laws.

(iii)          Grantor (either itself or through licensees or sublicensees) will, for each Trademark material to the conduct of Grantor’s business, (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain the quality of products and services offered under such Trademark, (C) display such Trademark with notice of United States federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable Law, and (D) not use or permit the use of such Trademark in violation of any third party rights.

(iv)          Grantor (either itself or through licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of Grantor’s business, continue to publish, reproduce, display, adopt, and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable Laws

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(v)           In no event shall Grantor, either itself or through any agent, employee, licensee, or designee, file an application for any Patent, Trademark, or Copyright (or for the registration of any Patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction or obtain any new License, unless it promptly informs Secured Party, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party’s security interest in such Patent, Trademark, Copyright or License, and Grantor hereby appoints Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes.

5.             Negative Covenants. Grantor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a)           Impairment of Security Interest. Grantor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b)           Possession of Collateral. Grantor will not cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will Grantor cause or permit the removal of any Collateral (or records concerning the Collateral) from the address on the first page hereof and the addresses specified on Schedule 1 other than (i) as permitted by this Agreement or the Credit Agreement, (ii) in connection with the possession of any Collateral by Secured Party or by its bailee, or (iii) as necessary in the ordinary course of business. If any Collateral is in the possession of a third party, Grantor will join with Secured Party in notifying the third party of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(c)           Goods. Grantor will not permit any Collateral which constitutes goods to at any time (i) be covered by any document except documents in the possession of the Secured Party, (ii) become so related to, attached to or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are subject to a perfected first priority security interest under this Agreement.

(d)           Compromise of Collateral. Grantor will not adjust, settle, compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate if an Event of Default exists or upon Secured Party’s written request. Grantor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and (ii) any claim asserted by any account Grantor for credit, allowance, adjustment, dispute, setoff or counterclaim, as Secured Party may request from time to time.

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(e)           Financing Statement Filings. Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the jurisdiction of Grantor’s organization or other such place as the Grantor may be “located” under the provisions of the Code or where Grantor maintains any Collateral, or has its records concerning any Collateral, as the case may be. Without limitation of any other covenant herein, Grantor will neither cause or permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Grantor’s principal place of business, or the location of Grantor’s chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(g), nor will Grantor change its name or the Organizational Information as represented in Subsection 3(g), unless Grantor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, shall have complied with the Credit Agreement, and shall have first taken all actions required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral and the priority thereof. In any written notice furnished pursuant to this Subsection, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral. Grantor irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that indicate the Collateral as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article or Chapter 9 of the UCC.

Without limiting Secured Party’s rights hereunder, Grantor irrevocably authorizes Secured Party to file financing statements and continuations and amendments thereto under the provisions of the Code (or other applicable Law) as amended from time to time.

(f)            Marking of Chattel Paper. Grantor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel Paper. Grantor will not permit any chattel paper to be electronic chattel paper.

(g)           Deposit Accounts, Investment Property. Grantor shall not establish or maintain, or have any interest in, any (i) deposit account not listed on Schedule 9, (ii) commodity account not listed on Schedule 10, or (iii) securities account not listed on Schedule 11.

6.             Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

(a)           Additional Financing Statements Filings. Grantor hereby authorizes Secured Party to file, without the signature or authentication of Grantor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Grantor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b)           Power of Attorney. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney (together with each other power of attorney granted pursuant to this Agreement or a separate writing) being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, exercisable if an Event of Default exists, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust insurance required by Secured Party hereunder or under any other Loan Document; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

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(c)           Performance by Secured Party. If Grantor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

(d)           Grantor’s Receipt of Proceeds. In the Event of a Default, all amounts and proceeds (including instruments and writings) received by Grantor in respect of accounts or general intangibles shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Grantor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

(e)           Notification of Account Debtors. Secured Party may at its discretion from time to time notify any or all debtors under any accounts or general intangibles (i) of Secured Party’s security interest in such accounts or general intangibles and direct such account debtors and other obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, and (ii) to verify the accounts or general intangibles with such account debtors and other obligors. Secured Party shall have the right, at the expense of Grantor, to enforce collection of any such accounts or general intangibles and adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor.

(f)           Licenses. For purposes of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person, provided, that if the license granted to Secured Party is a sublicense, Grantor shall be solely responsible for, and indemnify Secured Party against, any royalty or other compensation payable to Grantor’s licensor or other Person) to use all of Grantor’s software, and including in such license reasonable access to all media in which any of the licensed items may be recorded and all related manuals. For the purpose of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person) to use, license, or sub-license any of the Collateral consisting of Patents, Trademarks, Copyrights, and Licenses and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all software used for the use, compilation, or printout thereof. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists.

7.             Events of Default. Each of the following constitutes an “Event of Default” under this Agreement:

(a)           Default Under Loan Documents. The occurrence of an Event of Default (as defined in the Credit Agreement) under this Agreement or any of the other Loan Documents; or

(b)           Abandonment. Grantor abandons any Collateral having a value of or greater than $500,000 (either as to a single asset or cumulatively as to separate assets); or

(c)           Action by Other Lienholder. The holder of any Lien on the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such Lien on the Collateral) or any other asset of Grantor having a value of $500,000 or greater declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

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(d)           Search Report; Opinion. Secured Party shall receive at any time following the execution of this Agreement a search report or an opinion of counsel indicating that Secured Party’s security interest is not prior to all other Liens or security interests (other than Permitted Liens) reflected in the report or opinion.

8.             Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

(a)           Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i)            exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii)           require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(iii)          reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv)          sell or otherwise dispose of, at its office, on the premises of Grantor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(v)           buy the Collateral, or any portion thereof, at any public sale;

(vi)          buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii)         apply for the appointment of a receiver for the Collateral, and Grantor hereby consents to any such appointment; and

(viii)        at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale. Grantor agrees that in the event Grantor or any Obligor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given if it is given in accordance with the Credit Agreement. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)	Private Sale; Further Approvals.

(i)            Grantor recognizes that Secured Party may be unable to effect a public sale of all or any part of the Collateral because of restrictions in applicable Laws and contractual restrictions and that Secured Party may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral subject to applicable Laws and contractual restrictions. Grantor acknowledges that any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner.

(ii)           In connection with the exercise by Secured Party of its rights hereunder that effects the foreclosure on, disposition of or use of any Collateral, it may be necessary for Secured Party to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral.

(iii)          Grantor shall, if an Event of Default exists, execute, deliver, and file, and authorizes Secured Party pursuant to the power of attorney herein granted, to execute, deliver, and file on Grantor’s behalf and in Grantor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be reasonably necessary or appropriate, in Secured Party’s opinion, and to obtain such consents, waivers, and approvals under applicable Laws and agreements prior to an Event of Default. Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

(c)           Application of Proceeds. If any Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

(i)            to the repayment or reimbursement of the costs and expenses (including, without limitation, Attorney Costs) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(ii)           to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(iii)          by holding such cash and proceeds as Collateral;

(iv)          in accordance with Credit Agreement Section 9.3;

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(v)           to the payment of any other amounts required by applicable Law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi)          by delivery to Grantor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)           Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Grantor and each other Obligor who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the fullest extent not prohibited by Law.

(e)           Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Grantor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Grantor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Grantor from resorting to judicial process at either party’s option, subject to Grantor’s waiver set forth above.

(f)           Other Recourse. Grantor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Grantor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Grantor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Grantor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full in cash and all obligations of Secured Party to extend credit to any Obligor under the Loan Documents are terminated, Grantor shall have no right of subrogation and Grantor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Grantor authorizes Secured Party, and without notice or demand and without any reservation of rights against Grantor and without affecting Grantor’s liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

9.	Intentionally Omitted.

10.	Miscellaneous.

(a)           Entire Agreement. This Agreement contains the entire agreement of Secured Party and Grantor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

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(b)            Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Grantor or Obligor.

(c)            Actions by Secured Party. The Lien and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any Obligor, endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Grantor hereunder.

(d)            Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Grantor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.

(e)            Controlling Law; Venue. This Agreement is executed and delivered as an incident to a lending transaction negotiated and consummated in Collin County, Texas, and shall be governed by and construed in accordance with the Laws of the State of Texas, except to the extent perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular collateral, are governed by the Laws of a jurisdiction other than the State of Texas. Grantor (and Borrower, if Borrower is not the Grantor), for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (ii)    waives, to the fullest extent not prohibited by Law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Collin County, Texas, or in the United States District Court for the Northern District of Texas, Dallas, Division, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts, and (v) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by Law or shall limit the right of Secured Party to bring any action or proceeding against Grantor (and Borrower, if Borrower is not the Grantor) or with respect to any of Grantor’s (or Borrower’s, if Borrower is not the Grantor) property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor (and Borrower, if Borrower is not the Grantor) acknowledges that these waivers are a material inducement to Lender’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Lender has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

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(f)            Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(g)           No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Grantor or any other Obligor.

(h)           Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be delivered in the manner set forth in Section 10.2 of the Credit Agreement to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least ten (10) days prior to the effective date of such new address.

(i)            Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Grantor and the successors and assigns of Grantor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer its interest in the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Grantor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(j)            Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the final satisfaction in full of the Indebtedness, (ii) the termination or expiration of each commitment of Secured Party to extend credit to Grantor, (iii) written request for the termination hereof delivered by Grantor to Secured Party, and (iv) written release delivered by Secured Party to Grantor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Secured Party will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Grantor agrees that to the extent that Secured Party or any holder of Indebtedness receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party or such holder of Indebtedness, to the extent that Secured Party or such holder of Indebtedness did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Secured Party and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 10(j) shall survive the termination of this Agreement, and any satisfaction and discharge of Grantor by virtue of any payment, court order, or Law.

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(k)           Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(l)            Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

(m)          Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

11.           Consent to Disclose Information. Borrower authorizes and consents to the disclosure by Secured Party of all information relating to the credit facilities under the Loan Documents to any other party to property pledged as Collateral and upon which a security interest is granted herein, including, but not limited to, information regarding the name of the Borrower and the amount, date and maturity of the credit facilities under the Loan Documents.

12.           Counterparts; Facsimile Documents and Signatures. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.

13.           Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

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14.           Imaging of Documents. Grantor understands and agrees that (a) Secured Party’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals, and (b) Grantor waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

15.          ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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EXECUTED as of the date first written above.

GRANTOR:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:
Print Name:
Print Title:

Security Agreement (HIIG) – Signature Page

SECURED PARTY:

PROSPERITY BANK, a Texas banking association

By:
Todd Coultas, Vice President

Security Agreement (HIIG) – Signature Page

SECURITY AGREEMENT:

DISCLOSURE SCHEDULES

Schedule 1	Organization Information; Real Property
Schedule 2	Registered Patents
Schedule 3	Patent Applications
Schedule 4	Registered Trademarks
Schedule 5	Trademark Applications
Schedule 6	Registered Copyrights
Schedule 7	Copyright Applications
Schedule 8	Commercial Tort Claims
Schedule 9	Deposit Accounts
Schedule 10	Commodity Accounts
Schedule 11	Securities Accounts
Schedule 12	Letters of Credit
Schedule 13	Pledged Debt
Schedule 14	Software
Schedule 15	Internet Addresses

Security Agreement

Schedule 1	Organization Information; Real Property

Grantor Name: Houston International Insurance Group, Ltd.

Jurisdiction of Organization: Delaware

Entity Type: Corporation

Changes in jurisdiction of organization, name or entity type:

Federal taxpayer identification number: 14-1957288

UCC Filing Office: Delaware

Collateral Locations:

Address	Owner/Lessee	Record Owner
800 Gessner Road Suite 600 Houston, Texas 77024	Houston International Insurance Group, Ltd.	HIIG Service Company
800 Gessner Road Suite 1200 Houston, Texas 77024	Houston International Insurance Group, Ltd.	HIIG Service Company
600 Galleria Parkway Suite 770 Atlanta, Georgia 30339	Houston International Insurance Group, Ltd.	HIIG Service Company
Meadow Brook 100 Suite Two Lake Level 100 Corporate Parkway Birmingham, Alabama 35242	Houston International Insurance Group, Ltd.	HIIG Service Company
1701 Golf Road Tower One, Suite 1112 Rolling Meadows, Illinois 60008	HIIG Service Company	HIIG Service Company

Schedule 1 – Page 1

Address	Owner/Lessee	Record Owner
48 Headquarters’ Plaza North Tower – 9th Floor Morristown, NJ 07960-6897	Houston International Insurance Group, Ltd.	HIIG Service Company
14911 Quorum Drive Suite 310 Dallas, Texas 75254	HIIG Service Company	HIIG Service Company
1601 Northeast Expressway Valliance Tower, Suite 1305 Oklahoma City, Oklahoma 73118	Houston International Insurance Group, Ltd.	HIIG Service Company
4 High Street Suite 206 North Andover, Massachusetts 01845	HIIG Service Company	HIIG Service Company
401 Edgewater Place Suite 125/130 Wakefield, MA 01880	HIIG Service Company	HIIG Service Company
75 Valley Stream Parkway Suite 250 Malvern, Pennsylvania 19355	HIIG Service Company	HIIG Service Company
8800 E. Raintree Drive Raintree Corporate Center IV, Suite 260 Scottsdale, Arizona 85260	Houston International Insurance Group, Ltd.	HIIG Service Company
111 North Magnolia Avenue 15th Floor, Suite 1525 Orlando, Florida 32801	HIIG Service Company	HIIG Service Company

Address	Owner/Lessee	Record Owner
600 Town Park Lane Ravine Two, Suite 500 Kennesaw, Georgia 30144	HIIG Service Company	HIIG Service Company
547 North Mout Juliet Suite 275 Mount Juliet, Tennessee 37122	HIIG Service Company	HIIG Service Company

The Remainder of This Page Is Intentionally Left Blank.

Schedule 2	Registered Patents

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Patent No.	Issue Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 2 – Page 1

Schedule 3	Patent Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Serial No.	Filing Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 3 – Page 1

Schedule 4	Registered Trademarks

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Trademark	Registration No.	Int’l Class Covered	Goods or Services Covered	Date Registered	Country of Registration
HIIG	Owner	Stylized letters “HII”	4,101,286	36	Insurance Services	2.21.2011	USA
Boston Indemnity Company, Inc.	Owner	Letters “BI” stylized	4,306,435	36	Financial Guarantee and Surety	3.19.2013	USA

The Remainder of This Page Is Intentionally Left Blank.

Schedule 4 – Page 1

Schedule 5	Trademark Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Trademark Application relates to following Trademark	Serial No.	Int’l Class Covered	Goods or Services Covered	Date of Application	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 5 – Page 1

Schedule 6	Registered Copyrights

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Serial No.	Copyright	Issue Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 6 – Page 1

Schedule 7	Copyright Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registration No.	Copyright	Application Date	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 7 – Page 1

Schedule 8	Commercial Tort Claims

Case Name or Style	Case Number	Court in Which Pending
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 8 – Page 1

Schedule 9	Deposit Accounts

Bank	Branch Name, Street Address	ABA No.	Account No.	Account Name	Account Type
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	114000093	509947795	Houston International Insurance Group Ltd.	Deposit
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	114000093	00000280-710	Houston International Insurance Group Ltd.	Deposit

The Remainder of This Page Is Intentionally Left Blank.

Schedule 9 – Page 1

Schedule 10	Commodity Accounts

Commodity Intermediary	Street Address	Account Name	Account Number	Commodity Contract Description
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 10 – Page 1

Schedule 11	Securities Accounts

Securities Intermediary	Street Address	Account Name	Account Number	Securities Contract Description
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	Houston International Insurance Group, Ltd.	HA934	Custody
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	Houston International Insurance Group, Ltd	HA93402	Custody

The Remainder of This Page Is Intentionally Left Blank.

Schedule 11 – Page 1

Schedule 12	Letters of Credit

Bank Issuer	Branch Name, Street Address	Letter of Credit No.	Issue Date	Expiry	Face Amount
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 12 – Page 1

Schedule 13	Pledged Debt

Surplus Loan	20,000,000	Houston Specialty Insurance Company
Intercompany Grid Loan	2,000,000	HIIG Service Company

The Remainder of This Page Is Intentionally Left Blank.

Schedule 13 – Page 1

Schedule 14		Software
Software Name	Description	Nature of Debtor’s Interest (e.g. owner, licensee)	Licensee Name	Software Escrow Agent
Aviation Old	In house developed client server application for policy administration and claims administration.	Owner	HIIG Service Company	None
BizNet	General Ledger Reporting Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
BondPro	Administration and Billing software for surety division	Licensee	HIIG Service Company	None
CAS Application Services	Accounts Payable system	Owner	HIIG Service Company	None
CAS Reports	Reporting system	Owner	HIIG Service Company	None
Cash-Rex	Web application to claim a cash receipt coming in treasury.	Owner	HIIG Service Company	None
CCR Consolidated Claims Repository	Consolidated Claims Repository	Owner	HIIG Service Company	None

Schedule 14 – Page 1

Schedule 14		Software
Citrix NetScaler	Application Delivery Controller (Load Balancer) and Citrix WebInterface	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Citrix Provisioning Services	Creates XenApp virtual desktops	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Citrix XenApp	Provides Remote Desktops to end users	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Compliance Database - ACDD	Web based application for accounting compliance department for tracking different data calls needed by the states and various agencies.	Owner	HIIG Service Company	None
Compliance Reporting	Report preparation and submission is outsourced. Contracted with IDP and Perr & Knight. Both Internal and External	Owner	HIIG Service Company	None
Crystal Reports	Reporting for General Ledger System	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Dashboard - G&G	Client Server application used to collect Policy and Claim data for G&G program.	Owner	HIIG Service Company	None

Schedule 14 – Page 2

Schedule 14		Software
Dashboard - UCA	Client Server application used to collect Policy and Claim data for UCA program.	Owner	HIIG Service Company	None
FSI Track	Unclaimed property tracking system	Licensee	HIIG Service Company	None
Genesis Data Mart	An in house developed data collection and reporting application for the HIIG MGU DIVISION. This application is used by the Program accounting team to validate and prepare data for the GL system	Owner	HIIG Service Company	None
HIIG Global	Customized Policy Administration system	Licensee	GMIC	None
HRCDD	Human Resource Compliance Department Database	Owner	HIIG Service Company	None
ImageRight	Document management and workflow application used by all underwriting departments.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
IMS CBP	Policy Administration Software	Licensee	IIC	None

Schedule 14 – Page 3

Schedule 14		Software
IMS Hospitality	Policy Administration Software	Licensee	IIC	None
IMS MPI	Policy Administration Software	Licensee	IIC	None
IMS Pest Control	Policy Administration and Invoicing Software	Licensee	IIC	None
IMS PVI	Policy Administration Software	Licensee	IIC	None
IMS PVI Sentinel	Policy Administration Software	Licensee	IIC	None
IPAS – property, energy, aviation	An in house developed client server application for policy administration and claims administration for various departments.	Owner	HIIG Service Company	None
Kyriba	Treasury Work Station	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None

Schedule 14 – Page 4

Schedule 14		Software
Merge Form Manager	Policy Issuance Software	Owner	HIIG Service Company	None
Netrate	Rating Engine	Licensee	HIIG Service Company	None
Portal for Exterminator Pro	Selectsys Agency portal for Exterminator Pro IMS Platform	Licensee	HIIG Service Company	None
RCT	Risk Control Technology	Licensee	HIIG Service Company	None
Risk Master Business Objects	Business Objects reporting for Riskmaster Accelerator Claims system	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Riskmaster Accelerator	HIIG Internal Claims system.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SICSNT Business Objects	Desktop query tool used to run the reports on Old SICSNT database. Not being used anymore. (Retired)	Licensee	Houston International Insurance Group, Ltd. (HIIG) – per it this has been retired	None

Schedule 14 – Page 5

Schedule 14		Software
SICSNT P&C Workstation	Vendor supported client server application that is used to manage Reinsurance.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SOVOS Taxport	Vendor supported system to process year end taxes	Licensee	HIIG Service Company	None
SunGard EAS	Corporate General Ledger and Accounts Payable Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SunGard iWorks Statutory	Annual and Quarterly statements for the Insurance Companies Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 14 – Page 6

Schedule 15	Internet Addresses
Domain Name	Registered Owner	Domain Registration Provider
BHIAINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUAINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
BUNKERHILLUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
DELOSINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy
GMICINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
GMINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.COMPANY	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.INSURE	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.NET	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.US	Houston International Insurance Group, Ltd.	GoDaddy
HIIGAH.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCONSTRUCTION.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCREATIVESOLUTIONS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCRU.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG-ELITE.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGENERGY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGEXTERMINATORS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGHOSPITALITY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy

Schedule 15 – Page 1

Schedule 15	Internet Addresses
HIIGMINING.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPESTCONTROL.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPROFESSIONAL.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSERVICE.COMPANY	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSERVICECOMPANY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSURETY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUA.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGXTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONIIG.COM	Houston International Insurance Group, Ltd.	GoDaddy
IMPERIUMINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
IMPERIUMINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy
OKLAHOMASPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
OKSIC.COM	Houston International Insurance Group, Ltd.	GoDaddy
XTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
CONTROL4UNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
CRUINS.COM	Houston International Insurance Group, Ltd.	Network Solutions
HIIGEXTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGEXTERMINATORPROS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGLIFE.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGMGUPARTNERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSAFETY.COM	Houston International Insurance Group, Ltd.	GoDaddy

Schedule 15 – Page 2

Schedule 15	Internet Addresses
HIIGSPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUW.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTYINS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTYINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
SWIP.US	Houston International Insurance Group, Ltd.	Network Solutions

The Remainder of This Page Is Intentionally Left Blank.

Schedule 15 – Page 3

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), is made as of [▲], 20[▲], by HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware limited partnership (“Grantor”), in favor of PROSPERITY BANK (“Secured Party”).

BACKGROUND.

Pursuant to the Credit Agreement dated as of ____________ __, 2019 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”), between Grantor and Secured Party, Secured Party has extended a commitment to make a Term Loan to Borrower;

In connection with the Credit Agreement, Grantor has executed and delivered the Security Agreement dated as of ____________ __, 2019 (such agreement, together with all amendments and restatements thereto, the “Security Agreement”);

As a condition precedent to the making of the Term Loan under the Credit Agreement, Grantor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Indebtedness; and

Grantor has duly authorized the execution, delivery and performance of this Agreement.

AGREEMENT.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Secured Party to make the Term Loan pursuant to the Credit Agreement and to extend credit to or for the benefit of Grantor, Grantor agrees, for the benefit of Secured Party as follows:

1.            Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

“Trademark License” means any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

“Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any governmental authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (d) all rights to use and/or sell any of the foregoing.

2.            Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness, Grantor does hereby mortgage, pledge and hypothecate to Secured Party, and grant to Secured Party a security interest in all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired by it:

(a)            all Trademarks, including all Trademarks referred to in Item A of Attachment 1 attached hereto;

(b)            all applications for Trademarks, including each Trademark application referred to in Item B of Attachment 1 attached hereto; and

(c)            all Trademark Licenses, including all Trademark Licenses referred to in Item A of Attachment 1 attached hereto; and

(d)            all proceeds and products of the foregoing, including, without limitation, insurance payable by reason of loss or damage to the foregoing.

3.            Security Agreement. This Agreement has been executed and delivered by Grantor for the purpose of registering the security interest of Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in the United States and any state thereof. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

4.            Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

5.            Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

6.            Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

The Remainder of This Page Is Intentionally Left Blank.

2

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

By:
Print Name:
Print Title:

3

PROSPERITY BANK, a Texas state bank

By:
Print Name:
Print Title:

4

ATTACHMENT I

to Trademark Security Agreement

Item A	Registered Trademarks

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Trademark	Registration No.	Int’l Class Covered	Goods or Services Covered	Date Registered	Country of Registration
HIIG	Owner	Stylized letters “HII”	4,101,286	36	Insurance Services	2.21.2011	USA
Boston Indemnity Company, Inc.	Owner	Letters “BI” stylized	4,306,435	36	Financial Guarantee and Surety	3.19.2013	USA

The Remainder of This Page Is Intentionally Left Blank.

Item B	Trademark Applications

Applicant	Nature of Grantor’s Interest (e.g. owner, licensee)	Trademark Application relates to following Trademark	Serial No.	Int’l Class Covered	Goods or Services Covered	Date of Application	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

EXHIBIT D

COMPLIANCE CERTIFICATE

Credit Agreement (HIIG)	Exhibit D

Compliance Certificate

Financial Statement Date:__________

To: Prosperity Bank

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of December 6, 2019 (such agreement, together with all amendments and restatements thereto, the “Agreement”; the terms defined therein being used herein as therein defined), among Houston International Insurance Group, Ltd. (“Borrower”) and Prosperity Bank (“Lender”).

The undersigned hereby certifies as of the date hereof that [he][she] is the [chief financial officer][treasurer] and an Authorized Signatory of Borrower and that, as such, [he][she] is authorized to execute and deliver this Certificate to Lender on the behalf of Borrower and that:

[Use following for fiscal year-end financial statements required by Section 6.2(a)(i)]

Attached hereto as Exhibit 6.2(a)(i) are annual audited consolidated Financial Statements, showing the consolidated financial condition and results of operations of Borrower and its consolidated Subsidiaries as of, and for the year ended on, such last day, accompanied by an opinion of Auditors containing only qualifications (including qualifications as to the scope of the examination) and emphasis reasonably acceptable to Lender, which opinion states that said consolidated Financial Statements have been prepared in accordance with GAAP consistently applied, and that the examination of Auditors in connection with such consolidated Financial Statements has been made in accordance with generally accepted auditing standards, and that said consolidated Financial Statements present fairly the consolidated financial condition of Borrower and its consolidated Subsidiaries and their results of operations.

Attached hereto as Exhibit 6.2(a)(i)(A) is a certificate of the chief financial officer of Borrower, which certificate states that said Financial Statements present fairly the financial condition of Borrower and its consolidated Subsidiaries and their results of operations.

Attached hereto as Exhibit 6.2(a)(i)(B) a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower and Subsidiaries.

[Use following for fiscal year-end financial statements required by Section 6.2(a)(ii)]

Attached hereto as Exhibit 6.2(a)(ii) are annual unaudited consolidated Financial Statements, showing the consolidated and consolidating financial condition and results of operations of Borrower and its consolidated Subsidiaries as at, and for the year ended on, such last day.

Attached hereto as Exhibit 6.2(a)(ii)(A) is a certificate of the chief financial officer of Borrower, which certificate states that said Financial Statements present fairly the financial condition of Borrower and its consolidated Subsidiaries and their results of operations.

Compliance Certificate – Page 1

Attached hereto as Exhibit 6.2(a)(ii)(B) is a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower and Subsidiaries.

[Use following for the fiscal year-end financial statements required by Section 6.2(c)]

Attached as Exhibit 6.2(d) is a copy of the final annual consolidated and consolidating operating budget and projections of Borrower and Subsidiaries for such fiscal year in form and substance satisfactory to Lender.

[Use following for the fiscal quarter-end financial statements required by Section 6.2(b)(i)]

Attached as Exhibit 6.2(b)(i) are unaudited consolidated and consolidating Financial Statements, showing the consolidated financial condition and results of operations of Borrower and its consolidated Subsidiaries as of, and for the quarter ended on, such last day (subject to year-end adjustment), a cash flow analysis, and which shall include (with respect to the financial statements prepared for the first three fiscal quarters of such fiscal year of Borrower) an income statement for the fiscal year through such last day, prepared in accordance with GAAP.

Attached as Exhibit 6.2(b)(i)(A) is a certificate of the chief financial officer of Borrower, which certificate states that said Financial Statements present fairly the financial condition of Borrower and its consolidated Subsidiaries and their results of operations.

Attached as Exhibit 6.2(b)(i)(B) is a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower and its Subsidiaries.

[Use following for fiscal quarter-end financial statements required by Section 6.2(b)(iii)]

Attached hereto as Exhibit 6.2(g) is a Litigation Report for such fiscal quarter.

[select one:]

[No Default or Event of Default exists.][The following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

The financial covenant analyses and information set forth on the attached Schedule 1 are true and accurate on and as of the date of this Certificate.

THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.

Compliance Certificate – Page 2

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of

_____________________, _________________

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:
Print Name:
Print Title:

Compliance Certificate (HIIG) – Signature Page

Schedule 1

Schedule 1 to Compliance Certificate –Page 1

EXHIBIT E

GUARANTY

Credit Agreement (HIIG)	Exhibit E

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is made as of the 6th day of December, 2019, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

1.            Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

(a)            “Lender” means PROSPERITY BANK, a Texas banking association, whose address for notice purposes is the following:

5851 Legacy Circle, Suite 1200

Plano, Texas 75024

Attn: Todd Coultas

(b)            “Borrower” means Houston International Insurance Group, Ltd., a Delaware limited partnership.

(c)            “Credit Agreement” means the Credit Agreement dated as of the date hereof, between Borrower and Lender, together with all amendments and restatements thereto.

(d)            “Guarantor” means HIIG SERVICE COMPANY, a Delaware corporation, and HIIG UNDERWRITERS AGENCY, INC., a Texas corporation, whose address for notice purposes is the following:

800 Gessner Road, 6th Floor

Houston, Texas 77024

Attn: Legal Department

(e)            “Guaranteed Indebtedness” means (i) all obligations now or hereafter existing of Borrower and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (ii) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness described in this definition of “Guaranteed Indebtedness,” (iii) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including, without limitation, all Attorney Costs, and (iv) all renewals, extensions, modifications, restructurings and rearrangements of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness.”

Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.            Obligations. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. Notwithstanding anything in this Guaranty to the contrary, the obligations of Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of Guarantor pursuant to (a) applicable Law, or (b) any agreement providing for rights of subrogation, reimbursement or contribution in favor of Guarantor, or for an equitable allocation among Guarantor, Borrower, any other Obligor, and any other Person of obligations arising under guaranties or grants of collateral by such Persons.

3.            Character of Obligations.

(a)            This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor’s obligations hereunder are irrevocable, except as provided in Section 25. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)             Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness or other obligations owing to Lender secured by such collateral.

(c)            Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and Guarantor’s obligations hereunder shall continue until Lender has received payment in full of the Guaranteed Indebtedness and all obligations of Lender to extend credit under the Loan Documents are terminated.

(d)            Guarantor’s obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, (i) the amount of credit which Lender may extend to Borrower, (ii) the number of transactions between Lender and Borrower, (iii) payments by Borrower to Lender or (iv) Lender’s allocation of payments by Borrower.

2

(e)           Without further authorization from or notice to Guarantor, Lender may (i)  compromise, accelerate or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, (ii) increase or reduce the rate of interest thereon, (iii) release or add any one or more guarantors or endorsers, (iv) consent to departure from any requirement of the Loan Agreement or any other Loan Document, or (v) allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

4.            Representations and Warranties. Guarantor hereby represents and warrants the following to Lender:

(a)            This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the requisite number of its directors have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

(b)            Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and each other Obligor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

(c)            Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and each other Obligor, and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

(d)            Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party or its property is subject; (ii) any Law or order of any Governmental Authority to which Guarantor or its property is subject; or (iii) its articles of organization, certificate of formation or company agreement or other organization and governance documents; and

(e)            Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

(f)            The Financial Statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the Financial Statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

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(g)            As of the date hereof, after giving effect to this Guaranty and the obligations evidenced hereby, Guarantor is and will be Solvent; and

(h)            Guarantor has not entered into this Guaranty or any of the other Loan Documents to which it is a party or its property is subject with the intent to hinder, delay or defraud any creditor.

5.             Covenants. Guarantor hereby covenants and agrees with Lender as follows:

(a)            Guarantor shall not sell, lease, transfer, encumber, pledge or otherwise dispose of any material portion of Guarantor’s assets or any interest therein except in the ordinary course of Guarantor’s business and excluding the outstanding pledge of all capital stock of Guarantor to a creditor of the sole shareholder of Guarantor, without Lender’s prior written consent or except as permitted in the Loan Documents; and

(b)            Guarantor shall furnish to Lender, as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year of Guarantor, the consolidated annual audited Financial Statements of Borrower, which incorporates the financial condition and results of operations of Guarantor as of, and for the year ended on, such last day; and

(c)            Guarantor shall furnish to Lender, as soon as available, but in any event within sixty (60) days after the last day of each of the first three fiscal quarters of Guarantor, unaudited consolidated Financial Statements of Borrower, which incorporates the financial condition and results of operations of Guarantor as of, and for the fiscal quarter ended on, such last day; and

(d)            Guarantor shall promptly furnish to Lender at any time and from time to time such other Financial Statements and any other information as the Lender may require, in form and substance satisfactory to Lender, so long as such request does not require separate Financial Statements for each Guarantor which are separate from the Borrower’s consolidated Financial Statements; and

(e)            Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor or its property; and

(f)            Guarantor shall promptly inform Lender of (i) any Litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a Default under any of the Loan Documents; (ii) any claim or controversy which might become the subject of such Litigation or governmental investigation; (iii) any of Guarantor’s representations no longer being true, accurate and complete in all material respects; and (iv) any material adverse change in the financial condition of Guarantor.

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6.             Consent and Waiver.

(a)            Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including, without limitation, giving any notice of Default or any other notice to, or making any demand on, Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person.

(b)            Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 43 of the Texas Civil Practice and Remedies Code and to the extent Guarantor is subject to the Texas Revised Partnership Act (“TRPA”) or Section 152.306 of the Texas Business Organizations Code (“BOC”), compliance by Lender with Section 3.05(d) of TRPA and Section 152.306(b) of BOC, as each is in effect on the date of this Guaranty or as it may be amended from time to time.

(c)            Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower, any other Obligor or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower or any other Obligor to the satisfaction and liquidation of the indebtedness or obligations of Borrower and each other Obligor to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower, any other Obligor or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

(d)            Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower, any other Obligor or any other Person liable to Lender for all or any part of the Guaranteed Indebtedness, including, without limitation, that a judgment first be rendered against Borrower, any other Obligor or any other Person, or that Borrower, any other Obligor or any other Person should be joined in such cause, or (ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender’s right, at its option, to proceed against Borrower, any other Obligor or any other Person, or against any collateral, whether by separate action or by joinder.

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(e)            IN ADDITION TO ANY OTHER WAIVERS, AGREEMENTS AND COVENANTS OF GUARANTOR SET FORTH HEREIN, GUARANTOR HEREBY FURTHER WAIVES AND RELEASES (AND SHALL NOT BRING ANY CLAIM RELATED TO) ALL CLAIMS, CAUSES OF ACTION, DEFENSES AND OFFSETS FOR ANY ACT OR OMISSION OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS IN CONNECTION WITH LENDER’S ADMINISTRATION OF THE GUARANTEED INDEBTEDNESS, EXCEPT FOR LENDER’S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE.

(f)            Guarantor grants to Lender a contractual security interest in, and hereby grants control of, assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor’s right, title and interest in and to Guarantor’s accounts with Lender (whether checking, savings or some other account), including, without limitation, all accounts held jointly with another person and all accounts Guarantor may open in the future, excluding all IRA and Keogh accounts and all trust and fiduciary accounts for which the grant of a security interest would be prohibited by Law or contract. Guarantor authorizes Lender, if an Event of Default hereunder or under the Credit Agreement occurs and to the extent not prohibited by applicable Law, to charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts.

(g)            To the extent not prohibited by applicable law, Guarantor waives (i) each of Guarantor’s rights or defenses, regardless of whether they arise, under (A) Rule 31 of the Texas Rules of Civil Procedure, (B) Section 17.001 of the Texas Civil Practice and Remedies Code, or (C) any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law, and (ii) any and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law. The parties intend that Guarantor shall not be considered a “debtor” as defined in Section 9.102 of the Texas Business and Commerce Code (and any successor statute thereto), as amended.

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7.            Obligations Not Impaired.

(a)            Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate, company, partnership or trust power, as appropriate, of Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of Law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any Lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by Law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness (other than final payment in full in cash of the Guaranteed Indebtedness; or (xi) the application by Lender of the proceeds from the sale, foreclosure or other realization of or on any collateral for the Guaranteed Indebtedness to any other indebtedness or obligations secured by such collateral.

(b)            This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other Obligor, or any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

(c)            None of the following shall affect Guarantor’s liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower or any other Obligor by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by Law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

8.            Actions Against Guarantor. If an Event of Default exists (including a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise), Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender’s address set forth in Section 1(a) above. In order to collect payment, one or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower or any other Obligor is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty, any other Loan Document or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

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9.             Payment by Guarantor. Whenever Guarantor makes any payment to Lender which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a)   personal delivery to the address and designated department of Lender identified in Section 1(a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Section 1(a) above. In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

10.         Default. The failure or refusal of Guarantor punctually and properly to perform, observe and comply with any covenant, agreement or condition contained herein shall immediately constitute an "Event of Default" hereunder and under the Credit Agreement.

11.         Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Section 1(d) above, ten (10) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held.

12.         Waiver by Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

13.         Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor’s successors and permitted assigns, including, without limitation, any Person obligated by operation of Law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

14.         Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses, including, without limitation, all Attorney Costs, incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

15.         Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

16.         No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

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17.            Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

18.            Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. This Guaranty, whether general, specific and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor in favor of Lender or assigned to Lender by others.

19.            Governing Law, Venue. This Guaranty is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty, any other Loan Document or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Collin County, Texas.

20.            Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty, any other Loan Document or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non-usurious interest rate as may be authorized by applicable Law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable Laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said Law.

21.            Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

22.            Captions. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

23.            No Subrogation. Notwithstanding any payment or payments by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower, any other Obligor or any other Person or any guarantee or right of offset held by Lender of the payment of the Guaranteed Indebtedness, nor shall Guarantor seek or be entitled to any reimbursement or contribution from Borrower, any other Obligor, or any other Person in respect of payments made by Guarantor hereunder, until all amounts owing to Lender by Borrower on account of the Guaranteed Indebtedness are indefeasibly paid in full in cash and all obligations of Lender to extend credit under the Loan Documents are terminated. If any amount shall be paid to Guarantor on account of the subrogation rights at any time when all of the Guaranteed Indebtedness has not been indefeasibly paid in full in cash, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, immediately upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required), to be applied against the Guaranteed Indebtedness, whether matured or unmatured, in such order as Lender may determine.

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24.            Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

25.            Right of Revocation. Guarantor understands and agrees that Guarantor may revoke its future obligations under this Guaranty at any time by giving Lender written notice that Guarantor will not be liable hereunder for any indebtedness or obligations of Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Lender receives such notice delivered either by: (a) personal delivery to the address and designated department of Lender identified in Section 1(a) above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Lender at the address shown in Section 1(a) above. Notwithstanding such revocation, Guarantor shall remain liable on its obligations hereunder until payment in full to Lender of (a) all of the Guaranteed Indebtedness that is outstanding on the effective date of such revocation, and any renewals and extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the effective date of such revocation pursuant to the obligation of Lender under a commitment or agreement (including the Loan Documents) made to or with Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Section 6 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if such revocation had not been made by Guarantor.

The Remainder of This Page Is Intentionally Left Blank.

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EXECUTED as of the date first above written.

GUARANTOR:

HIIG SERVICE COMPANY, a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

HIIG UNDERWRITERS AGENCY, INC., a Texas corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

[Signature Page to Guaranty Agreement]

EXHIBIT F

ARBITRATION AND NOTICE OF FINAL AGREEMENT

Credit Agreement (HIIG)	Exhibit F

EXHIBIT G

REVOLVING LOAN NOTE

Credit Agreement (HIIG)	Exhibit G

EXHIBIT H

REVOLVING LOAN NOTICE

Date ____________

Prosperity Bank

Attn: Carey Womble

5851 Legacy Circle

Suite 1200

Plano, Texas 75024

Re:	Credit Agreement (the “Agreement”), dated December 6, 2019 among Houston International Insurance Group, Ltd., as Borrower, and Prosperity Bank, as Lender.

1.	Pursuant to Section 2.2(b) of the Agreement, the undersigned hereby requests a Revolving Borrowing from Lender in an aggregate amount of $_____________ ($50,000 increments)

2.	The requested Borrowing Date is: ___________________

3.	The outstanding Revolving Borrowings under the Agreement after giving effect to this request will equal $__________________

4.	The proceeds of the requested Revolving Borrowing are requested to be remitted to the following account of the Borrower:

Bank: Prosperity Bank

Routing No.:_____________

Account No.:_____________

Account Name: Houston International Insurance Group, Ltd.

Please contact _________at (___) ___-____ or ________________ with any questions or instructions.

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

By:
Name:
Its:

Credit Agreement (HIIG)	Exhibit H

Credit Agreement

Index of Schedules

5.1(m)	Insurance
5.1 (n)	Existing Debt
5.1 (o)	Existing Litigation
5.1 (p)	Investment Portfolio and Policy
5.1 (q)	Governmental Approvals
Schedule 8.3	Borrower and Subsidiary Entity Information
Schedule 8.4	Off-Balance Sheet Liabilities
Schedule 8.6	Existing Litigation
Schedule 8.7	Existing Debt
Schedule 8.8	Existing Investments
Schedule 8.13	Licensed Jurisdiction
Schedule 8.15	ERISA Plans
Schedule 10.2	Notice Addresses

Credit Agreement (HIIG)

# Schedule 5.1(m)

## Insurance

ACORD

**CERTIFICATE OF LIABILITY INSURANCE**

DATE (MM/DD/YYYY) 11/01/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER 1-214-363-4433
Holmes Murphy & Associates
12712 Park Central Dr., Suite 100
Dallas, TX 75251

CONTACT NAME: Juanita Velasques
PHONE (A/C, No, Ext): 214-265-6628 FAX (A/C, No):
E-MAIL ADDRESS: jvelasques@holmesmurphy.com

| INSURER(S) AFFORDING COVERAGE | NAIC # |
|---|---|
| INSURER A: GREAT NORTHERN INS CO | 20303 |
| INSURER B: FEDERAL INS CO | 20281 |
| INSURER C: CHUBB IND INS CO | 12777 |
| INSURER D: | |
| INSURER E: | |
| INSURER F: | |

INSURED
HIIG Service Company
800 Gessner Road #600
Houston , TX 77024

**COVERAGES** CERTIFICATE NUMBER: 57738982 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

| INSR LTR | TYPE OF INSURANCE | ADDL INSD | SUBR WVD | POLICY NUMBER | POLICY EFF (MM/DD/YYYY) | POLICY EXP (MM/DD/YYYY) | LIMITS | |
|---|---|---|---|---|---|---|---|---|
| A | X COMMERCIAL GENERAL LIABILITY | | | 35921682 | 04/01/19 | 04/01/20 | EACH OCCURRENCE | $ 1,000,000 |
| | CLAIMS-MADE X OCCUR | | | | | | DAMAGE TO RENTED PREMISES (Ea occurrence) | $ 1,000,000 |
| | | | | | | | MED EXP (Any one person) | $ 5,000 |
| | | | | | | | PERSONAL & ADV INJURY | $ 1,000,000 |
| | GEN'L AGGREGATE LIMIT APPLIES PER: | | | | | | GENERAL AGGREGATE | $ 2,000,000 |
| | POLICY PRO-JECT X LOC | | | | | | PRODUCTS - COMP/OP AGG | $ 2,000,000 |
| | OTHER: | | | | | | | $ |
| A | AUTOMOBILE LIABILITY | | | 73565797 | 04/01/19 | 04/01/20 | COMBINED SINGLE LIMIT (Ea accident) | $ 1,000,000 |
| | X ANY AUTO | | | | | | BODILY INJURY (Per person) | $ |
| | OWNED AUTOS ONLY / SCHEDULED AUTOS | | | | | | BODILY INJURY (Per accident) | $ |
| | HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY | | | | | | PROPERTY DAMAGE (Per accident) | $ |
| | | | | | | | | $ |
| B | UMBRELLA LIAB X OCCUR | | | 79867785 | 04/01/19 | 04/01/20 | EACH OCCURRENCE | $ 10,000,000 |
| | EXCESS LIAB CLAIMS-MADE | | | | | | AGGREGATE | $ 10,000,000 |
| | DED RETENTION $ | | | | | | | $ |
| C | WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N | | | 71750639 | 04/01/19 | 04/01/20 | PER STATUTE / OTH-ER | |
| | ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) | N/A | | | | | E.L. EACH ACCIDENT | $ 1,000,000 |
| | If yes, describe under DESCRIPTION OF OPERATIONS below | | | | | | E.L. DISEASE - EA EMPLOYEE | $ 1,000,000 |
| | | | | | | | E.L. DISEASE - POLICY LIMIT | $ 1,000,000 |

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

**CERTIFICATE HOLDER**

**CANCELLATION**

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) The ACORD name and logo are registered marks of ACORD astraintx
57738982

Credit Agreement (HIIG)

Credit Agreement (HIIG) Schedule 5.1(m) Insurance

ACORD

# EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY) 11/01/2019

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY — PHONE (A/C, No, Ext): 1-214-363-4433
Holmes Murphy & Associates
12712 Park Central Dr., Suite 100
Dallas, TX 75251

FAX (A/C, No):
E-MAIL ADDRESS:
CODE:
SUB CODE:
AGENCY CUSTOMER ID #:

COMPANY
GREAT NORTHERN INS CO

INSURED
HIIG Service Company
800 Gessner Road #600
Houston , TX 77024

LOAN NUMBER:
POLICY NUMBER: 35921682
EFFECTIVE DATE: 04/01/19
EXPIRATION DATE: 04/01/20
CONTINUED UNTIL TERMINATED IF CHECKED: [ ]
THIS REPLACES PRIOR EVIDENCE DATED:

## PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

## COVERAGE INFORMATION

PERILS INSURED: BASIC [ ] BROAD [ ] SPECIAL [X]

| COVERAGE / PERILS / FORMS | AMOUNT OF INSURANCE | DEDUCTIBLE |
|---|---|---|
| Business Personal Property | 2,147,076 | 1,000 |
| Business Income | 331,150 | 24Hours |

## REMARKS (Including Special Conditions)

## CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

## ADDITIONAL INTEREST

NAME AND ADDRESS

[ ] ADDITIONAL INSURED [ ] LENDER'S LOSS PAYABLE [ ] LOSS PAYEE
[ ] MORTGAGEE
LOAN #
AUTHORIZED REPRESENTATIVE

ACORD 27 (2016/03)
57738979
astraintx

© 1993-2015 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

Credit Agreement (HIIG)

Credit Agreement (HIIG)

Schedule 5.1(n)

Existing Debt

Debt	Amount	Lender
Trust Preferred	59,794,000	Willmington Trust
Term Loan	25,000,000	Frost Bank
Term Loan	15,000,000	Zions Bank
Revolving Line of Credit	25,000,000	Frost Bank
Revolving Line of Credit	25,000,000	Zions Bank
Subordinated Debt	8,000,000	EJF Portfolio Vehicle I LLC
Subordinated Debt	8,000,000	Embassy & Co
Subordinated Debt	4,000,000	Blackstone Diversified Multi-Strategy Fund
Earnout	1,000,000	Riscom Insurance Services
Earnout	1,076,000	Capital Risk Underwriters
Earnout	1,108,000	Creative Risk Underwriters

Total	172,978,000

Credit Agreement (HIIG)

Schedule 5.1(o)

Existing Litigation

(Schedule provided in accordance with the definition, not the reporting requirements of 8.6)

To come.

Credit Agreement (HIIG)

Schedule 5.1 (p)

Investment Portfolio and Policy

To come

Credit Agreement (HIIG)

Schedule 5.1 (q)

Governmental Approvals and Notices

None.

Credit Agreement (HIIG)

Schedule 8.3

Borrower and Subsidiary Entity Information

Entity	State of Incorporation	Organizational Identification Number	Authorized Capital Stock	Issued and Outstanding Capital Stock
Houston International Insurance Group	Delaware	4088293 NAIC #: 00297	68,000,000 authorized shares of common stock: 2,000,000 shares of preferred stock	66,192,625 shares of voting common stock
HIIG Service Company	Delaware	5166940	3,000 authorized shares of common stock	1,000 shares (100% ownership) of the common stock owned by Borrower
HIIG Underwriters Agency, Inc.	Texas	77503900	1,000 authorized shares of common stock; 9,000 authorized shares of preferred stock	1,000 shares (100% ownership) of the common stock owned by Borrower
Houston Specialty Insurance Company	Domiciled in Texas	TDI#: 13814027 NAIC #: 12936	5,000,000 authorized shares of common stock	3,000,000 shares (100% ownership) of the common stock owned by Borrower
Oklahoma Specialty Insurance Company	Oklahoma	312338534	1,000,000 authorized shares of common stock	1,000,000 shares (100% ownership) of the common stock owned by Boston Indemnity Company, Inc.
Imperium Insurance Company	Domiciled in Texas	TDI#: 93584 NAIC#: 35408	5,000,000 authorized shares of common stock	4,200,000 shares (100% ownership) of the common stock owned by Houston Specialty Insurance Company
Great Midwest Insurance Company	Domiciled in Texas	TDI#: 5785 NAIC #: 18694	6,000,000 authorized shares of common stock	4,450,000 shares (100% ownership) of the common stock owned by Imperium Insurance Company
Boston Indemnity Company, Inc.	South Dakota	46-0310317	15,000 authorized shares of common stock	12,500 shares of (100% ownership) the common stock owned by Great Midwest Insurance Company

Credit Agreement (HIIG)

HIIG Stockholders

Shareholder	Number of Shares
Westaim HIIG Limited Partnership	47,012,125
Stephen L. Way	3,674,016
Argo Re, Ltd	2,324,225
Freedom Markets, LP	1,265,024
VLJ Trust [2]	1,036,716
International General Insurance Co., Ltd.	995,043
Crane Private Equity, Ltd.	937,637
Marquis Lafayette, LLC.	859,500
Juniper Trust[2]	744,156
Barry J. Cook	666,764
Eastwood Trust	643,975
TIG Insurance Company	595,325
Mark Haushill[1]	588,328
Nida T. Godfrey	407,041
Peter B. Smith[1]	402,082
L. Byron Way[1,2,3]	355,421
Rhonda N. Kemp[1,2]	299,032
Detlef Steiner	248,620
Suretec Insurance Company	240,256
Philip Schuyler, LLC.	234,409
Westcliff Trust	206,072
The Servat Group LLC. [1]	197,945
Robin Roberts[1]	196,327
Deborah StiffleBean, Michael R. Wilson and Christopher S. Wilson[2]	184,976
Sharyn Way Gebot[2]	170,092
Steven R. Brooks[2]	170,092
Renee J. Montgomery	129,106
Richard W. Hitch	114,186
James H. Godfrey, Jr. [1]	109,496
Susan Swails	92,710
Douglas C. Davies	87,596

Credit Agreement (HIIG)

Shareholder	Number of Shares
Edward H. Ellis	82,307
Charles Lamberta	62,032
David Burgess[1]	58,832
Arthur Seifert	57,406
John Garner[3]	57,406
Lynn A. Cordes[1]	54,748
Leslie K. Shaunty	53,314
Cynthia L. Casale	49,384
Janet P. Yienger	43,798
Patsy Holbert Andrews	41,294
Joel Vaag	40,298
K. Sterling LLC	38,110
Cooper Wallach	37,503
Kirby A. Hill[1]	32,923
Peregrine Towneley	28,703
Mark Rattner	25,351
Robert E. Creager	24,692
Chase M. Clark[1]	21,900
Michael Baker[1]	20,150
Dan Bodnar[1]	18,170
Daniel Barrett	17,221
Paul DeRidder	17,221
Yan Ping Zhang	16,084
Michael Abdulahad	14,536
Rico Enerio[1]	13,169
Timothy D. Spacek[1]	12,062
Donna Green	11,082
Christopher A. Nichols[1]	10,950
Brian Featherstone[1]	9,834
John Greco[1]	9,806
Mike Leamanczyk	7,374
Donald K. Wilson[1]	4,380
Shawn A. Stinson	4,380

Credit Agreement (HIIG)

Shareholder	Number of Shares
William A. Carleton[1]	4,196
Craig Willey	3,716
Total Shares	66,192,625

1.	Indicates shares pledged to secure obligations of stockholder under outstanding note for shares purchased pursuant to the Employee Stock Purchase Program (unvested shares are pledged against notes).

2.	Indicates shares pledged to secure obligations of stockholder under the 2010 Stock Purchase Agreement between the former Class A Holders and former Class B Holders (as defined in the agreement) of Southwest Insurance Partners, Inc. (“SWIP”) (as extended by new notes executed effective as of December 20, 2013).

3.	Indicates shares pledged to secure obligations of stockholder under HIIG loan.

All shares listed on this Schedule are subject to the restrictions of transfer under that certain HIIG Amended and Restated Shareholders’ Agreement, dated as of March 12, 2014.

Credit Agreement (HIIG)

Schedule 8.4

Off-Balance Sheet Liabilities

To come

Credit Agreement (HIIG)	Schedule 8.4

Schedule 8.6

Existing Litigation

To come.

Credit Agreement (HIIG)	Schedule 8.7

Schedule 8.7

Existing Debt

Debt	Amount	Lender
Trust Preferred	59,794,000	Willmington Trust
Term Loan	25,000,000	Frost Bank
Term Loan	15,000,000	Zions Bank
Revolving Line of Credit	25,000,000	Frost Bank
Revolving Line of Credit	25,000,000	Zions Bank
Subordinated Debt	8,000,000	EJF Portfolio Vehicle I LLC
Subordinated Debt	8,000,000	Embassy & Co
		Blackstone Diversified Multi-Strategy
Subordinated Debt	4,000,000	Fund
Earnout	1,000,000	Riscom Insurance Services
Earnout	1,076,000	Capital Risk Underwriters
Earnout	1,108,000	Creative Risk Underwriters

Total	172,978,000

Credit Agreement (HIIG)	Schedule 8.7

Schedule 8.8

Existing Investments

To come

Credit Agreement (HIIG)	Schedule 8.8

Schedule 8.13

Licensed Jurisdiction

Great Midwest Insurance Company	Admitted all 50 states & DC

Imperium Insurance Company	Admitted all 50 states & DC

Houston Specialty Insurance Company	Non admitted surplus lines all 50 states - domiciled surplus lines in Texas

HIIG Underwriters Agency	Producer License in all 50 states/MGA License in TX

Credit Agreement (HIIG)	Schedule 8.13

Boston Indemnity Company
AL
AK
AZ
AR
CT
DC
DE
FL
GA
HI
ID
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT
NE
NV
NH
NM
NC
ND
OK
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI
WY

Credit Agreement (HIIG)	Schedule 8.13

Oklahoma Specialty Insurance Company
(Non admitted surplus lines)
AL
AK
AR
CO
CT
DE
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD
MA
MI
MS
MO
MT
NE
NV
NH
NJ
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI
WY

Credit Agreement (HIIG)	Schedule 8.13

HIIG Underwriters Agency
(Surplus Lines License)
AK
AR
AZ
CA
CT
CO
HI
IN
LA
MA
MD
MI
ND
NE
NJ
NM
NV
NY
OH
OK
OR
PA
TX
UT
WA
WY

Credit Agreement (HIIG)	Schedule 8.13

Houston Specialty Insurance Company
(As an Accredited Reinsurer)
AK
AL
AR
AZ
CA
DE
FL
GA
ID
IN
MS
MT
NC
NE
NH
NJ
NM
NY
OH
OK
OR
PA
RI
SC
SD
VT
VA
WV
WI
WY

Credit Agreement (HIIG)	Schedule 8.13

Schedule 8.15

ERISA Plans

Houston International Insurance Group and Subsidiaries

1.	Health Insurance (Blue Cross Blue Shield of Texas; self-insured with stop-loss)

2.	Health Spending Account (Discovery Benefits)

3.	Dental Insurance (Blue Cross Blue Shield of Texas)

4.	Vision Insurance (VSP Ventures)

5.	Long-Term Disability (Unum)

6.	Short Term Disability (Unum)

7.	Life Insurance & Accidental Death and Dismemberment (Unum)

8.	Supplemental Life Insurance & Accidental Death and Dismemberment (Unum)

9.	401(k) (Merrill Lynch)

10.	Section 125 Plan

11.	Wrap Document

Credit Agreement (HIIG)	Schedule 8.15

Schedule 10.2

Notice Addresses

Houston International Insurance Group

800 Gessner Road, Suite 600

Houston, TX 77024

Attention: Chief Financial Officer

With a copy to:

Same address as above

Attention: Legal Department

Credit Agreement (HIIG)	Schedule 10.2

PROMISSORY NOTE

(Term Loan Note)

$50,000,000.00	December 11, 2019

For value received, HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation, as principal (“Borrower”), promises to pay to the order of PROSPERITY BANK, a Texas banking association (“Lender”), at 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, or at such other address as Lender shall from time to time specify in writing, the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by Applicable Law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be. Capitalized terms not otherwise defined in this Note have the meaning specified in the Credit Agreement dated as of December 11, 2019, between Borrower and Lender (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

1.	Payment Terms.

(a)          Principal. Principal hereunder shall be due and payable in full on the Term Loan Maturity Date along with all accrued but unpaid interest thereon.

(b)          Interest. Accrued, unpaid interest shall be due and payable on each Interest Payment Date; interest being calculated on the unpaid principal each day principal is outstanding.

(c)          Order of Application. All payments of interest and principal made shall be credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as provided in the Credit Agreement.

(d)          Additional Payments. Principal and interest may also be due on other dates as provided in the Credit Agreement.

2.            Late Charge. If a payment is made more than 10 days after it is due, Borrower will be charged (subject to Paragraph 8), in addition to interest, a delinquency charge of (a) 5% of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged (subject to Paragraph 8) a delinquency charge of (a) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (b) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

3.	Interest Rate.

(a)          Subject to and in accordance with the terms of the Credit Agreement and Paragraphs 3(b) and 4 of this Note, the Term Loan Note shall bear interest on the outstanding principal amount thereof for the applicable Interest Period at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Eurodollar Basis plus the Applicable Margin.

 1

(b)          Subject to the provisions of Section 2.9 of the Credit Agreement and Paragraph 4, if at any time Lender has notified Borrower that the provisions of Sections 4.2 or 4.3 of the Credit Agreement apply, (i) all of the Term Loan shall become a Prime Rate Loan effective on the date on which Lender determines that the provisions of Section 4.2 of the Credit Agreement apply, and (ii) all of the Term Loan shall become a Prime Rate Loan on the last day of the current Interest Period applicable to the Term Loan if Lender determines that the provisions of Section 4.3 of the Credit Agreement apply and Borrower may not elect that the Term Loan be a Eurodollar Rate Loan until Lender notifies Borrower that the provisions of Sections 4.2 and 4.3 of the Credit Agreement no longer apply.

4.            Default Rate. If an Event of Default exists, subject to Section 2.9 of the Credit Agreement, and in addition to all other rights and remedies of Lender hereunder, interest shall accrue at a per annum rate, equal to the lesser of (a) the Default Rate, and (b) the Highest Lawful Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any Event of Default, and such accrued interest is a reasonable estimate of those damages and does not constitute a penalty.

5.            Prepayment. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without premium or penalty. Each prepayment shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Article IV of the Credit Agreement. Any prepayments shall be applied as provided in the Credit Agreement. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal as provided in the Credit Agreement. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at Lender’s Principal Office, or such other place as Lender shall designate in writing to Borrower.

6.            Default. It is expressly provided that if an Event of Default (other than an Event of Default described in Sections 9.1(d) or (e) of the Credit Agreement) exists, the holder of this Note may, at its option, without further notice or demand, (a) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (b) refuse to advance any additional amounts under this Note, (c) foreclose all Liens securing payment hereof, (d) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (e) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay all costs of collection, including Attorney Costs. It is expressly provided that upon the occurrence of an Event of Default specified in Section 9.1(d) or (e) of the Credit Agreement, and in addition to all other rights and remedies of Lender, the principal of and interest on the Term Loan and the Obligations and other amounts owed under the Loan Documents shall thereupon and concurrently therewith become due and payable, all without any action by Lender, or any holder hereof and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

7.            Joint and Several Liability; Waiver. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this Note without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by Law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

 2

8.            No Usury Intended; Usury Savings Clause. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by Applicable Law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by Applicable Law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

9.            Security. This Note has been executed and delivered pursuant to the Credit Agreement, and is secured by, inter alia, certain of the Loan Documents. The holder of this Note is entitled to the benefits and security provided in and subject to the terms of the Loan Documents.

10.          Texas Finance Code. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the “weekly ceiling” specified in such article is the applicable ceiling; provided that, if any Applicable Law permits greater interest, the Law permitting the greatest interest shall apply.

11.          Governing Law, Venue. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Collin County, Texas.

12.          Purpose of Loan. Borrower agrees that advances under this Note shall be used solely for the purposes stated in the Credit Agreement.

13.          Captions. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

The Remainder of This Page Is Intentionally Left Blank.

 3

BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Term Loan Note – Signature Page

REVOLVING PROMISSORY NOTE

$50,000,000.00	December 11, 2019

For value received, HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation (“Borrower”), does hereby promise to pay to the order of PROSPERITY BANK, a Texas banking association (“Lender”), at 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, or at such other address as Lender shall from time to time specify in writing, in lawful money of the United States of America, the sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00), or so much thereof as from time to time may be disbursed by Lender to Borrower under the terms of the Credit Agreement dated of even date herewith between Borrower and Lender (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”, capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement), and be outstanding, together with interest from date hereof on the principal balance outstanding from time to time as hereinafter provided. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by Applicable Law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

1.            Payment Terms. Interest only on amounts outstanding hereunder shall be due and payable on each Interest Payment Date until the Revolving Loan Maturity Date, when the entire amount hereof, principal and accrued interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as provided in the Credit Agreement.

2.           Late Charge. If a payment is made more than 10 days after it is due, Borrower will be charged (subject to Paragraph 8), in addition to interest, a delinquency charge of (a) 5% of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged (subject to Paragraph 8) a delinquency charge of (a) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (b) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

3.           Interest Rate.

(a)           Subject to and in accordance with the terms of the Credit Agreement and Paragraphs 3(b) and 4 of this Note, the Revolving Borrowing shall bear interest on the outstanding principal amount thereof for the applicable Interest Period at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Eurodollar Basis plus the Applicable Margin.

(b)           Subject to the provisions of Section 2.9 of the Credit Agreement and Paragraph 4, if at any time Lender has notified Borrower that the provisions of Sections 4.2 or 4.3 of the Credit Agreement apply, (i) all of the Revolving Borrowing shall become a Prime Rate Loan effective on the date on which Lender determines that the provisions of Section 4.2 of the Credit Agreement apply, and (ii) all of the Revolving Borrowing shall become a Prime Rate Loan on the last day of the current Interest Period applicable to the Revolving Borrowing if Lender determines that the provisions of Section 4.3 of the Credit Agreement apply and Borrower may not elect that the Revolving Borrowing be a Eurodollar Rate Loan until Lender notifies Borrower that the provisions of Sections 4.2 and 4.3 of the Credit Agreement no longer apply.

4.            Default Rate. If an Event of Default exists, subject to Section 2.9 of the Credit Agreement, and in addition to all other rights and remedies of Lender hereunder, interest shall accrue at a per annum rate equal to the lesser of (a) the Default Rate, and (b) the Highest Lawful Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any Event of Default, and such accrued interest is a reasonable estimate of those damages and does not constitute a penalty.

5.            Revolving Line of Credit. Under the Credit Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed $50,000,000.00. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the date of its maturity, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and re-borrow hereunder. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

6.            Prepayment. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without premium or penalty. Each prepayment shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Article IV of the Credit Agreement. Any prepayments shall be applied as provided in the Credit Agreement. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal as provided in the Credit Agreement. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at Lender’s Principal Office, or such other place as Lender shall designate in writing to Borrower.

7.            Default. It is expressly provided that if an Event of Default (other than an Event of Default described in Sections 9.1(d) or (e) of the Credit Agreement) exists, the holder of this Note may, at its option, without further notice or demand, (a) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (b) refuse to advance any additional amounts under this Note, (c)  foreclose all Liens securing payment hereof, (d) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (e) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay all costs of collection, including Attorney Costs. It is expressly provided that upon the occurrence of an Event of Default specified in Section 9.1(d) or (e) of the Credit Agreement, and in addition to all other rights and remedies of Lender, the principal of and interest on the Revolving Borrowing and the Obligations and other amounts owed under the Loan Documents shall thereupon and concurrently therewith become due and payable, all without any action by Lender, or any holder hereof and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

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8.            No Usury Intended; Usury Savings Clause. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by Applicable Law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by Applicable Law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

9.            Security. This Note has been executed and delivered pursuant to the Credit Agreement, and is secured by, inter alia, certain of the Loan Documents. The holder of this Note is entitled to the benefits and security provided in and subject to the terms of the Loan Documents.

10.         Joint and Several Liability; Waiver. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this Note without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by Law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

11.          Texas Finance Code. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the “weekly ceiling” specified in such article is the applicable ceiling; provided that, if any Applicable Law permits greater interest, the Law permitting the greatest interest shall apply.

12.          Governing Law, Venue. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Collin County, Texas.

13.          Purpose of Loan. Borrower agrees that advances under this Note shall be used solely for the purposes stated in the Credit Agreement.

14.          Captions. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

The Remainder of This Page Is Intentionally Left Blank.

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BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Revolving Note – Signature Page

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is made as of the 11th day of December, 2019, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

1.            Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

(a)           “Lender” means PROSPERITY BANK, a Texas banking association, whose address for notice purposes is the following:

5851 Legacy Circle, Suite 1200

Plano, Texas 75024

Attn: Todd Coultas

(b)           “Borrower” means Houston International Insurance Group, Ltd., a Delaware limited partnership.

(c)           “Credit Agreement” means the Credit Agreement dated as of the date hereof, between Borrower and Lender, together with all amendments and restatements thereto.

(d)           “Guarantor” means HIIG SERVICE COMPANY, a Delaware corporation, and HIIG UNDERWRITERS AGENCY, INC., a Texas corporation, whose address for notice purposes is the following:

800 Gessner Road, 6th Floor

Houston, Texas 77024

Attn: Legal Department

(e)           “Guaranteed Indebtedness” means (i) all obligations now or hereafter existing of Borrower and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (ii) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness described in this definition of “Guaranteed Indebtedness,” (iii) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including, without limitation, all Attorney Costs, and (iv) all renewals, extensions, modifications, restructurings and rearrangements of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness.”

Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.            Obligations. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. Notwithstanding anything in this Guaranty to the contrary, the obligations of Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of Guarantor pursuant to (a) applicable Law, or (b) any agreement providing for rights of subrogation, reimbursement or contribution in favor of Guarantor, or for an equitable allocation among Guarantor, Borrower, any other Obligor, and any other Person of obligations arising under guaranties or grants of collateral by such Persons.

3.            Character of Obligations.

(a)            This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor’s obligations hereunder are irrevocable, except as provided in Section 25. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)           Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness or other obligations owing to Lender secured by such collateral.

(c)            Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and Guarantor’s obligations hereunder shall continue until Lender has received payment in full of the Guaranteed Indebtedness and all obligations of Lender to extend credit under the Loan Documents are terminated.

(d)           Guarantor’s obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, (i) the amount of credit which Lender may extend to Borrower, (ii) the number of transactions between Lender and Borrower, (iii) payments by Borrower to Lender or (iv) Lender’s allocation of payments by Borrower.

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(e)           Without further authorization from or notice to Guarantor, Lender may (i)  compromise, accelerate or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, (ii) increase or reduce the rate of interest thereon, (iii) release or add any one or more guarantors or endorsers, (iv) consent to departure from any requirement of the Loan Agreement or any other Loan Document, or (v) allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

4.            Representations and Warranties. Guarantor hereby represents and warrants the following to Lender:

(a)           This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the requisite number of its directors have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

(b)           Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and each other Obligor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

(c)           Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and each other Obligor, and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

(d)           Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party or its property is subject; (ii) any Law or order of any Governmental Authority to which Guarantor or its property is subject; or (iii) its articles of organization, certificate of formation or company agreement or other organization and governance documents; and

(e)            Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

(f)            The Financial Statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the Financial Statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

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(g)            As of the date hereof, after giving effect to this Guaranty and the obligations evidenced hereby, Guarantor is and will be Solvent; and

(h)            Guarantor has not entered into this Guaranty or any of the other Loan Documents to which it is a party or its property is subject with the intent to hinder, delay or defraud any creditor.

5.           Covenants. Guarantor hereby covenants and agrees with Lender as follows:

(a)            Guarantor shall not sell, lease, transfer, encumber, pledge or otherwise dispose of any material portion of Guarantor’s assets or any interest therein except in the ordinary course of Guarantor’s business and excluding the outstanding pledge of all capital stock of Guarantor to a creditor of the sole shareholder of Guarantor, without Lender’s prior written consent or except as permitted in the Loan Documents; and

(b)            Guarantor shall furnish to Lender, as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year of Guarantor, the consolidated annual audited Financial Statements of Borrower, which incorporates the financial condition and results of operations of Guarantor as of, and for the year ended on, such last day; and

(c)            Guarantor shall furnish to Lender, as soon as available, but in any event within sixty (60) days after the last day of each of the first three fiscal quarters of Guarantor, unaudited consolidated Financial Statements of Borrower, which incorporates the financial condition and results of operations of Guarantor as of, and for the fiscal quarter ended on, such last day; and

(d)            Guarantor shall promptly furnish to Lender at any time and from time to time such other Financial Statements and any other information as the Lender may require, in form and substance satisfactory to Lender, so long as such request does not require separate Financial Statements for each Guarantor which are separate from the Borrower’s consolidated Financial Statements; and

(e)            Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor or its property; and

(f)            Guarantor shall promptly inform Lender of (i) any Litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a Default under any of the Loan Documents; (ii) any claim or controversy which might become the subject of such Litigation or governmental investigation; (iii) any of Guarantor’s representations no longer being true, accurate and complete in all material respects; and (iv) any material adverse change in the financial condition of Guarantor.

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6.            Consent and Waiver.

(a)            Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including, without limitation, giving any notice of Default or any other notice to, or making any demand on, Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person.

(b)           Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 43 of the Texas Civil Practice and Remedies Code and to the extent Guarantor is subject to the Texas Revised Partnership Act (“TRPA”) or Section 152.306 of the Texas Business Organizations Code (“BOC”), compliance by Lender with Section 3.05(d) of TRPA and Section 152.306(b) of BOC, as each is in effect on the date of this Guaranty or as it may be amended from time to time.

(c)            Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower, any other Obligor or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower or any other Obligor to the satisfaction and liquidation of the indebtedness or obligations of Borrower and each other Obligor to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower, any other Obligor or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

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(d)           Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower, any other Obligor or any other Person liable to Lender for all or any part of the Guaranteed Indebtedness, including, without limitation, that a judgment first be rendered against Borrower, any other Obligor or any other Person, or that Borrower, any other Obligor or any other Person should be joined in such cause, or (ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender’s right, at its option, to proceed against Borrower, any other Obligor or any other Person, or against any collateral, whether by separate action or by joinder.

(e)            IN ADDITION TO ANY OTHER WAIVERS, AGREEMENTS AND COVENANTS OF GUARANTOR SET FORTH HEREIN, GUARANTOR HEREBY FURTHER WAIVES AND RELEASES (AND SHALL NOT BRING ANY CLAIM RELATED TO) ALL CLAIMS, CAUSES OF ACTION, DEFENSES AND OFFSETS FOR ANY ACT OR OMISSION OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS IN CONNECTION WITH LENDER’S ADMINISTRATION OF THE GUARANTEED INDEBTEDNESS, EXCEPT FOR LENDER’S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE.

(f)            Guarantor grants to Lender a contractual security interest in, and hereby grants control of, assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor’s right, title and interest in and to Guarantor’s accounts with Lender (whether checking, savings or some other account), including, without limitation, all accounts held jointly with another person and all accounts Guarantor may open in the future, excluding all IRA and Keogh accounts and all trust and fiduciary accounts for which the grant of a security interest would be prohibited by Law or contract. Guarantor authorizes Lender, if an Event of Default hereunder or under the Credit Agreement occurs and to the extent not prohibited by applicable Law, to charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts.

(g)            To the extent not prohibited by applicable law, Guarantor waives (i) each of Guarantor’s rights or defenses, regardless of whether they arise, under (A) Rule 31 of the Texas Rules of Civil Procedure, (B) Section 17.001 of the Texas Civil Practice and Remedies Code, or (C) any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law, and (ii) any and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law. The parties intend that Guarantor shall not be considered a “debtor” as defined in Section 9.102 of the Texas Business and Commerce Code (and any successor statute thereto), as amended.

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7.            Obligations Not Impaired.

(a)            Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate, company, partnership or trust power, as appropriate, of Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of Law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any Lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by Law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness (other than final payment in full in cash of the Guaranteed Indebtedness; or (xi) the application by Lender of the proceeds from the sale, foreclosure or other realization of or on any collateral for the Guaranteed Indebtedness to any other indebtedness or obligations secured by such collateral.

(b)            This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other Obligor, or any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

(c)            None of the following shall affect Guarantor’s liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower or any other Obligor by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by Law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

8.            Actions Against Guarantor. If an Event of Default exists (including a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise), Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender’s address set forth in Section 1(a) above. In order to collect payment, one or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower or any other Obligor is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty, any other Loan Document or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

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9.            Payment by Guarantor. Whenever Guarantor makes any payment to Lender which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Section 1(a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Section 1(a) above. In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

10.          Default. The failure or refusal of Guarantor punctually and properly to perform, observe and comply with any covenant, agreement or condition contained herein shall immediately constitute an "Event of Default" hereunder and under the Credit Agreement.

11.          Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Section 1(d) above, ten (10) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held.

12.          Waiver by Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

13.          Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor’s successors and permitted assigns, including, without limitation, any Person obligated by operation of Law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

14.          Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses, including, without limitation, all Attorney Costs, incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

15.          Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

16.          No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

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17.          Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

18.          Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. This Guaranty, whether general, specific and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor in favor of Lender or assigned to Lender by others.

19.          Governing Law, Venue. This Guaranty is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty, any other Loan Document or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Collin County, Texas.

20.          Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty, any other Loan Document or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non-usurious interest rate as may be authorized by applicable Law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable Laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said Law.

21.          Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

22.          Captions. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

23.          No Subrogation. Notwithstanding any payment or payments by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower, any other Obligor or any other Person or any guarantee or right of offset held by Lender of the payment of the Guaranteed Indebtedness, nor shall Guarantor seek or be entitled to any reimbursement or contribution from Borrower, any other Obligor, or any other Person in respect of payments made by Guarantor hereunder, until all amounts owing to Lender by Borrower on account of the Guaranteed Indebtedness are indefeasibly paid in full in cash and all obligations of Lender to extend credit under the Loan Documents are terminated. If any amount shall be paid to Guarantor on account of the subrogation rights at any time when all of the Guaranteed Indebtedness has not been indefeasibly paid in full in cash, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, immediately upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required), to be applied against the Guaranteed Indebtedness, whether matured or unmatured, in such order as Lender may determine.

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24.          Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

25.          Right of Revocation. Guarantor understands and agrees that Guarantor may revoke its future obligations under this Guaranty at any time by giving Lender written notice that Guarantor will not be liable hereunder for any indebtedness or obligations of Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Lender receives such notice delivered either by: (a) personal delivery to the address and designated department of Lender identified in Section 1(a) above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Lender at the address shown in Section 1(a) above. Notwithstanding such revocation, Guarantor shall remain liable on its obligations hereunder until payment in full to Lender of (a) all of the Guaranteed Indebtedness that is outstanding on the effective date of such revocation, and any renewals and extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the effective date of such revocation pursuant to the obligation of Lender under a commitment or agreement (including the Loan Documents) made to or with Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Section 6 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if such revocation had not been made by Guarantor.

The Remainder of This Page Is Intentionally Left Blank.

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EXECUTED as of the date first above written.

GUARANTOR:

HIIG SERVICE COMPANY, a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

HIIG UNDERWRITERS AGENCY, INC., a Texas corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

[Signature Page to Guaranty Agreement]

SECURITY AGREEMENT

Borrower/		Lender/
Grantor:	Houston International Insurance Group, Ltd.	Secured Party:	Prosperity Bank
Address:	800 Gessner Road, 6th Floor	Address:	5851 Legacy Circle, Suite 1200
	Houston, Texas 77024		Plano, Texas 75024

THIS SECURITY AGREEMENT (“Agreement”) is dated December 11, 2019, by and between Borrower identified above (“Borrower”) and Lender (“Secured Party”). Borrower hereby agrees with Secured Party as follows:

1.           Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

(a)          “Code” means the Uniform Commercial Code as in effect in the State of Texas or of any other state having jurisdiction with respect to any of the rights and remedies of Secured Party on the date of this Agreement or as it may hereafter be amended from time to time.

(b)          “Collateral” means all of the personal property of Grantor including but not limited to, wherever located, and now owned or hereafter acquired:

(i)           All “accounts”, as defined in the Code (including all health care insurance receivables), together with any and all books of account, customer lists and in any case where an account arises from the sale of goods, the interest of Grantor in such goods.

(ii)          All “inventory” as defined in the Code.

(iii)         All “chattel paper” as defined in the Code.

(iv)         All “equipment” as defined in the Code, of whatsoever kind and character now or hereafter possessed, held, acquired, leased or owned by Grantor and used or usable in Grantor’s business, and in any event shall include, but shall not be limited to, all machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, and all manuals and instructions. To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property, such real property and the record owner thereof (if other than Grantor) is described on Schedule 1 attached hereto and made a part hereof.

(v)          All “fixtures” as defined in the Code.

(vi)         All “instruments” as defined in the Code (including promissory notes).

(vii)        All “investment property” as defined in the Code.

(viii)       All “documents” as defined in the Code.

(ix)         All “deposit accounts” as defined in the Code.

(x)          All “commercial tort claims” as defined in the Code, including but not limited to all commercial tort claims described on Schedule 8.

(xi)         All “letter of credit rights” as defined in the Code.

(xii)        All “general intangibles” as defined in the Code, including all rights in all payment intangibles, permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property owned by Grantor or used in Grantor’s business.

(xiii)       All “supporting obligations” as defined in the Code.

(xiv)       All Patents, Trademarks, Copyrights, and Licenses.

(xv)        All commissions (including, but not limited to, all insurance, reinsurance, placement and broker commissions) and other payments owed to Grantor in consideration for services performed or to be performed and goods provided or to be provided by Grantor and its Subsidiaries, all renewal and reinstatement commissions and payments, and all contractual rights of Grantor and its Subsidiaries to receive such commissions or any other payments with respect to the other foregoing and following property and all future commissions, including but not limited to any of the foregoing that were earned by or owed to Grantor or such Subsidiary prior to or after the commencement of any proceeding under any Debtor Relief Law involving Grantor or such Subsidiary but which were received by Grantor or such Subsidiary after the commencement of such proceeding under any Debtor Relief Law.

(xvi)       All records relating in any way to the foregoing and following (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form).

(xvii)      Collateral also includes all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Grantor which may at any time come into the possession of Secured Party. The designation of proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property except as otherwise provided herein or in the other Loan Documents.

(c)         “Copyright License” means any agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting any right to Grantor under any Copyright now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

(d)         “Copyrights” means (i) all copyright rights in any work subject to the copyright Laws of any Governmental Authority, whether as author, assignee, transferee, or otherwise, (ii) all registrations and applications for registration of any such copyright in any Governmental Authority, including registrations, recordings, supplemental registrations, and pending applications for registration in any jurisdiction, and (iii) all rights to use and/or sell any of the foregoing.

(e)          “Credit Agreement” means the Credit Agreement dated as of December 11, 2019, between Grantor and Secured Party, together with all amendments and restatements thereto.

(f)           “Grantor” means Borrower, a corporation, who is organized in the State of Delaware.

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(g)          “Indebtedness” means (i) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all indebtedness, obligations and liabilities now or hereafter existing of Grantor and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (iii) all Secured Obligations, (iv) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (v) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (vi) all reasonable costs and expenses incurred by Secured Party prior to an Event of Default and all costs and expenses incurred by Secured Party following an Event of Default in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all Attorney Costs, and (vii) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in this definition of “Indebtedness”.

(h)          “License” means any Patent License, Trademark License, Copyright License, or other similar license or sublicense.

(i)           “Patent License” means any agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Grantor or which Grantor otherwise has the right to license, is in existence, or granting to Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Grantor under any such agreement.

(j)           “Patents” means (i) all letters patent of any Governmental Authority, all registrations and recordings thereof, and all applications for letters patent of any Governmental Authority, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

(k)          “Pledged Debt” means all Indebtedness owed to Grantor, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

(l)           “Software” means all right, title, and interest of Grantor in and to software (as defined in the Code), and (whether or not included in such definition), a computer program (including both source and object code) and any supporting information provided in connection with a transaction relating to the program.

(m)         “Trademark License” means any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

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(n)         “Trademarks” means (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any Governmental Authority in connection therewith, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby, (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (iv) all rights to use and/or sell any of the foregoing.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.           Security Interest. As security for the Indebtedness, Grantor, for value received, hereby pledges and grants to Secured Party, to the extent permitted by and subject to all limits of, Applicable Law, a continuing security interest in the Collateral.

3.           Representations and Warranties. In addition to any representations and warranties of Grantor set forth in the Loan Documents, which are incorporated herein by this reference, Grantor hereby represents and warrants the following to Secured Party:

(a)          Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Grantor have been duly authorized by all necessary limited liability company action of Grantor.

(b)         Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to Grantor and the Collateral is true and correct in all material respects. The exact name of Grantor, as stated in the currently effective Organizational Documents of Grantor as filed with the appropriate authority of Grantor’s jurisdiction of organization, is as stated on Schedule 1.

(c)          Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by Debtor Relief Laws and except to the extent specific remedies may generally be limited by equitable principles.

(d)         Ownership and Liens. Grantor has good and marketable title to the Collateral free and clear of all Liens or adverse claims, except for Permitted Liens. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Grantor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. Grantor has not been a party to a securitization or similar transaction involving assets of Grantor during the five years preceding the date of this Agreement.

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(e)         No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Grantor, the grant of the security interest by Grantor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any Law, (B)  the Organizational Documents of Grantor, or (C) any material agreement, judgment, license, order or permit applicable to or binding upon Grantor, or (ii) result in or require the creation of any Lien upon any assets or properties of Grantor or of any Person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or other Person is required in connection with the grant by Grantor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

(f)          Security Interest. Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien or other charge or encumbrance (other than Permitted Liens). This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. To the extent permitted in the Code, possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Grantor to Secured Party will perfect and establish the first priority of Secured Party’s security interest hereunder in the Collateral. Upon the filing of a financing statement describing the Collateral with the Uniform Commercial Code filing office described on Schedule 1, the security interest granted pursuant to this Agreement shall be perfected and prior to all other Liens (other than Permitted Liens) therein (to the extent such security interest can be perfected by the filing of a financing statement).

(g)         Location/Identity. Grantor’s principal place of business and chief executive office (as those terms are used in the Code), is located at the address set forth on the first page hereof. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address. Grantor’s exact legal name, entity type, state of organization and federal taxpayer identification number (the “Organizational Information”) are as set forth on Schedule 1. Grantor is not organized in more than one jurisdiction. Except as provided herein, the Organizational Information shall not change. During the five years preceding the date of this Agreement, Grantor has not had or operated under any name other than its name as stated on Schedule 1, has not been organized under the Laws of any jurisdiction other than Delaware, has not been organized as any type of entity other than a corporation. Schedule 1 is a complete and correct description of all addresses where Collateral is kept. Except for Collateral in the possession of Secured Party and Collateral in the possession of or subject to the control of third parties described on Schedule 1, Grantor has exclusive possession and control of all Collateral and all records related to Collateral.

(h)         Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, Grantor is and will be Solvent. Grantor is not entering into this Agreement or any other Loan Document to which Grantor is a party or its property is subject with the intent of hindering, delaying or defrauding any creditor.

(i)           Exclusion of Certain Collateral. Unless otherwise agreed by Secured Party, the Collateral does not include any aircraft, watercraft or vessels, railroad cars, railroad equipment, locomotives or other rolling stock intended for a use related to interstate commerce.

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(j)           Compliance with Environmental Laws. Except as disclosed in writing to Secured Party: (i) Grantor is conducting Grantor’s businesses in material compliance with all applicable federal, state and local Laws, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called “CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called “RCRA”), the Texas Water Code and the Texas Solid Waste Disposal Act; (ii) to the Knowledge of the Company, none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (iii) Grantor has not filed any notice under any Law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Grantor is conducting its businesses; and Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms “hazardous substance” and “release”, as used herein, shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal”, as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the Laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

(k)          Inventory. The security interest in the inventory shall continue through all stages of manufacture and shall, without further action, attach to the accounts or other proceeds resulting from the sale or other disposition thereof and to all such inventory as may be returned to Grantor by its account debtors.

(l)           Accounts. Each account represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Grantor of goods or the rendition by Grantor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Grantor to Secured Party from time to time in writing. The amount shown as to each account on Grantor’s books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

(m)         Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Grantor pledged hereunder have only one original counterpart and no party other than Grantor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments. No chattel paper is electronic chattel paper.

(n)          Patents. Schedule 2 is a complete and correct list of each Patent in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the Patent registration number, the date of Patent issuance, and the country issuing the Patent.

(o)          Patent Applications. Schedule 3 is a complete and correct list of each Patent application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Patent application number, the date of Patent filing, and the country with which the Patent application was filed.

(p)          Trademarks. Schedule 4 is a complete and correct list of each Trademark in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the registered Trademark, the Trademark registration number, the international class covered, the goods and services covered, the date of Trademark registration, and the country registering the Trademark.

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(q)          Trademark Applications. Schedule 5 is a complete and correct list of each Trademark application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Trademark the subject of the application, the Trademark application serial number, the international class covered, the goods and services covered, the date of Trademark application filing, and the country with which the Trademark application was filed.

(r)           Copyrights. Schedule 6 is a complete and correct list of each Copyright in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner, the nature of Grantor’s interest, the registered Copyright, the date of Copyright issuance, and the country issuing the Copyright.

(s)          Copyright Applications. Schedule 7 is a complete and correct list of each Copyright application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner, the nature of Grantor’s interest, the Copyright the subject of the application, the date of Copyright application filing, and the country with which the Copyright application was filed.

(t)           Commercial Tort Claims. Schedule 8 is a complete and correct list of all commercial tort claims in which Grantor has any interest, including the complete case name or style, the case number, and the court or other Governmental Authority in which the case is pending.

(u)         Deposit Accounts. Schedule 9 is a complete and correct list of all deposit accounts maintained by or in which Grantor has any interest and correctly describes the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and account type.

(v)          Commodity Accounts. Schedule 10 is a complete and correct list of all commodity accounts in which Grantor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the commodity intermediary maintaining the account.

(w)         Securities Accounts. Schedule 11 is a complete and correct list of all securities accounts in which Grantor has any interest, including the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the securities intermediary maintaining the account.

(x)           Letters of Credit. Schedule 12 is a complete and correct list of all letters of credit in which Grantor has any interest (other than solely as an applicant) and correctly describes the bank which issued the letter of credit, and the letter of credit’s number, issue date, expiry, and face amount.

(y)          Debt. Schedule 13 is a complete and correct list of all Pledged Debt, promissory notes and other instruments evidencing indebtedness held by Grantor, including all intercompany notes and other instruments between Grantor and each Subsidiary.

(z)          Software. Schedule 14 is a complete and correct list of all Software (excluding “mass market” Software (i) subject to a “shrink-wrap” or similar non-negotiable, non-exclusive license agreement and (ii) not material to the operations of Grantor or used in processing material information of Grantor) in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the licensor and the escrow agent under the applicable Software escrow agreement (if any).

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(aa)        Internet. Schedule 15 is a complete and correct list of all internet domain names, the complete name of the registered owner, and the domain registration provider for each domain name and internet website in which Grantor has any interest.

4.           Affirmative Covenants. In addition to all covenants and agreements of Grantor set forth in the Loan Documents, which are incorporated herein by this reference, Grantor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a)          Ownership and Liens. Grantor will maintain good and marketable title to all Collateral free and clear of all Liens or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Loan Documents. Grantor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Grantor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party or as permitted by the Credit Agreement or this Agreement. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Grantor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b)          Further Assurances. Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

(c)          Inspection of Collateral. Grantor will keep adequate records concerning the Collateral. Grantor will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral in accordance with Section 6.3 of the Credit Agreement.

(d)          Payment of Taxes. Grantor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a Lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with the Accounting Principles. Grantor may, however, delay paying or discharging any such Taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Grantor has set aside on Grantor’s books adequate reserves therefor; provided, however, Grantor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party’s written request, Grantor will establish with Secured Party an escrow reasonably acceptable to Secured Party adequate to cover the payment of such Taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Grantor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security reasonably acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such Taxes, assessments, governmental charges, interest, costs and penalties.

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(e)          Control Agreements. Grantor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of:

(A)	deposit accounts;

(B)	investment property;

(C)	letter-of-credit rights; and

(D)	electronic chattel paper.

(f)          Condition of Goods. Grantor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order, ordinary wear and tear excepted, and will cause such Collateral to be used and operated in good and workmanlike manner, in accordance with applicable Laws and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Grantor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which Secured Party may reasonably request from time to time.

(g)          Insurance. Grantor will, at its own expense, maintain such insurance as is required pursuant to the Credit Agreement. If requested, each policy of insurance maintained by Grantor shall name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear. Grantor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.

TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE (IF GRANTOR IS A “DEBTOR” AS DEFINED IN SUCH SECTION): (A) GRANTOR IS REQUIRED TO: (i) KEEP THE COLLATERAL INSURED AGAINST DAMAGE IN THE AMOUNT SECURED PARTY AND THE LOAN DOCUMENTS SPECIFY; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME SECURED PARTY AS THE PERSON TO BE PAID UNDER THE POLICY OR POLICIES IN THE EVENT OF A LOSS; (B) GRANTOR MUST, IF REQUIRED BY SECURED PARTY OR THE LOAN DOCUMENTS, DELIVER TO SECURED PARTY A COPY OF EACH POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IS CLAUSES (A) OR (B), SECURED PARTY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF GRANTOR AT GRANTOR’S EXPENSE.

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(h)         Accounts and General Intangibles. Grantor will, except as otherwise provided in Subsection 6(e), collect, at Grantor’s own expense, all amounts due or to become due under each of the accounts and general intangibles. In connection with such collections, Grantor may and, at Secured Party’s direction, will take such action not otherwise forbidden by Subsection 5(d) as Grantor or Secured Party may reasonably deem necessary or advisable to enforce collection or performance of each of the accounts and general intangibles. Grantor will also duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account and all of its obligations to be performed under or with respect to the general intangibles. Grantor also covenants and agrees to take any action and/or execute any documents that Secured Party may reasonably request in order to comply with the Federal Assignment of Claims Act, as amended, and similar Laws applicable to Accounts as to which a Governmental Authority is the account debtor.

(i)          Chattel Paper, Documents and Instruments. Grantor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Grantor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

(j)          Patents, Trademarks, and Copyrights.

(i)            Grantor shall cause fully executed security agreements in the form of Exhibit A (with respect to Patents), Exhibit B (with respect to Trademarks), and Exhibit C (with respect to Copyrights) (or in such other form as Secured Party may agree to) and containing a description of all Collateral consisting of Patents, Trademarks, Copyrights, and Licenses to be received and recorded by the United States Patent and Trademark Office within one month after the execution of this Agreement with respect to United States Patents and Trademarks and by the United States Copyright Office within one month after the execution of this Agreement with respect to United States registered Copyrights, and otherwise as may be required pursuant to the Laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral consisting of Patents, Trademarks, Copyrights, and Licenses in which a security interest may be perfected by filing, recording, or registration in the United States and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration, or reregistration is necessary (other than such actions as are necessary to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks, Copyrights, and Licenses (or registration or application for registration thereof) acquired or developed after the date hereof).

(ii)           Grantor (either itself or through licensees or sublicensees) will not do any act, or omit to do any act, whereby any Patent which is material to the conduct of Grantor’s business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable Laws.

(iii)          Grantor (either itself or through licensees or sublicensees) will, for each Trademark material to the conduct of Grantor’s business, (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain the quality of products and services offered under such Trademark, (C) display such Trademark with notice of United States federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable Law, and (D) not use or permit the use of such Trademark in violation of any third party rights.

(iv)          Grantor (either itself or through licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of Grantor’s business, continue to publish, reproduce, display, adopt, and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable Laws

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(v)           In no event shall Grantor, either itself or through any agent, employee, licensee, or designee, file an application for any Patent, Trademark, or Copyright (or for the registration of any Patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction or obtain any new License, unless it promptly informs Secured Party, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party’s security interest in such Patent, Trademark, Copyright or License, and Grantor hereby appoints Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes.

5.            Negative Covenants. Grantor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a)          Impairment of Security Interest. Grantor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b)          Possession of Collateral. Grantor will not cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will Grantor cause or permit the removal of any Collateral (or records concerning the Collateral) from the address on the first page hereof and the addresses specified on Schedule 1 other than (i) as permitted by this Agreement or the Credit Agreement, (ii)  in connection with the possession of any Collateral by Secured Party or by its bailee, or (iii) as necessary in the ordinary course of business. If any Collateral is in the possession of a third party, Grantor will join with Secured Party in notifying the third party of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(c)          Goods. Grantor will not permit any Collateral which constitutes goods to at any time (i) be covered by any document except documents in the possession of the Secured Party, (ii) become so related to, attached to or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are subject to a perfected first priority security interest under this Agreement.

(d)          Compromise of Collateral. Grantor will not adjust, settle, compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate if an Event of Default exists or upon Secured Party’s written request. Grantor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and (ii) any claim asserted by any account Grantor for credit, allowance, adjustment, dispute, setoff or counterclaim, as Secured Party may request from time to time.

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(e)          Financing Statement Filings. Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the jurisdiction of Grantor’s organization or other such place as the Grantor may be “located” under the provisions of the Code or where Grantor maintains any Collateral, or has its records concerning any Collateral, as the case may be. Without limitation of any other covenant herein, Grantor will neither cause or permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Grantor’s principal place of business, or the location of Grantor’s chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(g), nor will Grantor change its name or the Organizational Information as represented in Subsection 3(g), unless Grantor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, shall have complied with the Credit Agreement, and shall have first taken all actions required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral and the priority thereof. In any written notice furnished pursuant to this Subsection, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral. Grantor irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that indicate the Collateral as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article or Chapter 9 of the UCC.

Without limiting Secured Party’s rights hereunder, Grantor irrevocably authorizes Secured Party to file financing statements and continuations and amendments thereto under the provisions of the Code (or other applicable Law) as amended from time to time.

(f)           Marking of Chattel Paper. Grantor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel Paper. Grantor will not permit any chattel paper to be electronic chattel paper.

(g)          Deposit Accounts, Investment Property. Grantor shall not establish or maintain, or have any interest in, any (i) deposit account not listed on Schedule 9, (ii) commodity account not listed on Schedule 10, or (iii) securities account not listed on Schedule 11.

6.           Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

(a)          Additional Financing Statements Filings. Grantor hereby authorizes Secured Party to file, without the signature or authentication of Grantor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Grantor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b)          Power of Attorney. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney (together with each other power of attorney granted pursuant to this Agreement or a separate writing) being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, exercisable if an Event of Default exists, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust insurance required by Secured Party hereunder or under any other Loan Document; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

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(c)          Performance by Secured Party. If Grantor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

(d)          Grantor’s Receipt of Proceeds. In the Event of a Default, all amounts and proceeds (including instruments and writings) received by Grantor in respect of accounts or general intangibles shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Grantor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

(e)          Notification of Account Debtors. Secured Party may at its discretion from time to time notify any or all debtors under any accounts or general intangibles (i) of Secured Party’s security interest in such accounts or general intangibles and direct such account debtors and other obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, and (ii) to verify the accounts or general intangibles with such account debtors and other obligors. Secured Party shall have the right, at the expense of Grantor, to enforce collection of any such accounts or general intangibles and adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor.

(f)           Licenses. For purposes of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person, provided, that if the license granted to Secured Party is a sublicense, Grantor shall be solely responsible for, and indemnify Secured Party against, any royalty or other compensation payable to Grantor’s licensor or other Person) to use all of Grantor’s software, and including in such license reasonable access to all media in which any of the licensed items may be recorded and all related manuals. For the purpose of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person) to use, license, or sub-license any of the Collateral consisting of Patents, Trademarks, Copyrights, and Licenses and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all software used for the use, compilation, or printout thereof. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists.

7.           Events of Default. Each of the following constitutes an “Event of Default” under this Agreement:

(a)          Default Under Loan Documents. The occurrence of an Event of Default (as defined in the Credit Agreement) under this Agreement or any of the other Loan Documents; or

(b)          Abandonment. Grantor abandons any Collateral having a value of or greater than $500,000 (either as to a single asset or cumulatively as to separate assets); or

(c)          Action by Other Lienholder. The holder of any Lien on the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such Lien on the Collateral) or any other asset of Grantor having a value of $500,000 or greater declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

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(d)          Search Report; Opinion. Secured Party shall receive at any time following the execution of this Agreement a search report or an opinion of counsel indicating that Secured Party’s security interest is not prior to all other Liens or security interests (other than Permitted Liens) reflected in the report or opinion.

8.           Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

(a)          Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i)             exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii)           require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(iii)          reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv)         sell or otherwise dispose of, at its office, on the premises of Grantor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(v)          buy the Collateral, or any portion thereof, at any public sale;

(vi)         buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii)        apply for the appointment of a receiver for the Collateral, and Grantor hereby consents to any such appointment; and

(viii)       at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale. Grantor agrees that in the event Grantor or any Obligor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given if it is given in accordance with the Credit Agreement. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)          Private Sale; Further Approvals.

(i)           Grantor recognizes that Secured Party may be unable to effect a public sale of all or any part of the Collateral because of restrictions in applicable Laws and contractual restrictions and that Secured Party may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral subject to applicable Laws and contractual restrictions. Grantor acknowledges that any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner.

(ii)          In connection with the exercise by Secured Party of its rights hereunder that effects the foreclosure on, disposition of or use of any Collateral, it may be necessary for Secured Party to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral.

(iii)         Grantor shall, if an Event of Default exists, execute, deliver, and file, and authorizes Secured Party pursuant to the power of attorney herein granted, to execute, deliver, and file on Grantor’s behalf and in Grantor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be reasonably necessary or appropriate, in Secured Party’s opinion, and to obtain such consents, waivers, and approvals under applicable Laws and agreements prior to an Event of Default. Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

(c)          Application of Proceeds. If any Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

(i)            to the repayment or reimbursement of the costs and expenses (including, without limitation, Attorney Costs) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(ii)           to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(iii)         by holding such cash and proceeds as Collateral;

(iv)          in accordance with Credit Agreement Section 9.3;

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(v)           to the payment of any other amounts required by applicable Law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi)         by delivery to Grantor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)          Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Grantor and each other Obligor who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the fullest extent not prohibited by Law.

(e)          Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Grantor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Grantor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Grantor from resorting to judicial process at either party’s option, subject to Grantor’s waiver set forth above.

(f)          Other Recourse. Grantor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Grantor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Grantor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Grantor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full in cash and all obligations of Secured Party to extend credit to any Obligor under the Loan Documents are terminated, Grantor shall have no right of subrogation and Grantor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Grantor authorizes Secured Party, and without notice or demand and without any reservation of rights against Grantor and without affecting Grantor’s liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

9.            Intentionally Omitted.

10.          Miscellaneous.

(a)          Entire Agreement. This Agreement contains the entire agreement of Secured Party and Grantor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

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(b)          Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Grantor or Obligor.

(c)          Actions by Secured Party. The Lien and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any Obligor, endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Grantor hereunder.

(d)          Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Grantor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.

(e)          Controlling Law; Venue. This Agreement is executed and delivered as an incident to a lending transaction negotiated and consummated in Collin County, Texas, and shall be governed by and construed in accordance with the Laws of the State of Texas, except to the extent perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular collateral, are governed by the Laws of a jurisdiction other than the State of Texas. Grantor (and Borrower, if Borrower is not the Grantor), for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (ii)  waives, to the fullest extent not prohibited by Law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Collin County, Texas, or in the United States District Court for the Northern District of Texas, Dallas, Division, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts, and (v) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by Law or shall limit the right of Secured Party to bring any action or proceeding against Grantor (and Borrower, if Borrower is not the Grantor) or with respect to any of Grantor’s (or Borrower’s, if Borrower is not the Grantor) property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor (and Borrower, if Borrower is not the Grantor) acknowledges that these waivers are a material inducement to Lender’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Lender has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

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(f)           Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(g)          No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Grantor or any other Obligor.

(h)          Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be delivered in the manner set forth in Section 10.2 of the Credit Agreement to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least ten (10) days prior to the effective date of such new address.

(i)           Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Grantor and the successors and assigns of Grantor, and (iii)  shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer its interest in the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Grantor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(j)           Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the final satisfaction in full of the Indebtedness, (ii) the termination or expiration of each commitment of Secured Party to extend credit to Grantor, (iii) written request for the termination hereof delivered by Grantor to Secured Party, and (iv) written release delivered by Secured Party to Grantor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Secured Party will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Grantor agrees that to the extent that Secured Party or any holder of Indebtedness receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party or such holder of Indebtedness, to the extent that Secured Party or such holder of Indebtedness did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Secured Party and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 10(j) shall survive the termination of this Agreement, and any satisfaction and discharge of Grantor by virtue of any payment, court order, or Law.

18

(k)          Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(l)           Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

(m)         Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

11.         Consent to Disclose Information. Borrower authorizes and consents to the disclosure by Secured Party of all information relating to the credit facilities under the Loan Documents to any other party to property pledged as Collateral and upon which a security interest is granted herein, including, but not limited to, information regarding the name of the Borrower and the amount, date and maturity of the credit facilities under the Loan Documents.

12.         Counterparts; Facsimile Documents and Signatures. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.

13.         Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

19

14.         Imaging of Documents. Grantor understands and agrees that (a) Secured Party’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals, and (b) Grantor waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

15.         ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

20

EXECUTED as of the date first written above.

GRANTOR:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Security Agreement (HIIG) – Signature Page

SECURED PARTY:

PROSPERITY BANK, a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Security Agreement (HIIG) – Signature Page

SECURITY AGREEMENT:

DISCLOSURE SCHEDULES

Schedule 1	Organization Information; Real Property
Schedule 2	Registered Patents
Schedule 3	Patent Applications
Schedule 4	Registered Trademarks
Schedule 5	Trademark Applications
Schedule 6	Registered Copyrights
Schedule 7	Copyright Applications
Schedule 8	Commercial Tort Claims
Schedule 9	Deposit Accounts
Schedule 10	Commodity Accounts
Schedule 11	Securities Accounts
Schedule 12	Letters of Credit
Schedule 13	Pledged Debt
Schedule 14	Software
Schedule 15	Internet Addresses

Security Agreement

Schedule 1	Organization Information; Real Property

Grantor Name: Houston International Insurance Group, Ltd.

Jurisdiction of Organization: Delaware

Entity Type: Corporation

Changes in jurisdiction of organization, name or entity type:

Federal taxpayer identification number: 14-1957288

UCC Filing Office: Delaware

Collateral Locations:

Address	Owner/Lessee	Record Owner
800 Gessner Road Suite 600 Houston, Texas 77024	Houston International Insurance Group, Ltd.	HIIG Service Company
800 Gessner Road Suite 1200 Houston, Texas 77024	Houston International Insurance Group, Ltd.	HIIG Service Company
600 Galleria Parkway Suite 770 Atlanta, Georgia 30339	Houston International Insurance Group, Ltd.	HIIG Service Company
Meadow Brook 100 Suite Two Lake Level 100 Corporate Parkway Birmingham, Alabama 35242	Houston International Insurance Group, Ltd.	HIIG Service Company
1701 Golf Road Tower One, Suite 1112 Rolling Meadows, Illinois 60008	HIIG Service Company	HIIG Service Company

Schedule 1 – Page 1

Address	Owner/Lessee	Record Owner
48 Headquarters’ Plaza North Tower – 9th Floor Morristown, NJ 07960-6897	Houston International Insurance Group, Ltd.	HIIG Service Company
14911 Quorum Drive Suite 310 Dallas, Texas 75254	HIIG Service Company	HIIG Service Company
1601 Northeast Expressway Valliance Tower, Suite 1305 Oklahoma City, Oklahoma 73118	Houston International Insurance Group, Ltd.	HIIG Service Company
4 High Street Suite 206 North Andover, Massachusetts 01845	HIIG Service Company	HIIG Service Company
401 Edgewater Place Suite 125/130 Wakefield, MA 01880	HIIG Service Company	HIIG Service Company
75 Valley Stream Parkway Suite 250 Malvern, Pennsylvania 19355	HIIG Service Company	HIIG Service Company
8800 E. Raintree Drive Raintree Corporate Center IV, Suite 260 Scottsdale, Arizona 85260	Houston International Insurance Group, Ltd.	HIIG Service Company
111 North Magnolia Avenue 15th Floor, Suite 1525 Orlando, Florida 32801	HIIG Service Company	HIIG Service Company

Address	Owner/Lessee	Record Owner
600 Town Park Lane Ravine Two, Suite 500 Kennesaw, Georgia 30144	HIIG Service Company	HIIG Service Company
547 North Mout Juliet Suite 275 Mount Juliet, Tennessee 37122	HIIG Service Company	HIIG Service Company

The Remainder of This Page Is Intentionally Left Blank.

Schedule 2	Registered Patents

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Patent No.	Issue Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 2 – Page 1

Schedule 3	Patent Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Serial No.	Filing Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 3 – Page 1

Schedule 4	Registered Trademarks

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Trademark	Registration No.	Int’l Class Covered	Goods or Services Covered	Date Registered	Country of Registration
HIIG	Owner	Stylized letters “HII”	4,101,286	36	Insurance Services	2.21.2011	USA
Boston Indemnity Company, Inc.	Owner	Letters “BI” stylized	4,306,435	36	Financial Guarantee and Surety	3.19.2013	USA

The Remainder of This Page Is Intentionally Left Blank.

Schedule 4 – Page 1

Schedule 5	Trademark Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Trademark Application relates to following Trademark	Serial No.	Int’l Class Covered	Goods or Services Covered	Date of Application	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 5 – Page 1

Schedule 6	Registered Copyrights

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Serial No.	Copyright	Issue Date	Country of Issue
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 6 – Page 1

Schedule 7	Copyright Applications

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registration No.	Copyright	Application Date	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 7 – Page 1

Schedule 8	Commercial Tort Claims

Case Name or Style	Case Number	Court in Which Pending
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 8 – Page 1

Schedule 9	Deposit Accounts

Bank	Branch Name, Street Address	ABA No.	Account No.	Account Name	Account Type
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	114000093	509947795	Houston International Insurance Group Ltd.	Deposit
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	114000093	00000280-710	Houston International Insurance Group Ltd.	Deposit

The Remainder of This Page Is Intentionally Left Blank.

Schedule 9 – Page 1

Schedule 10	Commodity Accounts

Commodity Intermediary	Street Address	Account Name	Account Number	Commodity Contract Description
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 10 – Page 1

Schedule 11	Securities Accounts

Securities Intermediary	Street Address	Account Name	Account Number	Securities Contract Description
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	Houston International Insurance Group, Ltd.	HA934	Custody
Frost Bank	1700 Post Oak Blvd. Suite 400, Houston TX 77056	Houston International Insurance Group, Ltd	HA93402	Custody

The Remainder of This Page Is Intentionally Left Blank.

Schedule 11 – Page 1

Schedule 12	Letters of Credit

Bank Issuer	Branch Name, Street Address	Letter of Credit No.	Issue Date	Expiry	Face Amount
None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 12 – Page 1

Schedule 13	Pledged Debt

Surplus Loan	20,000,000	Houston Specialty Insurance Company
Intercompany Grid Loan	2,000,000	HIIG Service Company

The Remainder of This Page Is Intentionally Left Blank.

Schedule 13 – Page 1

Schedule 14	Software
Software Name	Description	Nature of Debtor’s Interest (e.g. owner, licensee)	Licensee Name	Software Escrow Agent
Aviation Old	In house developed client server application for policy administration and claims administration.	Owner	HIIG Service Company	None
BizNet	General Ledger Reporting Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
BondPro	Administration and Billing software for surety division	Licensee	HIIG Service Company	None
CAS Application Services	Accounts Payable system	Owner	HIIG Service Company	None
CAS Reports	Reporting system	Owner	HIIG Service Company	None
Cash-Rex	Web application to claim a cash receipt coming in treasury.	Owner	HIIG Service Company	None
CCR Consolidated Claims Repository	Consolidated Claims Repository	Owner	HIIG Service Company	None

Schedule 14 – Page 1

Schedule 14	Software
Citrix NetScaler	Application Delivery Controller (Load Balancer) and Citrix WebInterface	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Citrix Provisioning Services	Creates XenApp virtual desktops	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Citrix XenApp	Provides Remote Desktops to end users	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Compliance Database - ACDD	Web based application for accounting compliance department for tracking different data calls needed by the states and various agencies.	Owner	HIIG Service Company	None
Compliance Reporting	Report preparation and submission is outsourced. Contracted with IDP and Perr & Knight. Both Internal and External	Owner	HIIG Service Company	None
Crystal Reports	Reporting for General Ledger System	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Dashboard - G&G	Client Server application used to collect Policy and Claim data for G&G program.	Owner	HIIG Service Company	None

Schedule 14 – Page 2

Schedule 14	Software
Dashboard - UCA	Client Server application used to collect Policy and Claim data for UCA program.	Owner	HIIG Service Company	None
FSI Track	Unclaimed property tracking system	Licensee	HIIG Service Company	None
Genesis Data Mart	An in house developed data collection and reporting application for the HIIG MGU DIVISION. This application is used by the Program accounting team to validate and prepare data for the GL system	Owner	HIIG Service Company	None
HIIG Global	Customized Policy Administration system	Licensee	GMIC	None
HRCDD	Human Resource Compliance Department Database	Owner	HIIG Service Company	None
ImageRight	Document management and workflow application used by all underwriting departments.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
IMS CBP	Policy Administration Software	Licensee	IIC	None

Schedule 14 – Page 3

Schedule 14	Software
IMS Hospitality	Policy Administration Software	Licensee	IIC	None
IMS MPI	Policy Administration Software	Licensee	IIC	None
IMS Pest Control	Policy Administration and Invoicing Software	Licensee	IIC	None
IMS PVI	Policy Administration Software	Licensee	IIC	None
IMS PVI Sentinel	Policy Administration Software	Licensee	IIC	None
IPAS – property, energy, aviation	An in house developed client server application for policy administration and claims administration for various departments.	Owner	HIIG Service Company	None
Kyriba	Treasury Work Station	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None

Schedule 14 – Page 4

Schedule 14	Software
Merge Form Manager	Policy Issuance Software	Owner	HIIG Service Company	None
Netrate	Rating Engine	Licensee	HIIG Service Company	None
Portal for Exterminator Pro	Selectsys Agency portal for Exterminator Pro IMS Platform	Licensee	HIIG Service Company	None
RCT	Risk Control Technology	Licensee	HIIG Service Company	None
Risk Master Business Objects	Business Objects reporting for Riskmaster Accelerator Claims system	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
Riskmaster Accelerator	HIIG Internal Claims system.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SICSNT Business Objects	Desktop query tool used to run the reports on Old SICSNT database. Not being used anymore. (Retired)	Licensee	Houston International Insurance Group, Ltd. (HIIG) – per it this has been retired	None

Schedule 14 – Page 5

Schedule 14	Software
SICSNT P&C Workstation	Vendor supported client server application that is used to manage Reinsurance.	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SOVOS Taxport	Vendor supported system to process year end taxes	Licensee	HIIG Service Company	None
SunGard EAS	Corporate General Ledger and Accounts Payable Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None
SunGard iWorks Statutory	Annual and Quarterly statements for the Insurance Companies Software	Licensee	Houston International Insurance Group, Ltd. (HIIG)	None

The Remainder of This Page Is Intentionally Left Blank.

Schedule 14 – Page 6

Schedule 15	Internet Addresses
Domain Name	Registered Owner	Domain Registration Provider
BHIAINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUAINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
BUNKERHILLUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
DELOSINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy
GMICINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
GMINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.COMPANY	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.INSURE	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.NET	Houston International Insurance Group, Ltd.	GoDaddy
HIIG.US	Houston International Insurance Group, Ltd.	GoDaddy
HIIGAH.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCONSTRUCTION.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCREATIVESOLUTIONS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCRU.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGCS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIG-ELITE.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGENERGY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGEXTERMINATORS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGHOSPITALITY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy

Schedule 15 – Page 1

Schedule 15	Internet Addresses
HIIGMINING.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPESTCONTROL.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGPROFESSIONAL.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSERVICE.COMPANY	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSERVICECOMPANY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSURETY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUA.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGXTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONIIG.COM	Houston International Insurance Group, Ltd.	GoDaddy
IMPERIUMINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
IMPERIUMINSURANCE.COM	Houston International Insurance Group, Ltd.	GoDaddy
OKLAHOMASPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
OKSIC.COM	Houston International Insurance Group, Ltd.	GoDaddy
XTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
BHUINC.COM	Houston International Insurance Group, Ltd.	GoDaddy
CONTROL4UNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
CRUINS.COM	Houston International Insurance Group, Ltd.	Network Solutions
HIIGEXTERMINATORPRO.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGEXTERMINATORPROS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGLIFE.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGMGUPARTNERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGSAFETY.COM	Houston International Insurance Group, Ltd.	GoDaddy

Schedule 15 – Page 2

Schedule 15	Internet Addresses
HIIGSPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUNDERWRITERS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HIIGUW.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTY.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTYINS.COM	Houston International Insurance Group, Ltd.	GoDaddy
HOUSTONSPECIALTYINSCO.COM	Houston International Insurance Group, Ltd.	GoDaddy
SWIP.US	Houston International Insurance Group, Ltd.	Network Solutions

The Remainder of This Page Is Intentionally Left Blank.

Schedule 15 – Page 3

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), is made as of [▲], 20[▲], by HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware limited partnership (“Grantor”), in favor of PROSPERITY BANK (“Secured Party”).

BACKGROUND.

Pursuant to the Credit Agreement dated as of ____________ __, 2019 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”), between Grantor and Secured Party, Secured Party has extended a commitment to make a Term Loan to Borrower;

In connection with the Credit Agreement, Grantor has executed and delivered the Security Agreement dated as of ____________ __, 2019 (such agreement, together with all amendments and restatements thereto, the “Security Agreement”);

As a condition precedent to the making of the Term Loan under the Credit Agreement, Grantor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Indebtedness; and

Grantor has duly authorized the execution, delivery and performance of this Agreement.

AGREEMENT.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Secured Party to make the Term Loan pursuant to the Credit Agreement and to extend credit to or for the benefit of Grantor, Grantor agrees, for the benefit of Secured Party as follows:

1.           Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

“Trademark License” means any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

“Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any governmental authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (d) all rights to use and/or sell any of the foregoing.

2.          Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness, Grantor does hereby mortgage, pledge and hypothecate to Secured Party, and grant to Secured Party a security interest in all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired by it:

(a)          all Trademarks, including all Trademarks referred to in Item A of Attachment 1 attached hereto;

(b)          all applications for Trademarks, including each Trademark application referred to in Item B of Attachment 1 attached hereto; and

(c)          all Trademark Licenses, including all Trademark Licenses referred to in Item A of Attachment 1 attached hereto; and

(d)          all proceeds and products of the foregoing, including, without limitation, insurance payable by reason of loss or damage to the foregoing.

3.            Security Agreement. This Agreement has been executed and delivered by Grantor for the purpose of registering the security interest of Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in the United States and any state thereof. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

4.           Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

5.           Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

6.           Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

The Remainder of This Page Is Intentionally Left Blank.

2

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

By:
Print Name:
Print Title:

3

PROSPERITY BANK, a Texas state bank

By:
Print Name:
Print Title:

4

ATTACHMENT I
to Trademark Security Agreement

Item A	Registered Trademarks

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Trademark	Registration No.	Int’l Class Covered	Goods or Services Covered	Date Registered	Country of Registration
HIIG	Owner	Stylized letters “HII”	4,101,286	36	Insurance Services	2.21.2011	USA
Boston Indemnity Company, Inc.	Owner	Letters “BI” stylized	4,306,435	36	Financial Guarantee and Surety	3.19.2013	USA

The Remainder of This Page Is Intentionally Left Blank.

Item B	Trademark Applications

Applicant	Nature of Grantor’s Interest (e.g. owner, licensee)	Trademark Application relates to following Trademark	Serial No.	Int’l Class Covered	Goods or Services Covered	Date of Application	Country of Application
None

The Remainder of This Page Is Intentionally Left Blank.

PLEDGE AND SECURITY AGREEMENT

Borrower/		Lender/
Grantor:	Houston International Insurance	Secured Party:	Prosperity Bank
	Group, Ltd.	Address:	5851 Legacy Circle
Address:	800 Gessner Road, 6th Floor		Suite 1200
	Houston, Texas 77024		Plano, Texas 75024

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”) is dated as of December 11, 2019, by and between Grantor and Lender (“Secured Party”).

1.            Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

(a)          “Code” means the Uniform Commercial Code as in effect in the State of Texas or of any other state having jurisdiction with respect to any of the rights and remedies of Secured Party on the date of this Agreement or as it may hereafter be amended from time to time.

(b)          “Collateral” means (i) all personal property of Grantor specifically described on Schedule A attached hereto and made a part hereof, (ii) all certificates, instruments and/or other documents evidencing the foregoing and following, (iii) all renewals, replacements and substitutions of all of the foregoing and following, (iv) all Additional Property (as hereinafter defined), and (v) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Grantor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

(c)          “Credit Agreement” means the Credit Agreement dated as of December 11, 2019, between Grantor and Secured Party, together with all amendments and restatements thereto.

(d)          “Grantor” means Borrower, a corporation whose federal taxpayer identification number is 14-1957288 and who is organized in the State of Delaware.

(e)          “Indebtedness” means (i) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii)  all indebtedness, obligations and liabilities now or hereafter existing of Grantor and each other Obligor under the Credit Agreement and each other Loan Document (including, but not limited to, the Obligations), (iii)   all Secured Obligations, (iii) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (iv) all indebtedness, obligations and liabilities of Grantor and each other Obligor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness,” (v) all reasonable costs and expenses incurred by Secured Party prior to an Event of Default and all costs and expenses incurred by Secured Party during the existence of an Event of Default in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in this definition of “Indebtedness” or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all Attorney Costs, and (vi) all renewals, extensions, modifications, restructurings and rearrangements of the indebtedness, obligations and liabilities described in this definition of “Indebtedness.”

(f)          “Margin Stock” means margin stock as defined in Section 221.3(v) of Regulation U, promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. part 221, as amended.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.            Security Interest. As security for the Indebtedness, Grantor, for value received, hereby grants to Secured Party, for it and the benefit of holders of Indebtedness, a continuing security interest in the Collateral.

3.            Additional Property. Collateral shall also include the following property (collectively, the “Additional Property”) which Grantor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that if an Event of Default does not exist or result therefrom and subject to the terms of the Credit Agreement, Grantor shall be entitled to all cash dividends (other than dividends representing a return of capital or a liquidating dividend) and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Grantor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Grantor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Grantor shall be shares of stock, other securities or other Equity Interests, such shares of stock, other securities and other Equity Interests shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

4.            Voting Rights. As long as no Event of Default exists, any voting rights incident to any stock, other securities or other Equity Interests pledged as Collateral may be exercised by Grantor; provided, however, that subject to Section 18, Grantor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

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5.            Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party’s possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a)  ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Grantor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i)  Grantor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; (c)  collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Grantor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Grantor makes written demand upon Secured Party to sell the Collateral, and (ii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Grantor.

6.            Representations and Warranties. Grantor hereby represents and warrants the following to Secured Party:

(a)         Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Grantor have been duly authorized by all necessary corporate action of Grantor.

(b)         Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is true and correct.

(c)         Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by Debtor Relief Laws or regulatory statutes and regulations and except to the extent specific remedies may generally be limited by equitable principles.

(d)         Ownership and Liens. Grantor has good and marketable title to the Collateral free and clear of all Liens or adverse claims, except for Liens expressly permitted by the Credit Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Grantor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(e)         No Conflicts or Consents. Subject to Section 18, neither the ownership, the intended use of the Collateral by Grantor, the grant of the security interest by Grantor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of Grantor or any issuer of any Collateral, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Grantor or otherwise affecting the Collateral, or (ii) result in or require the creation of any Lien upon any assets or properties of Grantor or of any Person except as may be expressly contemplated in the Loan Documents; provided that, prior to the exercise by Secured Party of any right or remedy hereunder over all or any part of the Collateral which would require the prior consent of one or more Insurance Regulators (including any change of control of a RIC sufficient to require a filing of a National Association of Insurance Commissioners Form A or equivalent filing or an application for an exemption from the requirement that such form be filed), Secured Party has obtained the prior consent of all such applicable Insurance Regulators required under Law. Except as expressly contemplated herein, in the other Loan Documents and except for the notice of this Agreement and the other Loan Documents which must be delivered to the Virginia Department of Insurance, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or other Person is required in connection with the grant by Grantor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

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(f)         Security Interest. Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral. Upon the filing of a financing statement describing the Collateral with the Uniform Commercial Code central filing office of the jurisdiction of Grantor’s location and delivery to Secured Party of all certificates evidencing Collateral, the security interest granted by this Agreement shall be perfected and prior to all other Liens.

(g)        Location/Identity. Grantor’s principal place of business and chief executive office (as those terms are used in the Code), is located at the address set forth herein. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address. Grantor’s exact legal name, as stated in the currently effective Organizational Documents of Grantor as filed with the appropriate authority of Grantor’s jurisdiction of organization, entity type, state of organization and federal taxpayer identification number (the “Organizational Information”) are as set forth in the definition of “Grantor”. Grantor is not organized in more than one jurisdiction. Except as specified herein, the Organizational Information shall not change. During the five years preceding the date of this Agreement or such lesser period as Grantor has been organized, Grantor has not had or operated under any name other than its name as stated in the definition of “Grantor,” has not been organized under the Laws of any jurisdiction other than Delaware, has not been organized as any type of entity other than a corporation and the chief executive office of Grantor has not been located at any address other than as set forth on the first page hereof, except as set forth on Schedule C.

(h)        Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, Grantor is and will be Solvent. Grantor is not entering into this Agreement or any other Loan Document to which Grantor is a party or its property is subject with the intent of hindering, delaying or defrauding any creditor.

(i)         Securities. Any certificates evidencing securities or other Equity Interests pledged as Collateral are valid and genuine and have not been altered. All securities or other Equity Interests pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Grantor or the issuer thereof is bound. Subject to Section 18, no restrictions or conditions exist with respect to the transfer or voting of any securities or other Equity Interests pledged as Collateral or the admission of Secured Party or any transferee as a holder of any Collateral, other than federal and state securities Laws applicable to issuers of securities generally. No issuer of such securities or other Equity Interests has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities or other Equity Interests outstanding or any other rights outstanding entitling any Person other than Grantor to have issued to such Person capital stock, other securities or other Equity Interests of such issuer. Schedule A contains a complete and correct description of each certificate or other instrument included in or evidencing Collateral. Schedule B is a complete and correct list of the exact name of the issuer of all Collateral described on Schedule A, its jurisdiction of organization, its federal taxpayer identification number, and the authorized, issued and outstanding capital stock and other Equity Interests of such issuer. Grantor’s interest in such issuer is as stated on Schedule A. The Organizational Documents and each other governance document of such issuer that is a limited partnership or a limited liability company do not provide that any Equity Interest in such issuer is a security governed by Article 8 of the Code. No Equity Interest in such issuer is evidenced by a certificate or other instrument.

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(j)             Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

(i)             Grantor is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Following the application of the proceeds of the extensions of credit under the Credit Agreement, not more than 25% of the value of the assets (either of Grantor only or of Grantor and its Subsidiaries on a consolidated basis) will be Margin Stock.

(ii)             None of Grantor, any Person controlling Grantor, or any subsidiary (i) is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 2005, or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

(k)            Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the “Patriot Act”) and in other statutes and all orders, rules and regulations of the United States government and its various executive department, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the “Patriot Rules” and are incorporated into this Agreement. Grantor represents and warrants to Secured Party that neither it nor any of its principals, shareholders, members, partners, or affiliates, as applicable, is a Person named as a Specially Designated National and Blocked Person (as defined in Presidential Executive Order 13224) and that it is not acting, directly or indirectly, for or on behalf of any such Person. Grantor further represents and warrants to Secured Party that Grantor and its principals, shareholders, members, partners, or affiliates, as applicable, are not, directly or indirectly, engaged in, nor facilitating, the transactions contemplated by this Agreement on behalf of any Person named as a Specially Designated National and Blocked Person. Grantor hereby agrees to defend, indemnify and hold harmless Secured Party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including Attorney Costs) arising from or related to any breach of the foregoing representations and warranties.

7.             Affirmative Covenants. Grantor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a)            Ownership and Liens. Grantor will maintain good and marketable title to all Collateral free and clear of all Liens or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Grantor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Grantor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party or is subordinate to Secured Party. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Grantor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

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(b)            Inspection of Books and Records. Grantor will keep adequate records concerning the Collateral and Grantor will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral in accordance with Section 6.3 of the Credit Agreement.

(c)            Adverse Claim. Grantor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Grantor’s expense, defend Secured Party’s security interest in the Collateral against the claims of any third party. Grantor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Grantor with respect to the Collateral, including without limitation, notices received from the issuer of any securities or other Equity Interests pledged hereunder as Collateral.

(d)            Further Assurances. Grantor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action reasonably necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities, other Equity Interests or other property pledged as Collateral of the pledge of such securities, other Equity Interests or other property, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities, other Equity Interests or other property pledged as Collateral with the issuer of such securities, other Equity Interests or other property; (D) delivering notice of Secured Party’s security interest in any securities, other Equity Interests or other property pledged as Collateral to any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities or other Equity Interests or other property constituting Collateral from any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Grantor covenants and agrees, at Secured Party’s request, to cooperate in registering such securities in Secured Party’s name or with Secured Party’s account maintained with a Federal Reserve Bank.

8.              Negative Covenants. Grantor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a)            Impairment of Security Interest. Grantor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b)            Dilution of Ownership. As to any securities or other Equity Interests pledged as Collateral, Grantor will not consent to or approve of the issuance of (i) any additional shares of any class of securities or other Equity Interests of such issuer (unless immediately upon issuance additional securities or other Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interests as Secured Party had before such issuance), (ii)  any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities or other Equity Interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities or other Equity Interests.

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(c)         Restrictions on Securities. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities or other Equity Interests pledged as Collateral, except as consented to in writing by Secured Party. No issuer of any Collateral which is either a partnership or limited liability company shall amend or restate its Organizational Documents, or other governance document, to provide that any Equity Interest of such issuer is a security governed by Article 8 of the Code or permit any Equity Interest of such issuer to be evidenced by a certificate or other instrument.

(d)         Organizational Information. Except as permitted by the Credit Agreement and this Agreement, Grantor shall not permit any Organizational Information to change.

9.            Rights of Secured Party. Secured Party shall have the rights contained in this Section 9 at all times during the period of time this Agreement is effective.

(a)         Power of Attorney. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest exercisable in the Event of Default, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, to, subject to Section 18, take any action and to execute any instrument which Secured Party may from time to time in Secured Party’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities or other Equity Interests, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness then due and owing under the Loan Documents; (iii) exchange any of the securities or other Equity Interests pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities or other Equity Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv)  exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities or other Equity Interest pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; provided further, Secured Party may exercise such power of attorney at any time (including when an Event of Default does not exist) if Secured Party reasonably believes that such exercise is necessary to protects its rights under this Agreement. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL INDEFEASIBLE PAYMENT IN FULL OF THE INDEBTEDNESS AND THE TERMINATION OF ALL COMMITMENTS OF SECURED PARTY TO EXTEND CREDIT PURSUANT TO THE LOAN DOCUMENTS.

(b)        Performance by Secured Party. If Grantor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

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Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

10.          Events of Default. Each of the following constitutes an “Event of Default” under this Agreement:

(a)         Default Under Loan Documents. The existence of an Event of Default (as defined in the Credit Agreement) under this Agreement or any of the other Loan Documents; or

(b)         Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Grantor or any attachment, sequestration or similar writ is levied upon any Collateral; or

(c)         Abandonment. Grantor abandons the Collateral or any portion thereof; or

(d)         Dilution of Ownership. The issuer of any securities or other Equity Interests constituting Collateral hereafter issues any shares of any class of capital stock or other Equity Interests (unless promptly upon issuance, additional securities or other Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interests as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock or other Equity Interests;

(e)         Search Report; Opinion. Secured Party shall receive at any time following the execution of this Agreement a search report or opinion of counsel indicating that Secured Party’s security interest is not prior to all other Liens (other than Permitted Liens), security interests or other interests reflected in the report or opinion.

11.          Remedies and Related Rights. If an Event of Default exists, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may, subject to Section 18, exercise one or more of the rights and remedies provided in this Section 11.

(a)          Remedies. Secured Party may from time to time at its discretion, without limitation and without notice:

(i)          exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii)         reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iii)        sell or otherwise dispose of, at its office, on the premises of Grantor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(iv)        buy the Collateral, or any portion thereof, at any public sale;

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(v)        buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vi)       apply for the appointment of a receiver for the Collateral, and Grantor hereby consents to any such appointment; and

(vii)      at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event any purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale actually received by Secured Party and applied to the Indebtedness. Grantor agrees that in the event Grantor or any Obligor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is delivered in accordance with the Credit Agreement ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.610 of the Code.

(b)         Private Sale of Securities; Further Approvals.

(i)         Grantor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities or other Equity Interests pledged as Collateral because of restrictions in applicable securities Laws, insurance Laws and contractual restrictions and that Secured Party may, therefore, determine to make one or more private sales of any such securities or other Equity Interests to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities or other Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities or other Equity Interests for the period of time necessary to permit the issuer to register such securities or other Equity Interests for public sale under any securities Laws. Grantor further acknowledges and agrees that any offer to sell such securities or other Equity Interests which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a “public sale” for the purposes of Chapter 9 of the Code, notwithstanding that such sale may not constitute a “public offering” under any securities Laws and that Secured Party may, in such event, bid for the purchase of such securities or other Equity Interests.

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(ii)        In connection with the exercise by Secured Party of its rights hereunder that effects the disposition of or use of any Collateral (including, without limitation, the exercise of rights and remedies as set forth in Section 18), it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral, including, without limitation, any Governmental Authorities regulating any issuer of Collateral or Grantor and their respective Affiliates. Grantor agrees, if an Event of Default exists, to execute, deliver, and file, and hereby appoints Secured Party as its attorney-in-fact, to execute, deliver, and file on Grantor’s behalf and in Grantor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party’s opinion, and to obtain such consents, waivers, or approvals under applicable Laws and agreements prior to an Event of Default. Grantor further agrees to use its best efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable Laws and agreements prior to an Event of Default. Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

(c)         Application of Proceeds. If any Event of Default exists, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

(i)         to the repayment or reimbursement of the costs and expenses (including, without limitation, Attorney Costs) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(ii)        to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(iii)       by holding such cash and proceeds as Collateral;

(iv)       in accordance with Credit Agreement Section 9.3;

(v)        to the payment of any other amounts required by applicable Law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi)       by delivery to Grantor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)         Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Grantor and each other Obligor and any Person who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent not prohibited by the Code.

(e)         Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Grantor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Grantor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Grantor from resorting to judicial process at either party’s option, subject to Grantor’s waiver set forth above.

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(f)          Other Recourse. Grantor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Grantor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Grantor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Grantor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been finally paid in full in cash and all obligations of Secured Party to extend credit to or for the benefit of any Obligor pursuant to the Loan Documents are terminated, Grantor shall have no right of subrogation and Grantor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Grantor authorizes Secured Party, and without notice or demand and without any reservation of rights against Grantor and without affecting Grantor’s liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

(g)         Voting Rights. If an Event of Default exists, Grantor will not exercise any voting rights with respect to securities or other Equity Interests pledged as Collateral. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact (such power of attorney being coupled with an interest and exercisable if an Event of Default exists) and proxy to exercise any voting rights with respect to Grantor’s securities and other Equity Interests, subject to Section 18.

(h)         Dividend Rights and Interest Payments. If an Event of Default exists:

(i)         all rights of Grantor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

(ii)        all dividend and interest payments which are received by Grantor contrary to the provisions of clause (i) of this Section 11(h) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

12.          Intentionally Omitted.

13.          Miscellaneous.

(a)         Entire Agreement. This Agreement and the other Loan Documents contain the entire agreement of Secured Party and Grantor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

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(b)            Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Grantor or any other Obligor.

(c)            Actions by Secured Party. The Lien and other rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the Lien or other rights of Secured Party hereunder or affect the obligations of Grantor hereunder.

(d)            Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Subject to applicable Statute of Limitations laws, neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Grantor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.

(e)            Transfer Restriction Waiver. To the extent not prohibited by Applicable Law, Grantor hereby agrees that any provision of any Organizational Documents of any issuer of Collateral, any designation of rights or similar agreement with respect to any Equity Interest of such issuer, any voting or similar equityholder agreement with respect to such issuer or any other organization or governance document with respect to such issuer, any agreement related to any debt issued by such issuer, or any Applicable Law that in any manner restricts, prohibits or provides conditions to (i) the grant of a Lien on any security, Equity Interest of or any interest in, or any debt issued by, such issuer, (ii) any transfer of any security, Equity Interest of or any interest in, or any debt issued by, such issuer, (iii) any change in management or control of such issuer, or (iv) any other exercise of any rights of Secured Party pursuant to this Agreement, any other Loan Document or Law shall not apply to (A) the grant of any Lien hereunder, (B)  the execution, delivery and performance of this Agreement by Grantor, (C) the foreclosure or other realization upon any interest in any Collateral, (D) the admission of Secured Party or its assignee or any other holder of any Collateral as an equityholder of such issuer and the exercise of all rights of an equityholder of such issuer, or (E) the exercise of all rights of a holder of debt of such issuer. Furthermore, Grantor agrees that it will not permit any amendment to or restatement of any Organizational Documents of any issuer of Collateral, any designation of rights or similar agreement with respect to any Equity Interest of such issuer, any voting or similar equityholder agreement with respect to such issuer, any other organization or governance document with respect to such issuer, or any agreement related to debt of such issuer, in any manner to adversely affect Secured Party’s ability to foreclose or otherwise realize on any Collateral or which conflicts with the provisions of this Section without the prior written consent of Secured Party.

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(f)          Controlling Law; Venue. This Agreement is executed and delivered as an incident to a lending transaction negotiated and consummated in Harris County, Texas, and shall be governed by and construed in accordance with the Laws of the State of Texas, except to the extent that perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular Collateral, are governed by the Laws of a jurisdiction other than the State of Texas. Grantor, for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (ii) waives, to the fullest extent not prohibited by Law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Collin County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts, and (v) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by Law or shall limit the right of Secured Party to bring any action or proceeding against Grantor or with respect to any of Grantor’s property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor acknowledges that these waivers are a material inducement to Secured Party’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Secured Party has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

(g)         Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(h)         No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to or for the benefit of any Obligor.

(i)          Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be delivered in the manner set forth in Section 10.2 of the Credit Agreement to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least ten (10) days' prior to the effective date of such new address.

(j)          Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Grantor and the successors and assigns of Grantor, and (iii)  shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Grantor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

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(k)            Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the indefeasible satisfaction in full of the Indebtedness, (ii) the termination or expiration of each commitment of Secured Party to extend credit to or for the benefit of each Obligor, (iii) written request for the termination hereof delivered by Grantor to Secured Party, and (iv) written release delivered by Secured Party to Grantor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Secured Party will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Grantor agrees that to the extent that Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party, to the extent that Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Secured Party and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 13(k) shall survive the termination of this Agreement, and any satisfaction and discharge of each Debtor by virtue of any payment, court order, or Law.

(l)             Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(m)           Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

(n)            Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

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14.          Financing Statement Filings. Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the location of Grantor’s principal residence, the location of Grantor’s place of business, the location of Grantor’s chief executive office, or other such place as the Grantor may be “located” under the provisions of the Code; where Grantor maintains any Collateral, or has its records concerning any Collateral, as the case may be. Without limitation of any other covenant herein, Grantor will neither cause or permit any change in the location of (a) any Collateral, (b) any records concerning any Collateral, or (c) Grantor’s principal residence, the location of Grantor’s place of business, or the location of Grantor’s chief executive office, as the case may be, to a jurisdiction other than as represented in Section 6(g), nor will Grantor change its name or the Organizational Information as represented in Section 6(g), unless Grantor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, shall have complied with the Credit Agreement and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 14, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements, amendments or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral.

Without limiting Secured Party’s rights hereunder, Grantor authorizes Secured Party to file financing statements or amendments thereto under the provisions of the Code as amended from time to time.

15.           Consent to Disclose Information. Grantor authorizes and consents to the disclosure by Secured Party of all information relating to the Loan Documents to any other party to each account pledged as Collateral and upon which a security interest is granted herein, including, but not limited to, information regarding the name of Obligors and the amount, date and maturity of the credit facilities under the Loan Documents.

16.           Counterparts; Facsimile Documents and Signatures. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.

17.           Imaging of Documents. Grantor (a) understands and agrees that Secured Party’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals, and (b) waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

18.           Electronic Signatures and Electronic Records. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or both parties. This Agreement, and any other documents requiring a signature hereunder, may be signed electronically or digitally in a manner specified solely by Prosperity Bank. The parties agree not to deny the legal effect or enforceability of this Agreement solely because (i) the Agreement is entirely in electronic or digital form, including any use of electronically or digitally generated signatures, or (ii) an electronic or digital record was used in the formation of this Agreement or the Agreement was subsequently converted to an electronic or digital record by one or both parties. The parties agree not to object to the admissibility of this Agreement in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Agreement or the Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code.

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19.            Limitation of Remedies. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Secured Party may not exercise any right or remedy hereunder over all or any part of the Collateral which results in a change of control of any RIC sufficient to require either the filing of (a) a National Association of Insurance Commissioners Form A or (b) an application for an exemption from the requirement to file such a form with the applicable Insurance Regulator unless Secured Party has first obtained the consent of all applicable Insurance Regulators required under Law.

20.            ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first written above.

GRANTOR:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill

Print Name:	Mark W. Haushill

Print Title:	Executive Vice President & CFO

Pledge Agreement (HIIG) – Signature Page

SECURED PARTY:

PROSPERITY BANK, a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Pledge Agreement (HIIG) – Signature Page

Pledge Agreement

Index of Schedules

SCHEDULE A	PROPERTY AS PART OF COLLATERAL

SCHEDULE B	NAME AND ISSUER OF ALL COLLATERAL

SCHEDULE C	CEO NAME AND ADDRESS

SCHEDULE A

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 11, 2019,

BY AND BETWEEN

PROSPERITY BANK

AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

The following property is a part of the Collateral as defined in Section 1(b):

A.            All capital stock and other Equity Interests of HIIG Service Company, a Delaware corporation now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

1,000 shares of common stock of HIIG Service Company, a Delaware corporation, as evidenced by certificate no. 3 issued in the name of Grantor.

Such common stock represents all of the authorized, issued and outstanding shares of stock of HIIG Service Company, a Delaware corporation.

B.            All capital stock and other Equity Interests of HIIG Underwriters Agency, Inc., a Texas corporation now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

1,000 shares of common stock of HIIG Underwriters Agency, Inc., a Texas corporation, as evidenced by certificate no. 2 issued in the name of Grantor.

As of the date of this Agreement, such common stock represents all of the authorized, issued and outstanding shares of common stock of HIIG Underwriters Agency, Inc., a Texas corporation.

C.            All capital stock and other Equity Interests of Houston Specialty Insurance Company, a Delaware corporation, now or hereafter owned beneficially or of record by Grantor.

Capital stock issued and outstanding on the date of the Agreement:

3,000,000 shares of common stock of Houston Specialty Insurance Company, a Delaware corporation, as evidenced by certificate no. 1 issued in the name of Grantor.

As of the date of this Agreement, such common stock represents all of the authorized, issued and outstanding shares of common stock of Houston Specialty Insurance Company, a Delaware corporation.

SCHEDULE B

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 11, 2019,

BY AND BETWEEN

PROSPERITY BANK AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

Issuer Name:	HIIG Service Company

Jurisdiction of Incorporation:	Delaware

Federal Taxpayer I.D. Number:	45-5463484

Authorized Capital Stock:	3,000 shares of common stock

Issued Capital Stock:	1,000 shares of common stock

Outstanding Capital Stock:	1,000 shares of common stock

Issuer Name:	HIIG Underwriters Agency, Inc.

Jurisdiction of Incorporation:	Texas

Federal Taxpayer I.D. Number:	76-0165558

Authorized Capital Stock:	1,000 shares of common stock
9,000 of preferred stock

Issued Capital Stock:	1,000 shares of common stock

Outstanding Capital Stock:	1,000 shares of common stock

Issuer Name:	Houston Specialty Insurance Company

Jurisdiction of Incorporation:	Delaware

Federal Taxpayer I.D. Number:	20-8249009

Authorized Capital Stock:	5,000,000 shares of common stock

Issued Capital Stock:	3,000,000 shares of common stock

Outstanding Capital Stock:	3,000,000 shares of common stock

SCHEDULE C

TO

PLEDGE AND SECURITY AGREEMENT

DATED DECEMBER 11, 2019,

BY AND BETWEEN

PROSPERITY BANK

AND

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

Chief Executive Office(s) of Grantor:

Stephen L. Way

800 Gesner Road

Suite 600

Houston, Texas 77024

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), is made as of December 11, 2019, by HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation (“Grantor”), in favor of PROSPERITY BANK (“Secured Party”).

BACKGROUND.

Pursuant to the Credit Agreement dated as of December 11, 2019 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”), between Grantor and Secured Party, Secured Party has extended a commitment to make a Term Loan to Borrower;

In connection with the Credit Agreement, Grantor has executed and delivered the Security Agreement dated as of December 11, 2019 (such agreement, together with all amendments and restatements thereto, the “Security Agreement”);

As a condition precedent to the making of the Term Loan under the Credit Agreement, Grantor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Indebtedness; and

Grantor has duly authorized the execution, delivery and performance of this Agreement.

AGREEMENT.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Secured Party to make the Term Loan pursuant to the Credit Agreement and to extend credit to or for the benefit of Grantor, Grantor agrees, for the benefit of Secured Party as follows:

1.             Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

“Trademark License” means any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

“Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any governmental authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, and (d) all rights to use and/or sell any of the foregoing.

2.              Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness, Grantor does hereby mortgage, pledge and hypothecate to Secured Party, and grant to Secured Party a security interest in all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired by it:

(a)       all Trademarks, including all Trademarks referred to in Item A of Attachment 1 attached hereto;

(b)       all applications for Trademarks, including each Trademark application referred to in Item B of Attachment 1 attached hereto; and

(c)       all Trademark Licenses, including all Trademark Licenses referred to in Item A of Attachment 1 attached hereto; and

(d)       all proceeds and products of the foregoing, including, without limitation, insurance payable by reason of loss or damage to the foregoing.

3.          Security Agreement. This Agreement has been executed and delivered by Grantor for the purpose of registering the security interest of Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in the United States and any state thereof. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

4.          Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

5.          Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

6.          Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

The Remainder of This Page Is Intentionally Left Blank.

2

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Trademark Security Agreement – Signature Page

PROSPERITY BANK, a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Trademark Security Agreement – Signature Page

ATTACHMENT I

to Trademark Security Agreement

Item A	Registered Trademarks

Registered Owner	Nature of Grantor’s Interest (e.g. owner, licensee)	Registered Trademark	Registration No.	Int’l Class Covered	Goods or Services Covered	Date Registered	Country of Registration
HIIG	Owner	Stylized letters “HII”	4,101,286	36	Insurance Services	2.21.2011	USA
Boston Indemnity Company, Inc.	Owner	Letters “BI” stylized	4,306,435	36	Financial Guarantee and Surety	3.19.2013	USA

The Remainder of This Page Is Intentionally Left Blank.

Item B	Trademark Applications

Applicant	Nature of Grantor’s Interest (e.g. owner, licensee)	Trademark Application relates to following Trademark	Serial No.	Int’l Class Covered	Goods or Services Covered	Date of Application	Country of Application
None.

The Remainder of This Page Is Intentionally Left Blank.

NOTICE OF FINAL AGREEMENT

Borrower:	Houston International Insurance	Lender:	Prosperity Bank
	Group, Ltd.	Address:	5851 Legacy Circle, Suite 1200
Address:	800 Gessner Road, 6th Floor		Plano, Texas 75024
Houston, Texas 77024

Guarantor:	HIIG Service Company and HIIG Underwriters Agency, Inc.
Address:	800 Gessner Road, 6th Floor
Houston, Texas 77024

(Borrower and Guarantor collectively, whether one or more, “Obligor”)

As of the effective date of this Agreement, Obligor and Prosperity Bank, a Texas banking association (“Lender”) have consummated a transaction pursuant to which Lender has agreed to make a loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $100,000,000 (collectively, whether one or more, the “Loan”), and Guarantor agrees to guaranty the Loan.

COUNTERPARTS; FACSIMILE DOCUMENTS AND SIGNATURES; ESIGN; IMAGING OF DOCUMENTS

This Agreement, may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. If this document is transmitted by facsimile machine, electronic mail or other electronic transmission, it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine, electronic mail or other electronic transmission shall be considered for all purposes as an original signature. Any such transmitted document shall be considered to have the same binding legal effect as an original document. At the request of any party, any facsimile, electronic mail or other electronically transmitted document shall be re-executed by each signatory party in an original form. Obligor and Lender agree that no notices or other communications by electronic means between such parties or their representatives in connection with the Loan or any instrument executed in connection therewith shall constitute a transaction, agreement, contract or electronic signature under the Electronic Signatures in Global and National Commerce Act, any version of the Uniform Electronic Transactions Act or any other statute governing electronic transactions, unless otherwise specifically agreed to in writing. Obligor understands and agrees that (a) Lender’s document retention policy may involve the electronic imaging of executed documents and the destruction of the paper originals, and (b) Obligor waives any right that it may have to claim that the imaged copies of the documents are not originals.

PATRIOT ACT NOTICE

Lender hereby notifies Obligor that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Obligor, which information includes the name and address of Obligor and other information that will allow Lender to identify Obligor in accordance with the Act.

WAIVER OF RIGHT TO TRIAL BY JURY

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

NOTICE OF FINAL AGREEMENT

In connection with the Loan, Obligor has executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Lender and Obligor that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Each Obligor warrants and represents that the entire agreement made and existing by or between Lender and Obligor with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or between, Lender and Obligor that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date: December 11, 2019.

The Remainder of This Page is Intentionally Left Blank

2

PROSPERITY BANK, a Texas banking association

By:	/s/ Todd Coultas
Todd Coultas, Vice President

Notice of Final Agreement– Signature Page

ACKNOWLEDGED AND AGREED:

BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.,
a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President & CFO

Notice of Final Agreement– Signature Page

GUARANTOR:

HIIG SERVICE COMPANY, a Delaware corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

HIIG UNDERWRITERS AGENCY, INC., a Texas corporation

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	Executive Vice President

Notice of Final Agreement– Signature Page

TO:	Prosperity Bank

DATE:	December 11, 2019

FROM:	Houston International Insurance Group, Ltd.

Flow of Funds; Request for Advance

The undersigned hereby requests the full funding of the term loan in the amount of $50,000,000.00 plus an advance of $25,826,814.89 under the $50,000,000.00 revolving line of credit governed by that certain Credit Agreement (the “Credit Agreement”), dated as of December 11, 2019, by and between PROSPERITY BANK, a Texas banking association (“Lender”) and HOUSTON INTERNATIONAL INSURANCE GROUP, LTD., a Delaware corporation (“Borrower”). Set forth below is the requested direction and flow of funds based upon such request for advance. When accepted and agreed to, this request will serve as authorization by Borrower to Lender to fund the amounts set forth below. The transactions described below shall all be deemed to occur simultaneously. All capitalized terms used herein shall have the meanings assigned thereto in the Credit Agreement.

Transaction	Amount	Funding Instructions
1. Payoff of Frost Bank – Revolving Loans and Term Loan	$75,451,554.89	Frost Bank 3838 Rogers Road San Antonio, Texas 73251 ABA: #114000093 Attention: Loan Payoffs-OF-3 See Payoff Letter attached hereto as Exhibit A.
2. Origination Fee for Term Loan payable to Prosperity Bank	$250,000.00	To be netted from the disbursement of proceeds.
3. Origination Fee for Revolving Borrowing payable to Prosperity Bank.	$62,500.00	To be netted from the disbursement of proceeds.
4. Lender’s Counsel’s fees	$58,350.00	Wired by Prosperity Bank directly to Reed Smith LLP pursuant to the invoice attached hereto as Exhibit B.
5. Frost Bank’s Counsel’s fees	$4,410.00

Comerica Bank

8850 Boedeker Street

Dallas, Texas 75226

ABA: #111000753

Credit: Winstead PC

Client Retainer Account

Account No.: 188-1293359

Reference: Attorney Name: John Holman

Client Matter: 26914-40

Accepted and Agreed to as of the date first written above.

Houston International Insurance Group, LTD.,
a Delaware corporation

By:	/s/ Mark W. Haushill
Name:	Mark W. Haushill
Title:	Executive Vice President & CFO

Flow of Funds – Signature Page

EXHIBIT A

December 10, 2019

Houston International Insurance Group, Ltd.

800 Gessner, Suite 600

Houston, Texas 77024

Attention: Rhonda N. Kemp

800 Gessner, Suite 600

Houston, Texas 77024

Attention: Legal Department

Re:	Third Restated Credit Agreement dated as of April 30, 2014, among Houston International Insurance Group, Ltd. (“Borrower”), the lenders party thereto (“Lenders”) and Frost Bank, as administrative agent (“Administrative Agent”).

Ladies and Gentlemen:

This letter agreement relates to the Credit Agreement. All capitalized terms not defined herein shall have the meanings ascribed such terms in the Credit Agreement. In consideration of the premises and the mutual covenants and agreements contained herein (and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged), and subject to and upon the terms and conditions set forth herein, the parties hereto agree as follows:

1.             Borrower has delivered to Administrative Agent notice pursuant to (a) Credit Agreement Section 2.8 that Borrower shall voluntarily prepay the total unpaid balance of all Loans, and accrued, unpaid interest thereon, and all other amounts (other than contingent reimbursement obligations) (other than contingent reimbursement obligations) owed by Borrower to Lenders and Administrative Agent under the Credit Agreement and the other Loan Documents on December 10, 2019 (the “Payoff Date”), and (b) Credit Agreement Section 2.8 that Borrower voluntarily terminates the Aggregate Revolving Commitment on the Payoff Date (but without terminating those provisions in the Credit Agreement and the other Loan Documents that specifically survive the termination of the Loan Documents by their terms or the terms of this letter agreement).

2.             A.          Facility Payoff Amount. As of December 10, 2019, the outstanding principal debt, accrued and unpaid interest and other charges owing under the Credit Agreement and the other Loan Documents are as follows:

1.	Revolving Loans

Outstanding principal amount	$35,000,000.00

Accrued and unpaid interest	$151,146.98

Additional Fee	$11,088.33

Aggregate amount due with respect to Revolving Loans	$35,162,230.31
Per diem accrual of interest	$3,362.43

2.	Term Loan

Outstanding principal amount	$40,000,000.00

Accrued and unpaid interest	$282,119.37

Aggregate amount due with respect to Term Loan	$40,282,119.37
Per diem accrual of interest	$3,842.78

TOTAL PAY-OFF AMOUNT	$75,444,349.68

For purposes hereof, payments received by Administrative Agent after 3:00 p.m., Central time, on December 10, 2019 (or any other day), shall be deemed to have been received the following Business Day. Subject to the next sentence, the total amount necessary to satisfy the outstanding Obligations described above on December 10, 2019, will total $75,444,349.68 (the “Payoff Amount”). After 3:00 p.m. on the Payoff Date, outstanding principal debt and fees shall accrue interest at the per diem amount as set forth above, and as a result, the Payoff Amount shall be increased by any such per diem amount as set forth above. The Payoff Amount assumes no further borrowings or repayments of any of the obligations to be paid off and that there is no change in the applicable interest rates (including the per diem accrual rates) after the date of this letter agreement. Borrower shall contact Administrative Agent to confirm the per diem accrual rate and the Payoff Amount. Payment of the Payoff Amount shall be made via wire transfer to the following account as follows:

Bank Name:	Frost Bank
Bank Address:	3838 Rogers Road
San Antonio, Texas 78251
Attention:	Loan Payoffs–OF–3
ABA No.:	114000093
Borrower:	Houston International Insurance Group, Ltd.
Loan Nos:	42659140002
42659140003

B. Professional Fees – Winstead

Fees of Winstead PC on behalf of Administrative Agent	$4,410.00

TOTAL PROFESSIONAL FEE AMOUNT	$4,410.00
(Estimate)

Payment of the Professional Fees shall be made via wire transfer to the following account in immediately available funds as follows:

Bank Name:	Comerica Bank
Bank Address:	8850 Boedeker Street
Dallas, Texas 75226
ABA No.:	111000753
Credit:	Winstead PC
Client Retainer Account
Account No.:	188-1293359
Reference:	Attorney Name: John Holman
Client Matter: 26914-40

2

Upon Administrative Agent’s receipt of the Payoff Amount, any and all security interests, liens and pledges under the Loan Documents in favor of or for the benefit of Administrative Agent or the Lenders securing the Secured Obligations shall be automatically terminated and released, and all Loan Documents (including the Confirmations of Pledge described on Schedule 2) shall be terminated (other than (a) those provisions contained in the Loan Documents which expressly state that they shall survive termination of the Aggregate Revolving Commitments to extend credit pursuant to the Loan Documents and payment in full of the Obligations and (b) Article III and Sections 7.25, 10.3, 10.10, 10.15, 10.17 and 10.18 of the Credit Agreement). Upon the satisfaction of the conditions to termination of the Loan Documents, as described in the preceding sentence, and receipt by Borrower of the notice described in the following paragraph, Borrower or Borrower’s designee is authorized to file termination statements (including without limitation, on Form UCC-3 or its equivalent) with the UCC filing offices reasonably necessary or desirable to terminate the lien filings described on Schedule 1. If any Lender or Administrative Agent receives any payment or benefit under the Loan Documents and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any proceeding under any Debtor Relief Law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied, together with all security interests, Liens and pledges that secured the Obligations prior to giving effect to the releases and terminations given pursuant to this letter agreement, shall be revived and continued in full force and effect as if such payment or benefit had not been made and such release and termination had not been given and, further, any such repayment by such Lender or Administrative Agent shall be payable upon demand by such Lender or Administrative Agent.

Upon receipt by Administrative Agent of counterparts of this letter agreement executed by all parties and the Payoff Amount, Administrative Agent shall:

(a)	promptly deliver to Borrower (in care of Ms. Rhonda Kemp at the first address specified in paragraph (b)) the stock certificates described on Schedule 2, together with any and all stock powers relating to such stock certificates, and promissory notes and allonges described on Schedule 3;

(b)	send written notification of such effectiveness and receipt by Administrative Agent of the Payoff Amount by telecopier or electronic mail to:

Houston International Insurance Group, Ltd.

800 Gessner, Suite 600

Houston, Texas 77024

Attention: Rhonda N. Kemp

and

(c)	promptly deliver to Borrower such other agreements and documents in form and substance satisfactory to Borrower, and take such other action from time to time, as Borrower may reasonably request, to effect the purposes of this letter agreement.

Borrower hereby agrees that, upon termination and release of the Liens granted pursuant to the Loan Documents, neither Administrative Agent nor any Lender shall have any further obligation to Borrower and Borrower hereby forever waives, relinquishes and releases any and all claims against Administrative Agent, each Lender, and their respective agents or employees, for any and all liabilities and obligations of any kind whatsoever and agrees to not commence or maintain, or assist in the commencement or maintenance of, any litigation related to any such claim.

3

Borrower shall pay the Professional Fees stated above in accordance with the terms hereof and shall promptly pay all other reasonable costs and expenses of Administrative Agent (including, without limitation, reasonable Attorney Costs of counsel to Administrative Agent to the extent Attorney Costs are in excess of the estimated amount) arising in connection with this letter agreement and the performance at any time of any other acts to effect the release of the Loan Documents.

The parties hereto agree upon acceptance of this letter agreement to (i) send executed signature pages to the attention of John Holman by either attachment to email at [***] or by facsimile at [***] and (ii) send two original signature pages via overnight delivery to John Holman, Winstead PC, 2728 North Harwood Street, Suite 500, Dallas, Texas 75201.

This letter shall be governed by and construed in accordance with the Laws of the State of Texas. The parties hereto agree and intend that this letter shall be binding on them and on their successors and assigns of all kinds and types whatsoever. All payments pursuant to this letter agreement are subject to Credit Agreement Section 10.10. This letter agreement may be executed in one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained in any one counterpart hereof, each counterpart shall be deemed an original, but all of which together shall constitute one in the same instrument. Delivery of a copy of an appropriately executed signature page to this letter agreement by attachment to email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

4

If the foregoing correctly states your understanding with respect to the matters stated in this letter, please acknowledge by signing in the space provided below.

Very truly yours,

FROST BANK, a Texas state bank, as Administrative Agent

By:	/s/ Douglas A. Nelson
Douglas A. Nelson, Vice President

Payoff Letter (Houston International Insurance Group, Ltd.) – Signature Page

AGREED TO AND ACCEPTED:

BORROWER:

HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.

By:	/s/ Mark W. Haushill
Print Name:	Mark W. Haushill
Print Title:	EVP & CFO

Payoff Letter (Houston International Insurance Group, Ltd.) – Signature Page

SCHEDULE 1

UCC Filings

Tab No.	Filing Jurisdiction	Original Filing Info
		Filing No.	Filing Date and Time
Houston International Insurance Group, Ltd. Taxpayer ID No.:
	Delaware Secretary of State (re: Pledge and Security Agreement)	2010 4654772	12.31.10 12:19 PM
	Delaware Secretary of State (re: SWIP Pledge and Security Agreement)	2010 4654947	12.31.10 12:28 PM
	Delaware Secretary of State (re: Security Agreement)	2010 4655126	12.31.10 12:32 PM
HIIG Service Company Taxpayer ID No.:
	Delaware Secretary of State	2013 2048610	05.30.13 1:15 PM
HIIG Underwriters Agency, Inc. Taxpayer ID No.:
	Texas Secretary of State	08-0004327711	04.25.14

SCHEDULE 1 – Solo Page

SCHEDULE 2

Equity Interest Collateral

1.	Certificate No. 2, in the name of Houston International Insurance Group, Ltd. representing 1,000 common shares of HIIG Underwriters Agency, Inc.
2.	Certificate No. 1, in the name of Houston International Insurance Group, Ltd. representing 3,000,000 common shares of Houston Specialty Insurance Company
3.	Certificate No. 003 in the name of Houston International Insurance Group, Ltd. representing 1,000 common shares of HIIG Service Company

Confirmations of Pledge

1.	Confirmation of Pledge by Issuer from Houston International Insurance Group, Ltd. and Bunker Hill Underwriters Agency, Inc.
2.	Confirmation of Pledge by Issuer from Houston International Insurance Group, Ltd. and Houston Specialty Insurance Company

SCHEDULE 2 – Solo Page

SCHEDULE 3

Promissory Notes and Allonges

1.	Fixed Rate Surplus Debenture dated August 26, 2019, made by Houston Specialty Insurance Company to Houston International Insurance Group, Ltd.
2.	Allonge to Fixed Rate Surplus Note No. 1
3.	Surplus Debenture No. 2 dated December 3, 2019, made by Houston Specialty Insurance Company to Houston International Insurance Group, Ltd.
4.	Allonge to Fixed Rate Surplus Note No. 2

SCHEDULE 3 – Solo Page

EXHIBIT B

[***]

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS
A. NAME & PHONE OF CONTACT AT FILER (optional)
AI Kyle (469) 680-4215
B. E-MAIL CONTACT AT FILER (optional)	Delaware Department of State
akyle@reedsmith.com	U.C.C. Filing Section
C. SEND ACKNOWLEDGMENT TO: (Name and Address)	Filed: 02:34 PM 12/11/2019
U.C.C. Initial Filing No: 2019 8807872
AI Kyle
Reed Smith LLP	Service Request No: 20198574443
2501 N. Harwood, Suite 1700
Dallas, TX 75201

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1.	DEBTOR’S NAME: Provide only one Debtor name (1a or 1b) (use exact. full name: do not omit, modify, or abbreviate any part or the Debtor’s name); if any part of the individual Debtor’s name will not fit inline 1b. leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
1a. ORGANIZATION’S NAME
OR	HOUSTON INTERNATIONAL INSURANCE GROUP, LTD.
	1b. INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX

1c.	MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
800 Gessner, Suite 600		Houston	Tx	77024	US
2.	DEBTOR’S NAME: Provide only one Debtor name (2a or 2b) (use exact. full name: do not omit, modify, or abbreviate any part or the Debtor’s name); if any part of the individual Debtor’s name will not fit inline 2b. leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
2a. ORGANIZATION’S NAME
OR
	2b. INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX

2c.	MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3.	SECURED PARTY’S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)
3a. ORGANIZATION’S NAME
OR	PROSPERITY BANK
	3b. INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX

3c.	MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
5851 Legacy Circle, Suite 1200		Plano	Tx	75024	US
4.	COLLATERAL: This financing statement covers the following collateral:

See the Schedule of Collateral.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and instructions) ☐ being administered by a Decedant’s Personal Representative

6a. Check only if applicable and check only one box:	6b. Check only if applicable and check only one box:
☐ Public Finance Transaction ☐ Manufactured Home Transaction ☐ A Debtor is a Transmitting Utility	☐ Agricultural Lien ☐ Non UCC Filling
7. Alternative DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/censor

8. OPTIONAL FILER REFERENCE DATA:

International Association of Commercial Administrators (IACA)

FILING OFFICE COPY — UCC FINANCING STATEMENT (From UCC1) (Rev. 04/20/11)

SCHEDULE OF COLLATERAL

The term “Collateral” shall mean all of the personal property of Debtor including but not limited to, wherever located, and now owned or hereafter acquired:

(i)          All “accounts,” as defined under Chapter 9 of the Uniform Commercial Code as from time to time in effect in the State of Texas or other applicable jurisdictions (the “Code”) (including all health care insurance receivables), together with any and all books of account, customer lists and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

(ii)         All “inventory” as defined in the Code.

(iii)        All “chattel paper” as defined in the Code.

(iv)        All “equipment” as defined in the Code, of whatsoever kind and character now or hereafter possessed, held, acquired, leased or owned by Debtor and used or usable in Debtor’s business, and in any event shall include, but shall not be limited to, all machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, and all manuals and instructions. To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property.

(v)         All “fixtures” as defined in the Code.

(vi)        All “instruments” as defined in the Code (including promissory notes).

(vii)       All “investment property”as defined in the Code.

(viii)      All “documents” as defined in the Code.

(ix)         All “deposit accounts” as defined in the Code.

(x)          All “commercial tort claims” as defined in the Code.

(xi)         All “letter of credit rights” as defined in the Code.

(xii)      All “general intangibles” as defined in the Code, including all rights in all payment intangibles, permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property owned by Debtor or used in Debtor’s business.

(xiii)       All “supporting obligations” as defined in the Code.

(xiv)      All Patents, Trademarks, Copyrights, and Licenses.

(xv)       All commissions (including, but not limited to, all insurance, reinsurance, placement and broker commissions) and other payments owed to Debtor in consideration for services performed or to be performed and goods provided or to be provided by Debtor and its subsidiaries, all renewal and reinstatement commissions and payments, and all contractual rights of Debtor and its subsidiaries to receive such commissions or any other payments with respect to the other foregoing and following property and all future commissions, including but not limited to any of the foregoing that were earned by or owed to Debtor or such subsidiary prior to or after the commencement of any proceeding under any debtor relief law involving Debtor or such subsidiary but which were received by Debtor or such subsidiary after the commencement of such proceeding under any debtor relief law.

SCHEDULE OF COLLATERAL - Page 1

(xvi)      All records relating in any way to the foregoing and following (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form).

Collateral also includes all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party.

SCHEDULE OF COLLATERAL - Page 2